EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

LICENCE AGREEMENT

AS AMENDED ON 28 MARCH 2018

(1)	AUTOLUS LIMITED

(2)	UCL BUSINESS PLC

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

i

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

17.	BUY-OUT OPTION	91

18.	INTELLECTUAL PROPERTY PROSECUTION AND MAINTENANCE	91

19.	INTELLECTUAL PROPERTY ENFORCEMENT	98

20.	CONFIDENTIALITY	101

21.	WARRANTIES AND COVENANTS	104

22.	LIMITATION OF LIABILITY	104

23.	INDEMNITY AND INSURANCE	105

24.	TERMINATION	108

25.	CONSEQUENCES OF TERMINATION	109

26.	FORCE MAJEURE	111

27.	FURTHER ASSURANCE	111

28.	PUBLICITY	112

29.	ASSIGNMENT	113

30.	NOTICES	114

31.	MISCELLANEOUS PROVISIONS	114

32.	COUNTERPARTS	117

33.	DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION	117

SCHEDULE 1		119

THE PROGRAMS		119

SCHEDULE 2		120

PROGRAM IP		120

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE 3	121

UCL BACKGROUND	121

PART A : UCL KNOW-HOW	121

PART B : UCL BACKGROUND MATERIALS	121

SCHEDULE 4	122

MANUFACTURING KNOW-HOW	122

SCHEDULE 5	123

DISCLOSURE PROCESS	123

SCHEDULE 6	124

PART A : EXISTING LICENCES	124

PART B : COMMERCIAL AGREEMENTS	124

SCHEDULE 7	125

PERMITTED STUDIES	125

SCHEDULE 8	126

PART A : NET SALES DEFINITION	126

PART B : NET RECEIPTS DEFINITION	129

PART C : EXPERT PROCEDURE	130

SCHEDULE 9	132

WARRANTIES AND COVENANTS	132

PART A : MUTUAL WARRANTIES & REPRESENTATIONS	132

PART B : UCLB WARRANTIES & COVENANTS AT THE EFFECTIVE DATE	132

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

PART C : UCLB WARRANTIES & COVENANTS AT THE AMENDMENT DATE	133

PART D: UCLB WARRANTIES & COVENANTS AT THE SECOND AMENDMENT DATE	136

SCHEDULE 10	138

MILESTONE, ROYALTY AND NET RECEIPTS STATEMENTS	138

SCHEDULE 11	140

RELEASE OF THE CARPALL AND ALLCAR19 PATIENT CLINICAL DATA	140

SCHEDULE 12	141

CD19 SEQUENCE	141

SCHEDULE 13	142

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

THIS AGREEMENT was made as of 25 September 2014 (the “Effective Date”), was amended as of 2 March 2016 (the “Amendment Date”), and is amended and restated as of 28 March 2018 (the “Second Amendment Date”)

BY AND BETWEEN:

(1)	AUTOLUS LIMITED, a company duly organised and validly existing under the laws of England (company number 09115837) with its registered office at Forest House, 58 Wood Lane, London, W12 7RZ (“Autolus”); and

(2)	UCL BUSINESS PLC, a public company duly organised and validly existing under the laws of England (company number 02776963) with its registered office at The Network Building, 97 Tottenham Court Road, London, W1T 4TP (“UCLB”).

WHEREAS:

(A)	Autolus has been established for the purposes of exploitation of certain of the Technology (as defined hereunder) in the field of cancer therapy and diagnosis;

(B)	UCLB is a public company established by UCL to assist in the commercialisation of technology arising from UCL’s faculties and is responsible for technology development and commercialisation transactions for UCL;

(C)	Dr Martin Pule is a leading academic and expert in the development of T-cell therapies for the treatment of cancer and is an employee and academic at UCL and leads and supervises the MP Laboratory (as defined below), and is also the Senior Vice President and Chief Scientific Officer of Autolus;

(D)	Through his own research and the research undertaken at the MP Laboratory, certain inventions, discoveries and know-how have been developed concerning the modification and utilisation of T-cells for cancer therapy, in particular focusing on the identification and development of certain chimeric antigen receptors that are engineered into human T-cells;

(E)	Pursuant to his employment conditions, and the conditions of employment or studentship existing amongst those who work or collaborate in the MP Laboratory and UCL’s governance, all Intellectual Property generated by MP or by, at or within the MP Laboratory (irrespective of the individual or their status within the MP Laboratory) are initially owned by UCL and UCLB has the automatic exclusive right to assign and/or license all such Intellectual Property by virtue of its arrangements with UCL;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(F)	MP has assigned all right to the technology to be licensed and/or assigned hereunder to UCLB;

(G)	Autolus was granted a licence to the Original Programs with effect from the Effective Date and now with effect from the Amendment Date the Additional Programs are to be added to this Agreement;

(H)	Autolus is granted rights to the Technology, including an option to acquire certain of the Technology, in each case upon the terms of this Agreement, and UCLB wishes to grant such rights to Autolus and does so with the consent and support of UCL and MP; and

(I)	Autolus is interested in obtaining rights and licenses to certain additional Technology relating to the CAT19 Program pursuant to the terms of this Agreement.

NOW, THEREFORE, the Parties, in consideration of the mutual covenants and undertakings herein and for other good and valuable consideration, intending to be legally bound, HEREBY AGREE as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, each of the capitalised words and expressions set out below shall have the meanings set forth against that capitalised word or expression, unless expressly provided otherwise:

“Academic Information” has the meaning set out in Clause 4.5;

“Academic Collaborator(s)” means any Academic Organisation which is actively collaborating with UCL or CRUK on Academic Research permitted pursuant to Clause 4;

“Academic Organisation” means an organisation engaged in the conduct of academic research or the non-commercial funding of academic research, comprising academic institutions, charities, non-for-profit organisations and government bodies including the national health service and equivalent organisations anywhere in the world;

“Academic Research” means academic research which is undertaken by UCL alone or in collaboration with another Academic Organisation and, without limiting the foregoing, excluding any Commercial Research;

“Academic Reports” has the meaning set out in Clause 4.5.2;

“Academic Rights” has the meaning set out in Clause 4.1;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Additional LG Milestone Payment” has the meaning set out in Clause 13.3;

“Additional Licensed Patents” means the ccCAR Patent Rights, iCAR Patent Rights, Epitope Tag Patent Rights, Retrostim Patent Rights, RapaiCASP9 Patents Rights, TetCAR Patent Rights and ZAP-CAR Patent Rights;

“Additional Milestone” means the achievement of a milestone triggering an Additional LG Milestone Payment or Additional ZC Milestone Payment in accordance with Clause 13.3 or Clause 13.4 respectively;

“Additional Program” means one of the ccCAR Program, iCAR Program, Epitope Tag Program, Retrostim Program, RapaiCASP9 Program, TetCAR Program, or the ZAP-CAR Program, and “Additional Programs” means any combination of two or more of the foregoing, as the context requires;

“Additional Program IP” means the ccCAR Program IP, iCAR Program IP. Epitope Tag Program IP, Retrostim Program IP, RapaiCASP9 Program IP, TetCAR Program IP, and the ZAP-CAR Program IP;

“Additional Program Licence” means any one of the ccCAR Licence, iCAR Licence, Epitope Tag Licence, Retrostim Licence, RapaiCASP9 Licence, TetCAR Licence, or the ZAP-CAR Licence, and “Additional Program Licences” means any two or more of the foregoing;

“Additional Royalty Product” means any one of the ccCAR Product, iCAR Product, Epitope Tag Product, Retrostim Product, RapaiCASP9 Product, TetCAR Product, or ZAP-CAR Product, and “Additional Royalty Products” means any two or more of the foregoing;

“Additional ZC Milestone Payment” has the meaning set out in Clause 13.4;

“Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with a Party, for so long as such control exists. For the purposes of this definition of Affiliate and the definition of Tobacco Party, “control” and “controlled” means either (a) with respect to any person or entity, ownership directly or indirectly of more than fifty (50%) per cent of the shares of stock entitled to vote for the election of directors, in the case of a company or corporation, or more than fifty (50%) per cent of equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a person controls or has the right to control the board of directors or equivalent governing body of the relevant entity, or the ability generally to cause the direction of the management or policies of an entity. In the case of certain entities organised under the laws of certain countries, where the maximum percentage ownership permitted by law for a foreign investor is less than fifty (50%) per cent, in such case such lower percentage shall be substituted in the preceding sentence provided that such foreign investor has the power to direct the management and policies of such entity. For the purposes of this Agreement (i) UCL shall be deemed an Affiliate of UCLB and vice versa; and (ii) Autolus’ Affiliates shall be limited to its subsidiaries (as defined in section 1159 of the Companies Act 2006) from time to time;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Agreement” means this agreement together with its schedules, each as may be amended from time to time in accordance with the terms of this Agreement;

“ALLCAR19 Study” means the Permitted Study described in Schedule 1 under the heading CAT19 Program and conducted in accordance with the [***] Contract under UCL’s sponsorship;

“Amendment Date” has the meaning set out in the initial paragraph of this Agreement;

“Antigen” means any protein or other molecular structure including for the avoidance of doubt a cell surface sugar or part thereof (including any polypeptide or fragment thereof) whether glycosylated or otherwise and is capable of or demonstrates any binding affinity with any antibody, antigen-binding domain or other engager protein or any fragment of any of the foregoing;

“Assignment” has the meaning set out in Clause 10.2;

“Autolus Improvement” means to the extent Controlled by Autolus (free from any restriction or encumbrance) (i) any improvement to the applicable Licensed Patent(s) in respect of which a Licence has been terminated by UCLB, where use or deployment of such improvement in a product would infringe the applicable Licensed Patent(s) for which such Licence has been terminated; and, (ii) the Test and Regulatory Data which has been generated by or on behalf of Autolus in its Exploitation of the applicable Licensed Patents for which the Licence has been terminated by UCLB;

“Background Licence” has the meaning set out in Clause 2.1;

“Background Materials” means (i) those materials listed in Part B of Schedule 3; and (ii) any materials Controlled by UCLB (free from any restriction or encumbrance) which are not Program Materials and which (a) have been used in connection with any of the Programs prior to the Effective Date; and/or (b) are used in connection with the [***] Program, NSG Program and/or the ZipCAR Program after the Effective Date; and/or (c) have been used in connection with any of the Additional Programs prior to the Amendment Date or the CAT19 Program prior to the Second Amendment Date;

“BCMA” means the specific Antigen (or part thereof) coded for by reference to the sequence defined in Schedule 1 under the BCMA-CAR Program;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“[***]” means [***] in which one of the [***] intended to [***] on the [***] is capable of binding to [***];

“[***] Option” means Autolus’s rights under Clause 7;

“[***] Field” means all uses without restriction except for use in [***];

“[***] Licence” has the meaning set out in Clause 2.2.2;

“BCMA Product” means any product or therapy which within the BCMA Field (i) targets BCMA and is covered by, uses, incorporates or has been developed using any of the BCMA Program IP; or (ii) targets BCMA and has been developed using any of the UCL Background IP or Manufacturing Know-How; or (iii) were it not for the license to BCMA Program IP hereunder, would otherwise infringe any Patent Right licensed hereunder under the BCMA Program IP;

“[***] Existing Patent” means patent application [***] and all Patent Rights derived therefrom including International Patent Application No. [***];

“[***] Period” has the meaning set out in Clause 7.1;

“[***] Program” means the research conducted with respect to [***] by MP and/or the MP Laboratory, as of the Effective Date and thereafter during the [***] Period;

“[***] Program IP” means, excluding Program IP, UCL Background IP and Manufacturing Know-How, (i) all Know-How and inventions generated, created or developed pursuant to the [***] Program excluding CGK as of the licence grant date (in respect of the [***] Program IP); and (ii) the [***] Existing Patent and all Patent Rights filed in respect of the research undertaken pursuant to the [***] Program from time to time (“[***] Patent Rights”);

“BCMA-CAR Program” means the program of research defined in Schedule 1 under the title BCMA-CAR Program as conducted prior to the Effective Date;

“BCMA Program IP” means, excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title BCMA-CAR Patents and all Patent Rights derived therefrom (“BCMA-CAR Patent Rights”); (ii) the Know-How described in Schedule 2 under the title BCMA-CAR Know-How; (iii) the materials listed in Schedule 2 under the title BCMA-CAR Materials together with all IP in the same; and (iv) all Know-How and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

materials (together with all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the BCMA-CAR Program prior to the Effective Date, including the technology claimed or disclosed in the BCMA-CAR Patent Rights as of the Effective Date, other than that which is CGK as of the Effective Date or disclosed in the sections of the BCMA-CAR Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Effective Date;

“BiTE” means a bi-specific T-cell engager protein comprising two or more antigen-binding domains which bind a T-cell and a target cell thereby bringing the two cells into close proximity intended to modulate or trigger an immune response against the target cell, and for the avoidance of doubt is not a CAR;

“Business Sale” has the meaning set out in Clause 10.1.3;

“Buy-Out Option” has the meaning set out in Clause 17.1;

“CARPALL and ALLCAR19 Patient Clinical Data” means patient clinical data generated from either the CARPALL Study or the ALLCAR19 Study and (i) described in Schedule 2 under the title CAT19 Know-How, with the heading Patient Clinical Data or (ii) which is otherwise generated after the Second Amendment Date;

“CARPALL Study” means the Permitted Study described in Schedule 1 under the heading CAT19 Program and conducted under UCL’s sponsorship with funding from (i) Children with Cancer UK, (ii) Great Ormond St Hospital Children’s Charity and (iii) J P Moulton Charitable Foundation;

“CAT19 1st Gen Product” means the CAT19 Product developed in the CAT19 Program (the “Original CAT19 Product”), and any other CAT19 Product as may be modified by Autolus or any Sub-Licensee after the Second Amendment Date that is developed using any of the CARPALL and ALLCAR19 Patient Clinical Data either in a Phase 2 study following directly a clinical study conducted under the CAT19 Program, or pursuant to a bridging study or similar adjunctive study intended to demonstrate that the modified CAT19 Product is equivalent to the Original CAT19 Product;

“CAT19 Binder Product” means a CAT19 Product that is not a CAT19 1st Gen Product;

“CAT19 Licence” has the meaning set out in Clause 2.2.16;

“CAT19 Product” means any product or therapy which (i) targets the CD19 Antigen and is covered by, uses, incorporates or has been developed using any of the CAT19 Program IP; or (ii) were it not for the license to CAT19 Program IP hereunder, would otherwise infringe any Patent Right licensed under the CAT19 Program IP;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“CAT19 Program” means the program of research defined in Schedule 1 under the title CAT19 Program as conducted prior to the Second Amendment Date;

“CAT19 Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title CAT19 Patents and all Patent Rights derived therefrom (“CAT19 Patent Rights”); (ii) the Know-How described in Schedule 2 under the title CAT19 Know-How, including CARPALL and ALLCAR19 Patient Clinical Data generated prior to the Second Amendment Date once the same is disclosed to Autolus in accordance with Clause 9.8; (iii) the materials listed in Schedule 2 under the title CAT19 Materials together with all IP in the same; and (iv) any Know-How generated in the performance of the ALLCAR19 and CARPALL Studies after the Second Amendment Date, which shall include CARPALL and ALLCAR19 Patient Clinical Data once disclosed to Autolus in accordance with Clause 9.8, but excluding any such Know-How in which Autolus has rights pursuant to any agreement entered into in accordance with Clause 4.12 and excluding any Know-How owned by [***] pursuant to the [***] Agreements;

“CAR” means a chimeric antigen receptor (also known as chimeric immunoreceptors or artificial T-Cell receptors) comprising an extra-cellular Antigen binding or recognition domain and one or more intra-cellular signalling domains, wherein the extra-cellular Antigen binding or recognition domain has binding specificity for one particular Antigen, and for the avoidance of doubt is not a BiTE;

“ccCAR Licence” has the meaning set out in Clause 2.2.7;

“ccCAR Product” means any product or therapy which, were it not for the licence to ccCAR Patent Rights granted hereunder, would otherwise infringe the ccCAR Patent Rights in the relevant country of sale;

“ccCAR Program” means the program of research defined in Schedule 1 under the title ccCAR Program as conducted prior to the Amendment Date;

“ccCAR Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title ccCAR Patents and all Patent Rights derived therefrom (“ccCAR Patent Rights”); (ii) the Know-How described in Schedule 2 under the title ccCAR Know-How; and (iii) the materials listed in Schedule 2 under the title ccCAR Materials together with all IP in the same;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“CDA” the confidentiality agreement executed between [***];

“CD19 Antigen” means the specific Antigen (or part thereof) coded for by reference to the sequence set out in Schedule 12;

“CD19 Clinical Study Results” means all data, information, know-how and other intellectual property and results arising from the ALLCAR19 Study or the CARPALL Study including the protocol for the ALLCAR19 Study and for the CARPALL Study and the Test and Regulatory Data resulting from the ALLCAR19 Study and from the CARPALL Study;

“CD19 Clinical Study NHS Foundation Trusts” means UCL Hospitals NHS Foundation Trust, The Christie NHS Foundation Trust, Oxford University Hospitals NHS Foundation Trust, Great Ormond Street Hospital for Children NHS Foundation Trust, Manchester University NHS Foundation Trust and such other NHS Trusts as may act as study sites in respect of the ALLCAR19 Study and/or the CARPALL Study from time to time;

“CD19 Clinical Study Agreements” means (i) the [***] Contract, (ii) the [***] Grant, (iii) the [***] Agreements and (iv) the agreements entered into between UCL and [***] in respect of their conduct of the CARPALL Study or the ALLCAR19 Study, as applicable;

“CD19 Field” means all uses without restriction except for Exploitation of the TetCAR CD19 Field Product, including any activities of research, development or commercialisation of such TetCAR CD19 Field Product;

“CD19 Field Product” means any CAR product(s) or therapy(ies) which, as its sole mechanism of targeting and engaging with a tumour cell, solely binds to the CD19 Antigen and does not bind to any other Antigen(s) for the purpose of determining the selectivity for the tumour cell;

“[***]” means the specific [***] defined in Schedule 1 under the [***] Program;

“[***] Exercise Period” has the meaning set out in Clause 2.4;

“[***] Licence” has the meaning set out in Clause 2.5;

“[***] Licence Notice” has the meaning set out in Clause 2.4;

“[***] Option” means Autolus’s rights under Clauses 2.4 and 2.5;

“[***] Product” means any product or therapy which (i) targets [***] and is covered by, uses, incorporates or has been developed using any of the [***] Program IP; or (ii) targets [***] and has been developed using any of the UCL Background IP or Manufacturing Know-How; or (iii) were it not for the license to [***] Program IP hereunder, would otherwise infringe any Patent Right licensed hereunder under the [***] Program IP;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“[***] Program” means the program of research defined in Schedule 1 under the title [***] Program, conducted prior to the Effective Date together with the program of research conducted after the Effective Date as described in Schedule 1 under the title Part B: [***] Project Plan;

“[***] Program IP” means, excluding Manufacturing Know-How, (i) the Know-How described in Schedule 2 under the title [***] Know-How; (ii) the materials listed in Schedule 2 under the title [***] Materials together with all IP in the same; (iii) all Know-How and materials (together with all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the [***] Program prior to the Effective Date other than that which is CGK as of the date the [***] Option is exercised; (iv) any Patent Rights filed by or on behalf of UCLB from time to time in respect of any work undertaken by MP and/or the MP Laboratory prior to, on or after the Effective Date under or pursuant to the agreed project plan for the [***] Program as set out in Schedule 1 (“[***] Patent Rights”); and (v) all Know-How and materials developed after the Effective Date by MP and/or the MP Laboratory pursuant specifically to the agreed project plan for the [***] Program as set out in Schedule 1, including the technology claimed or disclosed in the [***] Patent Rights (if any) as of the date the [***] Option is exercised, other than that which is CGK as of the date the [***] Option is exercised, or disclosed in the sections of the [***] Patent Rights that refer to, describe or disclose prior art including CGK existing as of the date the [***] Option is exercised; references to CGK in this definition shall exclude CGK that became CGK through disclosure after the Effective Date by publication of the [***] Patent Rights or by MP making a publication in accordance with this Agreement or by Autolus’s publication;

“CGK” or “Common General Knowledge” means all technical and other information, knowledge, ideas, inventions, concepts, discoveries, data, designs, know-how, formulae, methods, sequences, models, procedures, designs, protocols, trials, tests, methods, processes, specifications and techniques which are not confidential and are publicly available at the applicable time;

“Collaborative Research Project” has the meaning set out in Clause 4.7;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Combination Product” has the meaning set out in paragraph 4 of Part A Schedule 8;

“Commercial Licence” has the meaning set out in Clause 3.3;

“Commercial Research” means any research (i) that is, in whole or part, funded by a person or entity that is not a Funder; or (ii) that is undertaken at the request of or for the benefit of any entity that is not an Academic Organisation involved in such research; or (iii) that is undertaken (as opposed to funded) in collaboration with any entity which is not an Academic Organisation; or (iv) under which a Third Party, which is not an Academic Organisation participating in such research, will acquire any rights in (including by way of assignment or licence) or control over the results of such research;

“Competitive Product” means any product or therapy that is competitive to or equivalent (whether structurally, functionally or through mechanism of action) to any Royalty Product, including any product or therapy that may be considered a generic, biosimilar and/or a “me-too” product or therapy or otherwise infringes any of the Licensed Patents or makes use of any of the Technology;

“Complementary Diagnostic Product” means a Royalty Product that is not directly of therapeutic application and is used for diagnosis, assessment or detection;

“Competing Entrant” has the meaning set out in Clause 14.11;

“Confidential Information” has the meaning set out in Clause 20.1;

“Control” or “Controlled” in respect of a Party, that Intellectual Property (or those materials) which such Party (which in the case of UCLB means UCLB or UCL) (i) owns and is able, without breaching any obligation owed by it or (by rule of law) having to obtain the consent of any co-owner, to license (or in the case of materials supply) the same to a third party (including a Party to this Agreement) for the applicable Royalty Product or use; or (ii) is licensed to use (other than by the other Party to this Agreement) and is entitled under the terms of the licence to which they are a party to sub-license (or in the case of materials supply) the same to a third party (including a Party to this Agreement) for the applicable Royalty Product or use without having to obtain consent from such third party;

“Core Countries” means [***] and [***] and “Core Country” means any one of them;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Cover”, “Covering” or “Covered” means (for the purposes of Clauses 13.2.1, 13.2.2, 14.4 and paragraph 1.8 of Part B Schedule 9, paragraph 1.7 of Part C Schedule 9 and paragraph 1.7 of Part D Schedule 9) in the case of a product or a therapy that such product or therapy would, were it not for the applicable licence granted and subsisting hereunder, infringe the applicable Patent Rights so licensed hereunder;

“CRUK” means Cancer Research UK (registered as a company limited by guarantee in England and Wales under number 4325234) and registered charity (number 1089464 in England and Wales and registered in Scotland under number SC041666 and in the Isle of Man under number 1103);

“CRUK Funders” means Cancer Research Technology Limited, with company number 01626049 (“CRT”), CRUK, Leukaemia and Lymphoma Research (registered as a company limited by guarantee in England and Wales under number 738089 and registered charity number 216032 in England and Wales and registered in Scotland under number SC037529) (“LLR”) and Kay Kendall Leukaemia Fund (a registered charity in England and Wales with number 290772) (“KKLF”);

“CRUK Indemnified Parties” has the meaning set out in Clause 23.1.1;

“CRUK Study” has the meaning set out in Clause 11.1.1(ii);

“Defaulting Party” has the meaning set out in Clause 24.4;

“Developing Country” or “Developing Countries” means those countries that are: (a) eligible for support from [***]; and (b) to the extent not included in (a), defined as at the Second Amendment Date by the [***], as such definitions may be amended from time to time by the World Bank:

“Direct Licence” has the meaning set out in Clause 29.7;

“Disclosing Party” has the meaning set out in Clause 20.1;

“Disclosure Notification” has the meaning in Clause 5.2;

“Enforcement Action” has the meaning set out in Clause 19.2;

“Epitope Tag Field” means all uses and applications without restriction;

“Epitope Tag Licence” has the meaning set out in Clause 2.2.12;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Epitope Tag Product” means any product or therapy within the Epitope Tag Field: (i) which, were it not for the licence granted hereunder, would infringe the Epitope Tag Patent Rights; and/or (ii) the manufacture of which product or therapy were it not for the licence granted hereunder, would infringe the Epitope Tag Patent Rights; and/or (iii) where the manufacture of any materials used in connection with the manufacture of such product or therapy, were it not for the licence granted hereunder, would infringe the Epitope Tag Patent Rights (including without limitation the manufacture of the viral vector ultimately used for the manufacture of such product or therapy);

“Epitope Tag Program” means the program of research defined in Schedule 1 under the title Epitope Tag Program as conducted prior to the Amendment Date;

“Epitope Tag Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title Epitope Tag Patents and all Patent Rights derived therefrom (“Epitope Tag Patent Rights”); (ii) the Know-How described in Schedule 2 under the title Epitope Tag Know-How; and (iii) the materials listed in Schedule 2 under the title Epitope Tag Materials together with all IP in the same;

“Existing Licences” has the meaning set out in Clause 4.9;

“Exploit” and “Exploiting” means to make, have made, import, export, use, sell or offer for sale, including to research, experiment, develop, commercialise, obtain and maintain Regulatory Approvals, manufacture, to have manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of, and “Exploitation” shall mean the act of Exploiting;

“Extended Period” has the meaning set out in Clause 7.1;

“Field” means all uses and applications without restriction;

“Final Written Report” means with respect to the applicable Program, the final written report approved by MP and written following completion of the applicable Program in accordance with the applicable project plan, and which shall provide a complete report of the results, findings and activities arising from that Program;

“First Commercial Sale” means the first arm’s length commercial sale of the applicable Royalty Product in a country by Autolus or by a Sub-Licensee pursuant to a sub-license granted hereunder, in each case following the grant of a Marketing Approval for the applicable Royalty Product in such country;

“Funder” means an academic, charitable or other not-for-profit organisation including academic institutions, charities, and government bodies;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“GD2” means the specific Antigen (or part thereof) coded for by reference to the sequence defined in Schedule 1 under the GD2 Program;

“GD2 Clinical Study Results” means all data, information, know-how and other intellectual property and results arising from the CRUK Study including the protocol for the CRUK Study and the Test and Regulatory Data resulting from the CRUK Study;

“GD2 Diligence Obligation” has the meaning set out in Clause 11.1.1;

“GD2 Licence” has the meaning set out in Clause 2.2.3;

“GD2 Product” means any product or therapy which (i) targets GD2 and is covered by, uses, incorporates or has been developed using any of the GD2 Program IP; or (ii) targets GD2 and has been developed using any of the UCL Background IP or Manufacturing Know-How; or (iii) were it not for the license to GD2 Program IP hereunder, would otherwise infringe any Patent Right licensed under the GD2 Program IP;

“GD2 Program” means the program of research defined in Schedule 1 under the title GD2 Program as conducted prior to the Effective Date;

“[***] Period” has the meaning set out in Clause 6.1;

“[***] Program” means the program of research concerning [***] being undertaken by [***] using the [***] as is used in the [***] and any other research undertaken by [***] with respect to [***] in collaboration with [***] in each case up to the Effective Date and thereafter during [***] Period;

“[***] Program IP” means, excluding Program IP, UCL Background IP and Manufacturing Know-How, (i) all Know-How and inventions generated, created or developed pursuant to the [***] Program excluding CGK as of the licence grant date, and (ii) all Patent Rights filed in respect of the research undertaken pursuant to the [***] Program;

“GD2 Program IP” means, excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title GD2 Patents and all Patent Rights derived therefrom (“GD2 Patent Rights”); (ii) the Know-How described in Schedule 2 under the title GD2 Know-How; (iii) the materials listed in Schedule 2 under the title GD2 Materials together with all IP in the same; and (iv) all Know-How and materials (together with all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the GD2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Program prior to the Effective Date including the technology claimed or disclosed in the GD2 Patent Rights as of the Effective Date, other than that which is CGK as of the Effective Date or disclosed in the sections of the GD2 Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Effective Date;

“[***] Grant” means the grant from [***], and associated grant terms and conditions, dated [***];

“iCAR Licence” has the meaning set out in Clause 2.2.8;

“iCAR Product” means any product or therapy which, were it not for the licence to iCAR Patent Rights granted hereunder, would otherwise infringe the iCAR Patent Rights in the relevant country of sale;

“iCAR Program” means the program of research defined in Schedule 1 under the title iCAR Program as conducted prior to the Amendment Date;

“iCAR Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title iCAR Patents and all Patent Rights derived therefrom (“iCAR Patent Rights”); (ii) the Know-How described in Schedule 2 under the title iCAR Know-How; and (iii) the materials listed in Schedule 2 under the title iCAR Materials together with all IP in the same;

“Improvement” means (a) any improvement, enhancement, development or advancement (together with all Intellectual Property in the same) over any of the Original Program IP in each case as created, generated or developed by MP (in the course of his activities or role at or for UCL or UCLB) and/or the MP Laboratory, and which, if used, deployed or incorporated in the Exploitation of any product, process or service would result in such product, process or service being within the scope of or otherwise dependent upon (that is, in each case, in the absence of any licence, would otherwise infringe) any one or more claims of any of the Original Licensed Patents; and (b) any CAR developed or generated by MP (in the course of his activities or role at or for UCL or UCLB) or the MP Laboratory that targets any of GD2, BCMA, TRBC1, TRBC2, the CD19 Antigen and/or [***] (other than a [***] Field Product);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Improvement Negotiation Period” means in respect of each Improvement or New Invention (as applicable), the period commencing with the date the applicable Disclosure Notification (complying with Clause 5.2.2) is deemed to have been received by Autolus and expiring [***] after the date such Disclosure Notification is deemed to have been so received;

“Improvement Period” has the meaning set out in Clause 5.1;

“Indemnity Claim” has the meaning set out in Clause 23.1;

“Indemnified Party” has the meaning set out in Clause 23.1;

“Insolvency Event” means the occurrence of any of the following events or circumstances (or any analogous event or circumstance in a jurisdiction other than England and Wales) in relation to the relevant entity: (i) being deemed unable to pay its debts as defined in section 123 Insolvency Act 1986 without any requirement to prove any matter stated in that section to a court, (ii) entering into a voluntary arrangement or any other composition, scheme or arrangement with (or assignment for the benefit of) its creditors; (iii) the appointment of a receiver, administrator or insolvency manager over the whole or the majority of its business or assets, and which appointment is not appealed or set aside within twenty (20) days; (iv) an order is made or a resolution is passed for its winding up (except for the purposes of a bona fide solvent reorganisation); (v) an order for bankruptcy or dissolution or the making of an administration order is made which is not appealed or set aside within thirty (30) days of it being made; or (vi) ceasing to carry on business for any period in excess of thirty (30) days or claiming the benefit of any statutory moratorium;

“Intellectual Property” or “IPR” or “IP” means all Patent Rights, claims in or rights to Patent Rights, rights in designs (including design patents, registered designs and unregistered designs), copyright, rights in software, database rights, rights in data, inventions, rights in Know-How, trade secrets and confidential information, and any and all other similar or equivalent rights to any of the foregoing situated in any country in the world, in each case for their full term and any extensions, together with applications for any of the foregoing, the right to apply for any of the foregoing in any part of the world and the right to claim priority in respect of any of the foregoing;

“[***] Materials” means the [***] (as listed in Schedule 2 under the title [***] Materials – [***] Materials), complementarity determining regions (“CDRs”) from such [***], and any derivatives, fragments, modifications, enhancements of such [***] or the CDRs from [***];

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“[***]” means [***];

“[***] Agreements” means the agreements entered into between UCL and [***] (i) dated [***] for [***] to manufacture the viral vector used in the CARPALL Study, (ii) dated [***] for [***] to manufacture the viral vector used in the CARPALL Study, (iii) dated [***] for [***] to manufacture the viral vector used in the ALLCAR19 Study, and (iv) dated [***] for [***] to manufacture the viral vector used in the ALLCAR19 Study;

“Know-How” means all technical and other information, knowledge, ideas, concepts, discoveries, data, designs, know-how, trade secrets, inventions (which at the relevant time are not the subject of a Patent Right) formulae, methods, software sequences, models, procedures, designs for experiments, trials and tests and results of the same, testing methods, processes, specifications and techniques, clinical data and manufacturing data including all Test and Regulatory Data;

“Know-How Period” has the meaning set out in Clause 14.8;

“Laboratory Notebooks” means all laboratory notebooks in UCL’s possession, custody or control which emanate from laboratories at UCL, in so far as they concern or contain information relating to any of the Programs, Program IP, Materials or UCL Background IP;

“Licence” means one of the BCMA Licence, [***] Licence (if Autolus exercises its rights under Clause 2.4), GD2 Licence, Logic Gate Licence, NSG Licence, RQR8 Licence, TRBC1/2 Licence, ZipCAR Licence, ccCAR Licence, iCAR Licence, Epitope Tag Licence, Retrostim Licence, RapaiCASP9 Licence, TetCAR Licence, ZAP-CAR Licence, CAT19 Licence, Manufacturing Licence, the Background Licence and the licences granted under Clause 2.3;

“Licensed Patents” means the Original Licensed Patents, the Additional Licensed Patents and the CAT19 Patent Rights;

“Limb (i)(b) Notice” has the meaning set out in Clause 11.1.1(ii);

“Logic Gate Licence” has the meaning set out in Clause 2.2.4;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Logic Gate Product” means any product or therapy which is covered by, uses or incorporates any of the Logic Gate Program IP;

“Logic Gate Program” means the program of research defined in Schedule 1 under the title Logic Gate Program as conducted prior to the Effective Date;

“Logic Gate Program IP” means, excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title Logic Gate Patents and all Patent Rights derived therefrom (“Logic Gate Patent Rights”); (ii) the Know-How described in Schedule 2 under the title Logic Gate Know-How; (iii) the materials listed in Schedule 2 under the title Logic Gate Materials together with all IP in the same; and (iv) all Know-How and materials (together with all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the Logic Gate Program prior to the Effective Date including the technology claimed or disclosed in the Logic Gate Patent Rights filed as of the Effective Date (or the Amendment Date for those Logic Gate Patents Rights filed as of the Amendment Date), other than that which is CGK as of the Effective Date (or, in respect of those Logic Gate Patent Rights filed as of the Amendment Date, the Amendment Date) or disclosed in the sections of the Logic Gate Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Effective Date or Amendment Date, as applicable, provided that to the extent that any materials in (iii) or (iv) incorporate any of the following binders, CD5, CD19, CD22, CD23, CD33 and/or EGFRvIII, such binders together with IP in the same are excluded. References to CGK in this definition shall exclude CGK that became CGK through disclosure after the Effective Date by publication of the Logic Gate Patent Rights (filed as of the Effective Date), or by MP making a publication in accordance with this Agreement or by Autolus’ publication;

“Manufacturing Licence” has the meaning set out in Clause 2.3;

“Manufacturing Know-How” means that Know-How generated by each of [***] prior to the Effective Date, irrespective of its use or application in any of the Programs, which is required for or beneficial to practice any of the Program IP licensed hereunder, including that listed in Schedule 4;

“Marketing Approval Application” or “MAA” means an application for a Marketing Approval;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Marketing Approval” or “MA” means those Regulatory Approval(s) required by applicable laws and regulations in a particular country or territory in order to sell or commercially supply a medicinal product and/or device in that country or territory;

“Martin Pule” or “MP” means Dr Martin Pule of [***] for so long as he is employed by, consults for or otherwise holds any position at or undertakes or supervises any research at UCL or UCLB;

“Match Period” has the meaning set out in Clause 5.7;

“Materials” means Program Materials and Background Materials;

“Milestone” means a Success Milestone, an Additional Milestone or a Sales Milestone;

“Milestone Payment” means a Success Milestone Payment, an Additional Milestone Payment, a Sales Milestone Payment, an Additional LG Milestone Payment or an Additional ZC Milestone Payment;

“MP Laboratory” means from time to time prior to, on and following the Effective Date, those members of the research group(s) at UCL lead by MP, who at the relevant time were or are under the supervision or direction of MP;

“Net Receipts” has the meaning in Part B of Schedule 8;

“Net Sales” has the meaning in Part A of Schedule 8;

“New Invention” means any discovery, invention (whether patentable or not), Know-How or improvement concerning any CAR or CARs (including methods for manufacture of any CAR or CARs) which is not an Improvement and which has been discovered, generated, identified or invented by MP and/or by any member(s) of the MP Laboratory, and which is Controlled by UCLB either at the time of creation, development or generation or upon UCL or UCLB acquiring or being granted a licence to the same from the inventors or individuals responsible for the creation, development or generation of the same;

“[***] Contract” means the [***] contract entered into between (i) [***] and (ii) [***] on [***], together with the associated letter agreement between (i) [***] and (ii) [***] dated [***];

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Non-Defaulting Party” has the meaning set out in Clause 24.4;

“Notice Period” has the meaning set out in Clause 24.4.1;

“NSG Licence” has the meaning set out in Clause 2.2.14;

“NSG Product” means any product or therapy which is covered by, uses or incorporates any of the NSG Program IP;

“NSG Program” means the program of research defined in Schedule 1 under the title New Suicide Gene Program conducted prior to the Effective Date together with the program of research conducted after the Effective Date and prior to the Amendment Date as described in Schedule 1 under the title Part B New Suicide Gene Project Plan;

“NSG Program IP” means, excluding Manufacturing Know-How, (i) the Know-How described in Schedule 2 under the title NSG Know-How; (ii) the materials listed in Schedule 2 under the title NSG Materials together with all IP in the same; (iii) all Know-How and materials (including all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the NSG Program prior to the Effective Date, other than that which is CGK as of the Amendment Date; (iv) any Patent Rights filed by or on behalf of UCLB from time to time and in respect of any work undertaken by MP and/or the MP Laboratory for the NSG Program prior to the Amendment Date and all Patent Rights resulting therefrom, including those as set out in Schedule 1 (“NSG Patent Rights”); and (v) all Know-How and materials (including all IP in the same) developed after the Effective Date but prior to the Amendment Date by MP and/or the MP Laboratory pursuant specifically to the agreed project plan for the NSG Program as set out in Schedule 1 including the technology claimed or disclosed in the NSG Patent Rights (if any) as of the Amendment Date, other than that which is CGK as of the Amendment Date, or disclosed in the sections of the NSG Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Amendment Date; references to CGK in this definition shall exclude CGK that became CGK through disclosure after the Effective Date by publication of the NSG Patent Rights or by MP making a publication in accordance with this Agreement or by Autolus’s publication;

“Option” means the [***] Option;

“Original Licensed Patents” means the BCMA-CAR Patent Rights, the [***] Patent Rights (if Autolus exercises its rights under Clause 2.4), the GD2 Patent Rights, the TRBC1/2 Patent Rights, the RQR8 Patent Rights, the NSG Patent Rights, the Logic Gate Patent Rights and the ZipCAR Patent Rights;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Original Program” means one of the GD2 Program, the BCMA-CAR Program, the TRBC1/2 Program, the [***] Program (if Autolus exercises its rights under Clause 2.5), the RQR8 Program, the NSG Program, the Logic Gate Program or the ZipCAR Program, and “Original Programs” means any combination of two or more of the foregoing, as the context requires;

“Original Program IP” means the GD2 Program IP, the BCMA Program IP, the TRBC1/2 Program IP, the RQR8 Program IP, the Logic Gate Program IP, the NSG Program IP and the ZipCAR Program IP; and (ii) where the [***] Option has been exercised, the [***] Program IP;

“Original Program Licence” means any one of the BCMA Licence, GD2 Licence, Logic Gate Licence, RQR8 Licence, TRBC1/2 Licence, NSG Licence, ZipCAR Licence, and where the [***] Option has been exercised, the [***] Licence, and “Original Program Licences” means any two or more of the foregoing;

“Original Royalty Product” means any one of the BCMA Product, GD2 Product, Logic Gate Product, RQR8 Product, TRBC1/2 Product, NSG Product, ZipCAR Product, and where the [***] Option has been exercised, [***] Product, and “Original Royalty Products” means any two or more of the foregoing;

“Other Technology” has the meaning set out in Clause 8.3;

“Party” or “Parties” means Autolus or UCLB, or both Autolus and UCLB, as the context requires, including their respective successors in title, permitted assignees and transferees from time to time (if any);

“Patent Prosecution Costs” means those professional service fees and costs reasonably charged by a Third Party for the provision of patent filing, prosecution (including defending oppositions and interferences), maintenance and renewal services with respect to the applicable Licensed Patent, including all official fees, charges and surcharges properly incurred in the provision of such services;

“Patent Rights” means all patent rights, claims in any patent right, applications for patents and the right to apply for patent rights in any part of the world including all divisionals, reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations in-part and any supplementary protection certificates or patent term extensions and where referred to in the context of a schedule hereto shall include all patent rights from time to time derived from, claiming priority from, issued or granted from those patent rights listed in such schedule;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Permitted Studies” means those clinical studies identified and briefly described in Schedule 7;

“Primary CNS Lymphoma” means lymphoma of CNS cells that has originated within the central nervous system as the primary site of the lymphoma, as opposed to a secondary lymphoma of the CNS;

“Program” means any one of the Original Programs, the Additional Programs or the CAT19 Program, and “Programs” means any combination of two or more of the Original Programs, Additional Programs and the CAT19 Program, as the context requires;

“Program IP” means the Original Program IP, the Additional Program IP and the CAT19 Program IP;

“Program Licence” means one of the BCMA Licence, [***] Licence (if Autolus exercises its rights under Clause 2.5), GD2 Licence, Logic Gate Licence, NSG Licence, RQR8 Licence, TRBC1/2 Licence, ZipCAR Licence, ccCAR Licence, Epitope Tag Licence, iCAR Licence, RapaiCASP9 Licence, Retrostim Licence, TetCAR Licence, ZAP-CAR Licence, and CAT19 Licence;

“Program Materials” means those materials forming part of the Program IP;

“Purple Book Reference” has the meaning set out in Clause 18.8;

“Quarterly” or “Quarter” means a period of three calendar months each commencing on 31 March, 30 June, 30 September or 31 December;

“RapaiCASP9 Licence” has the meaning set out in Clause 2.2.9;

“RapaiCASP9 Product” means any product or therapy which, were it not for the licence to RapaiCASP9 Patent Rights granted hereunder, would otherwise infringe the RapaiCASP9 Patent Rights in the relevant country of sale;

“RapaiCASP9 Program” means the program of research defined in Schedule 1 under the title RapaiCASP9 Program as conducted prior to the Amendment Date;

“RapaiCASP9 Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title RapaiCASP9 Patents and all Patent Rights derived therefrom (“RapaiCASP9 Patent Rights”); (ii) the Know-How described in Schedule 2 under the title RapaiCASP9 Know-How; and (iii) the materials listed in Schedule 2 under the title RapaiCASP9 Materials together with all IP in the same;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Recipient Party” has the meaning set out in Clause 20.1;

“Referral Notice” has the meaning set out in paragraph 1 of Part C Schedule 8;

“Regulatory Approval” means any and all approvals (including any applicable supplements, amendments, pre and post approvals, and approvals of applications for regulatory exclusivity), licenses, registrations, or authorisations of any federal, national, multinational, state, provincial or local regulatory agency, department, bureau, commission, council or other governmental entity necessary for the manufacture, distribution, use, testing, development, storage, import, export, transport, promotion, marketing and sale of a medicinal product in a country or countries;

“Regulatory Authority” means any governmental or regulatory authority responsible for assessing and/or granting Regulatory Approvals (including any ethics committees) and “Regulatory Authorities” shall mean more than one such authority;

“Regulatory Exclusivity” means on a country by country basis that a Third Party under applicable laws concerning the application for and grant of Marketing Approvals having jurisdiction over that country at the relevant time (i) is precluded from submitting a Marketing Approval Application for any Competitive Product; or (ii) in respect of any Competitive Product, is prohibited from relying upon Autolus’s, or its Affiliates’ or Sub-Licensee’s product dossier or Regulatory Submission (from which such party obtained a Marketing Approval) concerning any Royalty Product, under any applicable abridged or streamlined procedure to obtain a Marketing Approval for such Competitive Product;

“Regulatory Submission” means in respect of a Royalty Product, the package or packages of data, pre-clinical and clinical trial data and materials, information, results, materials and samples (including any Test and Regulatory Data and/or the drug master file or part thereof) submitted to a Regulatory Authority in support of a Marketing Approval Application or any other Regulatory Approval;

“Responsible Patents” has the meaning set out in Clause 18.2.1(ii);

“Retrostim Field” means all uses and applications without restriction;

“Retrostim Licence” has the meaning set out in Clause 2.2.13;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Retrostim Product” means any product or therapy within the Retrostim Field: (i) which, were it not for the licence granted hereunder, would infringe the Retrostim Patent Rights; and/or (ii) the manufacture of which product or therapy were it not for the licence granted hereunder, would infringe the Retrostim Patent Rights, and/or (iii) where the manufacture of any materials used in connection with the manufacture of such product or therapy, were it not for the licence granted hereunder, would infringe the Retrostim Patent Rights;

“Retrostim Program” means the program of research defined in Schedule 1 under the title Retrostim Program as conducted prior to the Amendment Date;

“Retrostim Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title Retrostim Patents and all Patent Rights derived therefrom (“Retrostim Patent Rights”); (ii) the Know-How described in Schedule 2 under the title Retrostim Know-How; and (iii) the materials listed in Schedule 2 under the title Retrostim Materials together with all IP in the same;

“Royalty” or “Royalties” has the meaning set out in Clause 14.1;

“Royalty Expiry” has the meaning set out in Clause 14.6;

“Royalty Product” means any one of the Original Royalty Products, Additional Royalty Products or CAT19 Products, and “Royalty Products” shall be constructed to mean any combination of two or more of the Original Royalty Products, Additional Royalty Products and CAT19 Products, as the context requires;

“RQR8 Field” means all uses and applications without restriction except for any uses or activities relating to any allogeneic T-cell therapy (being the therapeutic transplantation of genetically engineered T-cell lymphocyte to a recipient patient from a genetically non-identical donor of the same species), including any activities of research, development or commercialisation of a therapeutic relating to any allogeneic T-cell therapy;

“RQR8 Licence” has the meaning set out in Clause 2.2.5;

“RQR8 Permitted Studies” means those studies identified and briefly described in Schedule 7 under the title RQR8 Permitted Studies;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“RQR8 Product” means any product or therapy within the RQR8 Field which is covered by, uses or incorporates any of the RQR8 Program IP;

“RQR8 Program” means the program of research defined in Schedule 1 under the title RQR8 Program conducted prior to the Effective Date;

“RQR8 Program IP” means, excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title RQR8 Patents at all Patent Rights derived therefrom (“RQR8 Patent Rights”); (ii) the Know-How described in Schedule 2 under the title RQR8 Know-How; (iii) the materials listed in Schedule 2 under the title RQR8 Materials together with all IP in the same; and (iv) all Know-How developed by MP and/or the MP Laboratory pursuant specifically to the RQR8 Program prior to the Effective Date including the technology claimed or disclosed in the RQR8 Patent Rights as of the Effective Date, other than that which is CGK as of the Effective Date or disclosed in the sections of the RQR8 Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Effective Date;

“Sales Milestone” has the meaning set out in Clause 13.4;

“Sales Milestone Payment” has the meaning set out in Clause 13.4;

“Second Amendment Date” has the meaning set out in the first paragraph of this Agreement;

“Share Sale” has the meaning set out in Clause 10.1.1;

“SPC” has the meaning set out in Clause 18.8;

“SSA” means the Subscription and Shareholders’ Agreement between Autolus, UCLB, Dr Martin Pule, John Berriman and Syncona LLP dated as of the Effective Date;

“Sublicence” has the meaning set out in Clause 15.1;

“Sub-Licensee” means any person (including an Affiliate) to whom Autolus sub-licenses all or part of the Intellectual Property licensed to it under this Agreement in respect of Royalty Products;

“Sublicence Payment” has the meaning set out in Clause 15.1;

“Success Milestone” has the meaning set out in Clause 13.1.1;

“Success Milestone Payment” has the meaning set out in Clause 13.1.1;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Surrender” or “Surrendered” means in respect of any Patent Rights, any of (i) ceasing to maintain (by payment of renewal fees or otherwise) the applicable Patent Rights; (ii) withdrawing, surrendering, dedicating to the public or allowing the applicable Patent Rights to lapse; (iii) in the case of a pending application de-designating, or not validating or ratifying in, a country covered by the application or not entering into the national or regional phase in a country designated in the international or convention application or (iv) consenting to or ceasing to defend an application, action or litigation for revocation;

“Technology” collectively means all Program IP, Manufacturing Know-How, UCL Background IP and the Materials;

“Term” has the meaning in Clause 24.1;

“Territory” means all countries throughout the World;

“Test and Regulatory Data” means any and all pre-clinical and clinical test data, test designs and protocols, results and data from pre-clinical and clinical studies, information contained in or submitted in government licenses and applications therefor, government certifications and findings, and related materials, data from pre-clinical and clinical experiments demonstrating or supporting bioavailability, bioequivalence, data concerning any adverse drug reactions;

“[***] Field Product” means any [***] Field Product for the treatment of [***] and which incorporates [***] and is to be further developed in whole pursuant to the [***];

“TetCAR Field” means all uses and applications without restriction except for Exploitation of the [***] Field Product, including any activities of research, development or commercialisation of such [***] Field Product;

“TetCAR Licence” has the meaning set out in Clause 2.2.10;

“TetCAR Product” means any product or therapy within the TetCAR Field which, were it not for the licence to TetCAR Patent Rights granted hereunder, would otherwise infringe the TetCAR Patent Rights in the relevant country of sale;

“TetCAR Program” means the program of research defined in Schedule 1 under the title TetCAR Program as conducted prior to the Amendment Date;

“TetCAR Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title TetCAR Patents and all Patent Rights derived therefrom (“TetCAR Patent Rights”); (ii) the Know-How described in Schedule 2 under the title TetCAR Know-How; and (iii) the materials listed in Schedule 2 under the title TetCAR Materials together with all IP in the same;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“Third Party” means any person other than the Parties or their respective Affiliates or MP;

“Third Party Access Rights” has the meaning set out in Clause 14.9;

“Tobacco Party” means: (i) any entity which develops, sells or manufactures tobacco products; and/or (ii) any entity which makes the majority of its profits from the importation, marketing, sale or disposal of tobacco products. Furthermore, Tobacco Party shall include any entity that is controlled by or controls any entity referred to in (i) or (ii); controlled and controls having the meaning defined in the definition of Affiliate;

“TP Fees” has the meaning set out in Clause 14.9;

“TRBC1” means the specific Antigen (or part thereof) coded for by reference to the sequence defined in Schedule 1 under the TRBC1/2 Program;

“TRBC1/2 Licence” has the meaning set out in Clause 2.2.6;

“TRBC1/2 Product” means any product therapy which (i) targets TRBC1/2 and is covered by, uses, incorporates or has been developed using any of the TRBC1/2 Program IP; or (ii) targets TRBC1 and/or TRBC2 and has been developed using any of the UCL Background IP or Manufacturing Know-How; or (iii) were it not for the license to TRBC1/2 Program IP hereunder, would infringe any Patent Right licensed under the TRBC1/2 Program IP;

“TRBC1/2 Program” means the program of research defined in Schedule 1 under the title TRBC1/2 Program conducted prior to the Effective Date;

“TRBC1/2 Program IP” means, excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title TRBC1/2-CAR Patents and all Patent Rights derived therefrom (“TRBC1/2 Patent Rights”); (ii) the Know-How described in Schedule 2 under the title TRBC1/2 Know-How; and (iii) the materials listed in Schedule 2 under the titles “TRBC1/2 Materials” and “TRBC1/2 Materials – [***]” together with all IP in the same; and (iv) all Know-How and materials (together with all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the TRBC1/2 Program prior to the Effective Date including the technology claimed or disclosed in the TRBC1/2 Patent Rights as of the Effective Date, other than that which is CGK as of the Effective Date or disclosed in the sections of the TRBC1/2 Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Effective Date;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“TRBC2” means the Antigen (or part thereof) coded for by reference to the sequence defined in Schedule 1 under the TRBC1/2 Program;

“UCL” University College London, an institution incorporated in the United Kingdom by Royal Charter and having its address at Gower Street, London, WC1E 6BT;

“UCL Background IP” means excluding Program IP and Manufacturing Know-How, (i) all Know-How listed in Part A of Schedule 3; (ii) excluding that listed in Part A of Schedule 3, all other Know-How (excluding binder domains) developed by MP and/or the MP Laboratory pursuant to or in conjunction with any of the Original Programs (or any combination of, or across any of, the Original Programs) prior to the Effective Date (or in the case of the New Suicide Gene Program, or the ZipCAR Program, respectively prior to the Amendment Date, or in the case of the [***] Program prior to the date of exercise of the [***] Option) to the extent that it is not CGK as of the Effective Date and UCLB Controls the same; (iii) excluding that listed in Part A of Schedule 3, all other Know-How (excluding binder domains) developed by MP and/or the MP Laboratory pursuant to or in conjunction with any of the Additional Programs (or any combination of, or across any of, the Additional Programs) prior to the Amendment Date to the extent that it is not CGK as of the Amendment Date and UCLB Controls the same; (iv) excluding that listed in Part A of Schedule 3, all other Know-How (excluding binder domains) developed by MP and/or the MP Laboratory pursuant to or in conjunction with any of the CAT19 Program prior to the Second Amendment Date to the extent that it is not CGK as of the Second Amendment Date and UCLB Controls the same;

“UCLB Indemnified Parties” has the meaning set out in Clause 23.1.2;

“Unresolved Matter” has the meaning set out in Clause 33.2;

“Valid Claim” means a claim within (i) an issued or granted and unexpired Patent Right, including any Licensed Patent; or (ii) a pending application for a Patent Right including an application with respect to any Licensed Patents, which has not been pending for more than eight (8) years from the date of the priority filing from which such pending application originates, and in each case of (i) and (ii) above, which has not been held unenforceable, unpatentable or invalid by a decision of a court or government body of competent jurisdiction, or where appealed within the time allowed for appeal has not been held

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

unenforceable, unpatentable or invalid by an appellate body of competent jurisdiction (including by the highest appellate court in the relevant jurisdiction where appealed to that court), or, which has not been withdrawn, cancelled, revoked, disclaimed, or rendered unenforceable through disclaimer or otherwise, or which has not been donated or dedicated to the public, Surrendered or which has not been deemed invalid by an interference or opposition panel or court as part of any interference or opposition proceeding;

“Wellcome Trust Program” means the program entitled “[***]”;

“Year” means a period of twelve (12) months commencing on 1 January;

“ZAP-CAR Licence” has the meaning set out in Clause 2.2.11;

“ZAP-CAR Product” means any product or therapy which, were it not for the licence to ZAP-CAR Patent Rights granted hereunder, would otherwise infringe the ZAP-CAR Patent Rights in the relevant country of sale;

“ZAP-CAR Program” means the program of research defined in Schedule 1 under the title ZAP-CAR Program as conducted prior to the Amendment Date;

“ZAP-CAR Program IP” means excluding Manufacturing Know-How, (i) those patent applications listed in Schedule 2 under the title ZAP-CAR Patents and all Patent Rights derived therefrom (“ZAP-CAR Patent Rights”); (ii) the Know-How described in Schedule 2 under the title ZAP-CAR Know-How; and (iii) the materials listed in Schedule 2 under the title ZAP-CAR Materials together with all IP in the same;

“ZipCAR Licence” has the meaning set out in Clause 2.2.15;

“ZipCAR Product” means any product or therapy which is covered by, uses or incorporates any of the ZipCAR Program IP;

“ZipCAR Program” means the program of research defined in Schedule 1 under the title ZipCAR Program conducted prior to the Effective Date together with the program of research conducted after the Effective Date and prior to the Amendment Date as described in Schedule 1 under the title Part B: ZipCAR Project Plan;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

“ZipCAR Program IP” means, excluding Manufacturing Know-How (i) the Know-How described in Schedule 2 under the title ZipCAR Know-How; (ii) the materials listed in Schedule 2 under the ZipCAR Materials together with all IP in the same; (iii) all Know-How and materials (including all IP in the same) developed by MP and/or the MP Laboratory pursuant specifically to the ZipCAR Program prior to the Effective Date other than that which is CGK as of the Amendment Date; (iv) any Patent Rights filed by or on behalf of UCLB from time to time in respect of any work undertaken by MP and/or the MP Laboratory for the ZipCAR Program prior to the Amendment Date and all Patent Rights therefrom, including those as set out in Schedule 1 (“ZipCAR Patent Rights”); and (v) all Know-How and materials (including IP in the same) developed after the Effective Date but prior to the Amendment Date by MP and/or the MP Laboratory pursuant specifically to the agreed project plan for the ZipCAR Program as set out in Schedule 1, including the technology claimed or disclosed in the ZipCAR Patent Rights (if any) as of the Amendment Date, other than that which is CGK as of the Amendment Date, or disclosed in the sections of the ZipCAR Patent Rights that refer to, describe or disclose prior art including CGK existing as of the Amendment Date, provided that to the extent that any materials in (ii), (iii) or (v) incorporate the binder CD33, such binder together with IP in the same is excluded; references to CGK in this definition shall exclude CGK that became CGK through disclosure after the Effective Date by publication of the ZipCAR Patent Rights or by MP making a publication in accordance with this Agreement or by Autolus’s publication;

1.2	In this Agreement, unless the context requires otherwise:

1.3	use of the singular includes the plural and vice versa and use of any gender includes the other genders;

1.4	any reference to “this Agreement” is a reference to this Agreement as from time to time amended, varied or extended in any way; and,

1.5	“undertaking” shall have the meaning given by section 1161 Companies Act 2006 save that for the purposes of this Agreement and for the avoidance of doubt, an undertaking shall include a limited liability partnership.

1.6	In this Agreement unless otherwise specified:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.7	any reference to a recital, clause, paragraph or schedule is to the relevant recital, clause, paragraph or schedule of or to this Agreement, and any reference in a schedule to a part or a paragraph (as opposed to a clause) is to a part or a paragraph of that schedule;

1.8	any reference to a “person” includes an individual, firm, partnership, body corporate, corporation, association, organisation, government, state, foundation and trust, in each case whether or not having separate legal personality;

1.9	“parent undertaking” and “subsidiary undertaking” shall have the respective meanings given by section 1162 Companies Act 2006 save that for the purposes of this Agreement, an undertaking shall be treated as a member of another undertaking if any of the shares in that other undertaking are registered in the name of another person (or its nominee) as security (or in connection with the taking of security) from the first undertaking or any of that first undertaking’s subsidiary undertakings;

1.10	any reference to a statute, statutory provision or subordinate legislation (“legislation”) shall be construed as referring to that legislation as amended and in force from time to time and to any legislation which re-enacts, re-writes or consolidates (with or without modification) any such legislation;

1.11	any reference to an English legal term or concept or any court, official, governmental or administrative authority or agency in England includes, in respect of any jurisdiction other than England, a reference to whatever most closely approximates in that jurisdiction to the relevant English legal term;

1.12	any reference to an agreement includes any form of arrangement, whether or not in writing and whether or not legally binding;

1.13	“writing” shall include any modes of reproducing words in a legible and non-transitory form excluding (unless expressly stated to include) email, SMS and other temporary transient electronic messaging systems and “written” shall be construed accordingly; and,

1.14	a period of time being specified which dates from a given day or the day of an act or event, it shall be calculated exclusive of that day.

1.15	In this Agreement, the words “other”, “including”, “includes”, “include”, “in particular” and any similar words, shall not limit the general effect of words that precede or follow them and accordingly, the ejusdem generis rule shall not apply.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.16	Any undertaking by or obligation on a Party not to do any act or thing includes an undertaking not to allow, cause or assist the doing of that act or thing and to exercise all rights of control over the affairs of any other person which that Party is able to exercise (directly or indirectly) in order to secure performance of that undertaking, which in the case of UCLB shall include UCL as a person over whom UCLB can exercise control.

1.17	The index to and the headings in this Agreement are for information only and are to be ignored in construing the same.

1.18	Where this Agreement refers to a Person being “free” to do something, this shall be construed as that Person not being prevented, whether by law, equity or contract, from doing that thing.

2.	LICENCE GRANT

2.1	UCL Background Licence

Subject to Clause 4, UCLB hereby grants to Autolus for the full duration of the Term and throughout the Territory a licence to the UCL Background IP and Background Materials (including the right to sub-license through multiple tiers) within the Field to use the same:

2.1.1	for any and all acts of Exploitation with respect to any and all of the Royalty Products, which licence shall be exclusive to Autolus (to the exclusion of UCLB, UCL and any Third Party); and

2.1.2	without prejudice to Clause 2.1.1, for any other purpose or act of Exploitation without restriction (including in respect of Royalty Products if the licence under Clause 2.1.1 terminates), which licence shall be non-exclusive, royalty-free, irrevocable and perpetual;

(collectively the “Background Licence”). It is acknowledged that the Background Licence granted under Clause 2.1.1 shall include Exploitation of the [***] Product upon election of the [***] Option, and shall include Exploitation of the NSG Product and shall include Exploitation of the ZipCAR Product and that UCLB shall not (and shall procure that UCL shall not) grant any rights under UCL Background IP and Background Materials with respect to any and all acts of Exploitation with respect to the [***] Product until such time (if any) as Autolus’s right to exercise the [***] Option has expired. The Background Licence shall be assignable as part of any assignment of this Agreement in accordance with Clause 29. Autolus shall not be entitled to assign the Background Licence independently of the other Licences.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.2	Program Licences

Subject to Clause 4, UCLB hereby grants to Autolus for the full duration of the Term and throughout the Territory an exclusive (save as provided in Clause 2.2.3 and Clause 2.2.6) licence (to the exclusion of UCLB, UCL and any Third Party) which shall be sub-licensable through multiple tiers:

2.2.1	with effect from the Effective Date to the BCMA Program IP within the BCMA Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction; and,

2.2.2	with effect from the Effective Date to the [***] Existing Patent within the BCMA Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (collectively the licences under Clauses 2.2.1 and 2.2.2 being the “BCMA Licence”);

2.2.3	with effect from the Effective Date to the GD2 Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction, save that where the provisions of Clause 9.7 apply and GD2 Clinical Study Results are deemed to be part of the GD2 Program IP, Autolus’s licence pursuant to this Clause 2.2.3 in respect of the GD2 Clinical Study Results only shall be exclusive to those aspects of the GD2 Clinical Study Results that relate directly to and only to the GD2 Product and non-exclusive to all other aspects of the GD2 Clinical Study Results for use in connection with CARs (“GD2 Licence”);

2.2.4	with effect from the Effective Date to the Logic Gate Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“Logic Gate Licence”);

2.2.5	with effect from the Effective Date to the RQR8 Program IP within the RQR8 Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (the “RQR8 Licence”);

2.2.6	with effect from the Effective Date to the TRBC1/2 Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction save that this licence pursuant to Clause 2.2.6 in relation to the [***] only shall be limited to the [***] (i) for the purpose of Exploiting a TRBC1/2 Product in humans (including for the avoidance of doubt, use of [***] for pre-clinical studies in animals or otherwise for such Exploitation of a TRBC1/2 Product) and (ii) for Exploiting companion diagnostics for use with a TRBC1/2 Product; (“TRBC1/2 Licence”);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.2.7	with effect from the Amendment Date to the ccCAR Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“ccCAR Licence”);

2.2.8	with effect from the Amendment Date to the iCAR Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“iCAR Licence”);

2.2.9	with effect from the Amendment Date to the RapaiCASP9 Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“RapaiCASP9 Licence”);

2.2.10	with effect from the Amendment Date to the TetCAR Program IP within the TetCAR Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“TetCAR Licence”), subject to the retained rights of UCLB under Clause 2.10;

2.2.11	with effect from the Amendment Date to the ZAP-CAR Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“ZAP-CAR Licence”);

2.2.12	with effect from the Amendment Date to the Epitope Tag Program IP within the Epitope Tag Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (the “Epitope Tag Licence”);

2.2.13	with effect from the Amendment Date to the Retrostim Program IP within the Retrostim Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (the “Retrostim Licence”);

2.2.14	with effect from the Amendment Date to the NSG Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“NSG Licence”);

2.2.15	with effect from the Amendment Date to the ZipCAR Program IP within the Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“ZipCAR Licence”); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.2.16	with effect from the Second Amendment Date to the CAT19 Program IP within the CD19 Field to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“CAT19 Licence”) subject to the retained rights of UCLB under Clause 2.10;

it being acknowledged that each of the foregoing Licences granted under this Clause 2.2 (i) may only be revoked or terminated pursuant to a right of termination under Clause 11.1.5, 11.2.3, 11.3.2 or Clause 24 (as applicable) in respect of the applicable Licence(s); and (ii) may all be assigned together (but not individually) as part of any assignment of this Agreement in accordance with Clause 29.

2.3	Manufacturing Know-How

Subject to Clause 4, UCLB hereby grants to Autolus for the full duration of the Term and throughout the Territory a non-exclusive licence under the Manufacturing Know-How (including the right to sub-license through multiple tiers) within the Field to use the same:

2.3.1	for any act of Exploitation of the Royalty Products in the Territory; and

2.3.2	without prejudice to Clause 2.3.1 for any other act of Exploitation or purpose without restriction (including in respect of a Royalty Product if the licence under Clause 2.1.1 terminates), in which case such licence shall be royalty-free, irrevocable and perpetual;

the (“Manufacturing Licence”). The Manufacturing Licence may be assigned together (but not alone) as part of any assignment of this Agreement in accordance with Clause 29.

2.4	Option to a Licence under the [***] Program IP

At any time up until [***] following Autolus’s receipt of the Final Written Report concerning the [***] Program in accordance with the [***] project plan set out in Schedule 1 (“[***] Exercise Period”), Autolus shall have the right upon written notice to UCLB, to exercise its option for the grant of a licence on the terms of this Agreement to the [***] Program IP (“[***] Licence Notice”). Prior to service of a [***] Licence Notice:

2.4.1	UCLB shall keep Autolus informed, on a reasonably frequent basis (or otherwise upon request by Autolus), of (i) the status and performance of the [***] Program against the [***] project plan set out in Schedule 1; (ii) developments and advancements in the [***] Program since the last report; (iii) identification and disclosure of any [***] Program IP not previously disclosed to Autolus; (iv) disclosure at least 30 days in advance of filing of any draft patent filing for any [***] Patent Rights intended to be filed; and (v) details of all [***] Patent Rights that have been filed and their current prosecution status;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.4.2	Autolus shall have the right (prior to filing and thereafter) to participate with UCLB and input into any draft patent filing for any [***] Patent Rights that are filed or are intended to be filed and UCLB shall consider, take into account and implement any reasonable recommendations made by Autolus with respect to such filings or proposed filings;

2.4.3	UCLB shall use reasonable endeavours to seek appropriate IP protection for any results and inventions arising from the [***] Program;

2.4.4	UCL and UCLB shall ensure that all Intellectual Property generated by MP or the MP Laboratory in connection with the [***] Program shall be owned by UCLB and shall be held subject to the terms of this Agreement; and,

2.4.5	UCLB shall not, and shall procure that UCL shall not, assign, grant (whether conditional, optional or otherwise) any rights to, encumber, charge, mortgage, license, sell, Exploit, or waive any rights over any of the [***] Program IP, nor enable another to do so.

2.5	Automatically upon service of a [***] Licence Notice by Autolus, UCLB shall have granted to Autolus for the remaining duration of the Term (from the date of such notice) and throughout the Territory, an exclusive (to the exclusion of UCLB, UCL and any Third Party) licence to the [***] Program IP within the Field which shall be sub-licensable through multiple tiers to use the same for any act of Exploitation concerning any product, therapy, service or process without restriction (“[***] Licence”). Upon the grant of the [***] Licence, the licences to UCL Background IP, Background Materials and Manufacturing Know-How shall automatically be extended such that references to “Royalty Products” in Clauses 2.1.1 and 2.3.1 shall automatically include [***] Products and the relevant schedules in respect of Patent Rights shall be updated. The [***] Licence (i) may only be revoked or terminated pursuant to a right of termination under Clause 11.1.5(ii) in respect of the [***] Licence or Clause 24; and (ii) may be assigned but only as part of the assignment of this Agreement in accordance with Clause 29.

2.6	If Autolus does not serve a [***] Licence Notice on UCLB prior to expiry of the [***] Exercise Period, thereafter without otherwise affecting any other Licences, including in each case the exclusivity granted in respect of the same, Autolus shall cease to have any right or interest in or to the [***] Program IP and UCLB shall be free to develop and exploit the [***] Program IP as it thinks fit, without any reference to Autolus.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.7	Option to a Licence under the NSG Program IP

UCLB acknowledges that Autolus has exercised its option for the grant of a licence on the terms of this Agreement to the NSG Program IP with effect from the Amendment Date.

2.8	Option to a Licence under the ZipCAR Program IP

UCLB acknowledges that Autolus has exercised its option for the grant of a licence on the terms of this Agreement to the ZipCAR Program IP with effect from the Amendment Date.

2.9	Schedule Updates

2.9.1	The Parties have agreed a list of Know-How and materials generated during the period commencing after the Effective Date and ending as of the Amendment Date which are included in the NSG Licence and ZipCAR Licence, but which are not necessarily exhaustive of all Know-How and materials licensed under the NSG Licence and ZipCAR Licence. The Parties further agree that such list, to the extent incomplete, may be updated from time to time pursuant to the provisions of Clause 9.1 to include Know-How and materials under the NSG Program and ZipCAR Program.

2.9.2	Upon exercise of the [***] Option the Parties shall, purely for convenience and future reference purposes, co-operate to agree a list of Know-How and materials generated after the Effective Date that are included in the [***] Licence. The grant of the [***] Licence is not dependent on agreeing such list, and such list shall not fetter, vary or otherwise limit the terms of this Agreement or the scope or inclusion of Know-How or materials under the [***] Licence unless the Parties expressly agree in writing that it shall do.

2.10	[***] Field Product

2.10.1	Without limiting or in any way restricting the Academic Rights of UCLB and/or UCL as set out in Clause 4.1, UCLB shall be entitled to (i) use the [***] Program IP and the [***] Program IP in the research funded wholly by the [***] to develop the [***] Field Product, and (ii) subject to Clause 2.10.2, Exploit and/or grant licences to Third Parties under the [***] Program IP and the [***] Program IP in so far as the same is necessary to permit any Third Party to Exploit the [***] Field Product so developed.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.10.2	Autolus shall have a first right of negotiation to obtain a worldwide, assignable, sub-licensable (through multiple tiers) licence under any Intellectual Property arising from the [***] to Exploit the [***] Product, such licence to be exclusive or non-exclusive, as agreed by the Parties. Autolus’ right of negotiation shall be exercisable at any time during the period of research funded under the [***] and for the period of [***] following the date upon which UCLB notifies Autolus that the research funded under the [***] has been completed and UCLB provides Autolus with an invention disclosure form describing any [***] Field Product in sufficient detail to enable Autolus to determine whether it wishes to exercise its right of first negotiation. It is acknowledged that prior to UCLB being entitled to grant a licence to Autolus, UCLB must obtain consent from the Wellcome Trust in accordance with its funding conditions.

2.10.3	If Autolus wishes to exercise its right of first negotiation pursuant to Clause 2.10.2, it shall give UCLB written notice to this effect and Autolus and UCLB shall promptly and actively negotiate throughout the period of [***] from the day of such notice, in good faith and acting reasonably, fair and reasonable terms for a conclusive agreement to permit Autolus to Exploit such Intellectual Property relating to the [***] Product. If Autolus, by written notice, elects not to continue with negotiations pursuant to this Clause 2.10.3, then the Parties shall be released from any obligation to negotiate with respect to such [***] Product and UCLB shall be free to negotiate with any Third Party in its absolute discretion and without any reference to or involvement of Autolus.

2.10.4	Subject to UCLB’s compliance with Clause 2.10.3, if the [***] negotiation period has expired with respect to negotiating a licence to Exploit the [***] Product, and it has not been licensed to Autolus, then, subject to the terms of Clause 2.10.5, UCLB shall be entitled to (i) instigate negotiations with Third Parties for the grant of a licence to Exploit that [***] Product; or (ii) engage in negotiations solicited by Third Parties to agree terms for the grant of a licence to Exploit that [***] Product to that Third Party.

2.10.5	In negotiating with any Third Party to grant a licence to Exploit that [***] Product to that Third Party, for a period of [***] after the expiry of the Autolus negotiation period referred to above in Clause 2.10.3 (“Match Period”) or Autolus having served notice under Clause 2.10.3:

(i)	UCLB shall not accept or agree any term (or overall set or combination of terms) concerning any financial arrangements that are equal to or less preferential or favourable to UCLB than the most preferential or favourable matching or equivalent term (or, as applicable, matching or equivalent set or combination of terms) concerning any financial arrangements as offered by Autolus to UCLB; and,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(ii)	where UCLB has reached an agreement (in principle) on all material terms for the licence to Exploit that [***] Product with the Third Party (which is in compliance with Clause 2.10.5(i)), but prior to concluding the definitive binding agreement on such terms with the Third Party, UCLB shall promptly first offer such terms to Autolus for acceptance within the Match Period whereupon:

(iii)	during such Match Period UCLB shall not execute or enter into such agreement with any Third Party or otherwise look to license or otherwise Exploit or grant rights to Exploit that [***] Product; and,

(iv)	if such terms are accepted by Autolus, UCLB shall conclude the definitive agreement with Autolus on those same terms (or, if the Parties agree otherwise, more preferential or favourable terms for Autolus); or,

(v)	if rejected by Autolus, UCLB shall conclude the definitive agreement with that Third Party on those same terms.

2.10.6	The provisions of Clause 2.10.5 shall apply each and every time that UCLB instigates in or engages in negotiations with any Third Party concerning a licence to Exploit that [***] Product during the Match Period, such that if negotiations with a Third Party break down and either re-commence with that Third Party or new negotiations begin with a different Third Party to that [***] Product, the provisions of Clause 2.10.5 shall continue to apply again.

3.	SUB-LICENSING

3.1	Autolus shall be entitled to sub-license any of the Technology licensed to it hereunder through multiple tiers and without restriction save that (i) no sub-licence may be granted to a Tobacco Party and (ii) UCLB shall have a right to object to the grant of a sub-license by Autolus to other Third Parties solely in the following specific circumstances:

3.1.1	UCLB may only object in respect of a proposed sub-licensee if, due to the nature of that proposed sub-licensee’s business, the grant of the sub-license to that entity will, in the reasonable and measured opinion of UCLB, have a material detrimental impact on the reputation of UCL by its association; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

3.1.2	if the circumstances in Clause 3.1.1 apply, UCLB shall only have the right to object provided that it serves written notice of its objection setting out the grounds for its objection within [***] of written notice from Autolus of the identity of the proposed sub-licensee.

3.2	If UCLB has objected to the grant of a sub-license in accordance with Clause 3.1, Autolus may either accept that objection and not grant (or terminate) the sub-license or if it disputes the objection the following shall apply:

3.2.1	UCLB shall procure that representatives from UCLB and UCL shall meet with Autolus within [***] of the objection to enable the Parties and UCL to discuss the proposed sub-license and the reasons for the perceived risk that an association will have a material detrimental impact on UCL’s reputation and, in good faith, seek ways in which to overcome or mitigate such risk to a pragmatic and reasonably acceptable position;

3.2.2	if UCLB agrees that the risk is acceptable or UCLB and Autolus agree on any conditions to include in a sub-license to avert or mitigate the risk then Autolus shall be entitled to grant (or maintain) the sub-license subject to any agreement reached between UCLB and Autolus;

3.2.3	if within [***] of the objection, (i) UCLB and Autolus are unable to reach an agreement and Autolus still wishes to grant (or maintain) a sub-license or (ii) representatives of UCLB and UCL do not or are unable to meet with Autolus; then Autolus shall be entitled to refer the objection to a person nominated by the chairman of the Wellcome Trust to the determination identified below (the “Appointed Expert”). The nomination shall be subject to the Appointed Expert agreeing to be so appointed and the terms of that appointment set by the Wellcome Trust. The costs of the Appointed Expert shall be borne by the Parties equally. The Appointed Expert shall be entitled to consider any information presented to the Appointed Expert by UCLB or Autolus (provided that each Party shall copy to the other Party all information provided to the Appointed Expert at the same time) and any other information that the Appointed Expert may consider relevant. The Appointed Expert shall make his or her decision as expert and not as arbiter, and the decision of the Appointed Expert shall be final and binding save in the case of manifest error. If, in the Appointed Expert’s opinion the Appointed Expert considers the grant of a sub-licence to the Third Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

objected to by UCLB will, by virtue of the nature of the business of that Third Party entity, be materially detrimental to the reputation of UCL, then Autolus shall not grant (or shall terminate) such sub-licence. In all other circumstances, irrespective of any objection by UCLB or UCL, Autolus shall be entitled to grant (or maintain) the sub-licence without restriction or condition. UCLB and Autolus hereby irrevocably agree, accept and acknowledge that neither the Wellcome Trust, the Chairman of the Wellcome Trust nor the Appointed Expert shall have any liability to UCLB or Autolus (or any Third Party or any other person) by virtue of the provisions of this Clause or exercise of decisions pursuant this Clause, and UCLB and Autolus hereby undertake not to make or bring any claim against any of the Wellcome Trust, the Chairman of the Wellcome Trust or the Appointed Expert with respect to performance in connection with the foregoing or this Agreement.

3.3	In so far as Autolus grants a sub-licence of rights under the Technology to a sub-licensee (other than in respect of a material transfer agreement, contract research agreement or manufacturing agreement, provided they do not include rights to sell products or services incorporating the Technology) (“Commercial Licence”), Autolus shall in such circumstances enter into a written agreement with each sub-licensee (provided that this obligation to enter into a written agreement shall not apply where, and for so long as, the sub-licensee is an Affiliate of Autolus). Additionally,

3.3.1	Autolus shall ensure that the provisions of the sub-licence agreement do not grant rights in the Technology beyond those granted hereunder and impose obligations and restrictions on the sub-licensee consistent with the obligations and restrictions imposed on Autolus hereunder under (i) Clauses 3, 16 and 20 and (ii) Clauses 23.1.1 and 23.2 to 23.5 should any CRUK Rights be sub-licensed;

3.3.2	Autolus shall ensure that the sub-licence agreement imposes obligations of confidentiality on the sub-licensee which are no less onerous than those set out in Clause 20;

3.3.3	the sub-licence agreement shall, if required by Autolus, be novated to UCLB (which novation UCLB will accept) on termination of this Agreement, provided that (i) the sub-licensee is willing to accept the novation of any sub-licence agreement upon such termination and make payment of sums otherwise payable under this Agreement for the sub-licensee’s (and its sub-sublicensees’) Exploitation of the Technology directly to UCLB; (ii) at the time of novation the sub-licensee is not in breach of its obligations to Autolus under the sub-licence agreement; (iii) the sub-licence agreement does not impose on UCLB any obligations or commitments beyond those included in this Agreement; and (iv) the sub-licence agreement includes terms (at a minimum) consistent with those in Clauses 3, 11, 13, 14, 15, 16, 20 and 23, 24.4, 24.5, 24.6, 24.7 and 24.8 of this Agreement failing which the sub-licence agreement shall automatically terminate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

3.4	Autolus shall be liable to UCLB for all acts and omissions of its sub-licensees (other than those whose sub-license has novated to UCLB) that, if committed by Autolus, would constitute a breach of any of the provisions of this Agreement.

3.5	Autolus shall provide UCLB with written notice of any Commercial Licence and, to the extent it is able to do so, provide UCLB with a copy of any Commercial Licence (with confidential and financial information redacted) promptly following its execution.

3.6	Notwithstanding the above, where the sub-licence relates only to UCL Background IP or Manufacturing Know-How the provisions of Clauses 3.3.1, 3.3.3, and 3.5 shall not apply and such sub-licences shall not terminate on termination of this Agreement.

4.	RETAINED RIGHTS, ACADEMIC RESEARCH & RESTRICTIONS, COLLABORATIVE PROGRAMS

4.1	The licences to Program IP and the Background Licence, to the extent each of them are exclusive (including the [***] Program IP), are subject to UCLB reserving for and having the right to grant the limited non-assignable, worldwide, perpetual and irrevocable right:

4.1.1	to UCL to enable UCL to use the (i) licensed Program IP; and/or (ii) each of the UCL Background IP and Background Materials forming part of the exclusive licence pursuant to Clause 2.1.1, solely to undertake Academic Research at UCL and/or (subject to Clause 4.7) in collaboration with other Academic Organisations; and

4.1.2	to CRUK to enable CRUK, and those scientists employed at Academic Organisations funded by CRUK and/or those scientists employed by CRUK and other Funders who have provided funding for the CRUK Study to use the GD2 Clinical Study Results to undertake academic research that is not Commercial Research alone or in collaboration with other Academic Organisations;

but for no other purposes (collectively the “Academic Rights”). For the avoidance of doubt, UCLB and/or UCL (including MP and MP Laboratory) are not precluded under this Clause 4, from using and/or disclosing for any purpose without any restriction, the UCL Background IP and the Background Materials that are subject to the non-exclusive licence granted to Autolus pursuant to Clause 2.1.2 where such use and/or disclosure does not relate to the use of any of the Program IP. Also, for the avoidance of doubt, this Clause 4 shall not apply to the exercise of rights by UCLB, UCL or any Third Party under the RQR8 Program IP outside the RQR8 Program Field, the TetCAR Program IP outside the TetCAR Field or the CAT19 Program IP outside the CD19 Field.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.2	The Academic Rights shall be subject to the following:

4.2.1	UCLB and UCL shall be entitled to apply for, obtain and use Third Party funding from a Funder for any of the Academic Research, provided that:

(i)	during the Improvement Period only and where the Academic Research relates to or is likely to give rise to Improvements, UCLB and UCL shall be entitled to accept such Third Party funding if there are no restrictions or conditions on UCLB and UCL by the Third Party Funder with respect to Exploitation of the funded Improvements other than the requirement that UCLB and/or UCL seek the consent of the Funder prior to UCLB’s grant of any commercial licence to exploit any such Improvement;

(ii)	during the Improvement Period only and where the Academic Research relates to or is likely to give rise to Improvements, UCLB and UCL shall not without the prior written consent of Autolus accept any such funding if such Third Party Funder imposes restrictions or conditions on the Exploitation of Improvements funded in whole or in part by that Third Party in addition to the requirement in (i) above;

(iii)	during the Improvement Period only and where the Academic Research relates to or is likely to give rise to CARs developed by MP and/or the MP Laboratory (but such research does not relate to Improvements), UCLB shall use its reasonable endeavours to obtain, or not accept a restriction over, commercialisation rights from such Third Party Funder, in which case, the provisions of Clause 4.2.1(i) and (ii) above shall apply (and the Parties acknowledge that where UCLB is unable to secure commercialisation rights from any Third Party Funder such Intellectual Property shall not fall within the definition of New Inventions);

(iv)	during the [***] Period only and where the Academic Research relates to the [***] Program IP, UCLB and UCL shall be entitled to accept such Third Party funding if there are no restrictions or conditions on UCLB and UCL by the Funder with respect to Exploitation of the [***] Program IP, other than the requirement by the Third Party Funder that UCLB and/or UCL shall seek the consent of that Funder prior to UCLB’s grant of any commercial licence to exploit any such [***] Program IP; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(v)	during the [***] Period only and where the Academic Research relates to the [***] Program IP, UCLB and UCL shall not without the prior written consent of Autolus accept any such funding if such Third Party Funder imposes restrictions or conditions on the commercial exploitation of [***] Program IP funded in whole or in part by that Third Party in addition to the requirement in Clause 4.2.1(iv) above;

4.2.2	UCLB shall and shall procure that UCL shall maintain the confidentiality of the Program IP (with the exception of information disclosed in the Licensed Patents once published) and shall impose the same restrictions on its Academic Collaborators (and enforce the same), save that UCL and its Academic Collaborators shall be entitled to publish the results of their Academic Research under these Academic Rights subject to and in accordance with the provisions of Clause 4.5;

4.2.3	with the exception of the CRUK Study and the Permitted Studies, or as otherwise permitted under Clause 4.2.5, no studies intended to be (or required by applicable laws, ethical requirements or standards or otherwise to be) conducted in accordance with the standards of GLP (good laboratory practice), GMP (good manufacturing practice) and/or GCP (good clinical practice) may be conducted under the Academic Rights without the prior written consent of Autolus, and UCLB shall procure that an equivalent restriction is imposed on and complied with by all Academic Collaborators and shall ensure that the Program Materials and Background Materials (that are subject to the exclusive licence granted pursuant to Clause 2.1.1) are not provided to any Third Party for the purposes of any such study that has not been authorised by Autolus;

4.2.4	with the exception of the CRUK Study and the Permitted Studies, no clinical studies or treatment of patients may be conducted under the Academic Rights except for academic clinical studies conducted with the involvement of MP and/or MP’s Laboratory, which studies shall only be conducted with the prior written consent of Autolus (such consent not to be unreasonably withheld or delayed), and UCLB shall procure that an equivalent restriction is imposed on and complied with by all Academic Collaborators and shall ensure that the Program Materials and Background Materials (that are subject to the exclusive licence granted pursuant to Clause 2.1.1) are not provided to any Third Party for the purposes of any such study that has not been authorised by Autolus;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.2.5	CRUK shall be permitted to use the GD2 Clinical Study Results for the purposes of clinical research with the prior written consent of Autolus, such consent not to be unreasonably withheld or delayed;

4.2.6	UCLB shall procure the lawful disclosure to Autolus (free of any restriction) of the Regulatory Submissions for each of the CARPALL Study and the ALLCAR19 Study and, subject to the requirements of any Regulatory Authority, shall notify Autolus if there are any changes to the Regulatory Submissions for either study. Autolus shall be entitled to comment on the content of any draft Regulatory Submission and/or any proposed changes to any Regulatory Submission for the CARPALL Study or the ALLCAR19 Study in advance of their submission to any Regulatory Authority. UCLB shall procure that UCL shall consider any such Autolus comments but Autolus acknowledges that UCL shall be under no obligation to take any such comments into account and the contents of any Regulatory Submissions (and any amendments) shall be determined by UCL as sponsor of the CARPALL Study and the ALLCAR19 Study in its absolute discretion;

4.2.7	subject to the requirements of any Regulatory Authority, UCLB shall procure that UCL shall promptly provide to Autolus information regarding any Suspected Unexpected Serious Adverse Reactions or other adverse events resulting from either the CARPALL Study or the ALLCAR19 Study and which are reported to any Regulatory Authority; and

4.2.8	Clause 4.2.6 and 4.2.7 may be subject to additional terms agreed in any collaboration agreement entered into in accordance with Clause 4.12;

save that where Program IP is in or comes into the public domain (other than as a result of a breach of any obligation of confidentiality owed by UCLB, UCL or an Academic Collaborator), the provisions of this Clause 4 shall not apply in respect of Academic Research relating to such Program IP, except where the Academic Research is conducted by MP and/or the MP Laboratory in which case these provisions shall continue to apply.

4.3	The Parties acknowledge that UCLB, UCL and/or MP have entered or have agreed to enter into agreements governing the Permitted Studies prior to the Effective Date and that UCLB, UCL and/or MP are free to continue in those studies to the extent of the scope of such studies as outlined in Schedule 7 and the provisions of this Clause 4 shall not (with the exception of the CRUK Study and subject to Clause 4.11, the ALLCAR19 Study and the CARPALL Study) apply to those Permitted Studies in that regard.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.4	UCLB shall procure the lawful disclosure to Autolus (free of any restriction) of the protocol (once finalised) for the CRUK Study and, subject to the requirements of any Regulatory Authority, shall notify Autolus if there are any changes to the protocol after it has been finalised. The Parties acknowledge that RQR8 Permitted Studies listed with the identifiers DCAR19 and UCART19 in Schedule 7 are being conducted with a commercial Third Party and, as such, Autolus shall have no access to the protocol or results from those RQR8 Permitted Studies.

4.5	If UCL or any Academic Collaborator (which for the purposes of this Clause 4.5 shall include any of their respective academics, employees or students), wish to publish (including by way of publication of any thesis) (i) any of the Program IP; or (ii) with respect to each Improvement or New Invention for the duration of the period prior to and during the applicable Improvement Negotiation Period, any results of Academic Research that amount to Improvements or New Inventions; or (iii) for the duration of the [***] Period, any results of Academic Research that relate to [***] Program IP (each of (i), (ii) and (iii) being “Academic Information”) then UCLB shall procure that:

4.5.1	UCL and the Academic Collaborator shall refrain from making any publication (or submitting for approval any publication) of any of the information in the Academic Information (or the Academic Information in its entirety) pending conclusion of all steps required under this Clause 4.5;

4.5.2	UCL or the Academic Collaborator(s) must first, via UCLB, give to Autolus, in advance, a copy of the proposed publication containing the Academic Information and which is intended to be disclosed or published, or submitted for publication at least [***] before its presentation or intended submission for publication (“Academic Reports”);

4.5.3	upon receipt of the Academic Reports, Autolus shall within [***] of receipt either approve or (where Autolus has legitimate commercial concerns including wanting to seek patent protection of the relevant Academic Information) refuse the request for publication, and failing receipt of Autolus’s notice within the [***] time period, the request for publication shall be deemed to be approved in the form in which the Academic Reports were provided to Autolus pursuant to Clause 4.5.2;

4.5.4	where the request for publication is refused, the refusal shall be communicated to UCLB in writing, following which UCLB shall procure that UCL and the Academic Collaborator(s) shall refrain from making any publication of the Academic Reports (and the Academic Information contained in such Academic Reports) for a period no less than [***] (or no less than [***] if agreed by UCLB) from the date of notification from Autolus refusing the request for publication;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.5.5	if consent is given to the request for publication, or where refused the period of [***] (or such longer period as agreed) pursuant to Clause 4.5.4 has expired, UCL and/or the Academic Collaborator(s) may proceed to publish the Academic Reports in the form in which they were provided to Autolus pursuant to Clause 4.5.2;

4.5.6	notwithstanding the above, this Clause 4.5 shall not prevent or hinder any student from submitting for degrees of UCL or any Academic Collaborator any thesis containing Academic Information or from following the procedures of UCL or any Academic Collaborator for examination and for admission to postgraduate degree status provided that such procedures require the thesis to be placed on restricted access within the library of UCL for at least [***] from the date of placement of the thesis at the library of UCL.

4.6	Where Autolus has exercised its right to refuse the request for publication of any Academic Reports, then Autolus and UCLB shall promptly and collaboratively work together in order to assess, and where appropriate, file and seek appropriate patent protection for the Academic Information. Where UCLB files for patent protection, the costs for seeking such protection shall be borne by UCLB.

4.7	UCL shall have the limited right to sub-license the Academic Rights through one tier only, to Academic Collaborators for named staff to work on with respect to a collaborative Academic Research project in conjunction with UCL (a “Collaborative Research Project”). Such sub-licence shall:

4.7.1	only be granted provided that all results and Intellectual Property arising from a Collaborative Research Project shall be subject to Autolus’s right to exercise its rights over Improvements in accordance with the provisions of Clause 5 (and the Parties acknowledge that this obligation shall not apply in respect of results or Intellectual Property which are not Improvements);

4.7.2	be in writing and the Intellectual Property licensed, and Materials provided, shall be limited for use solely by the named individuals at the Academic Collaborator and for that Collaborative Research Project only;

4.7.3	be subject to all the conditions and restrictions set out in this Clause 4, which UCL and UCLB shall ensure are binding on such Academic Collaborator, with UCLB procuring compliance;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.7.4	automatically terminate on conclusion of the Collaborative Research Project, and require the return of any Materials provided by UCL (or its academics or laboratories) under or pursuant to the Collaborative Research Project;

4.7.5	not permit, and positively restrict, the Academic Collaborator from undertaking any of the studies referred to in Clauses 4.2.3 and 4.2.4 without Autolus’s prior written consent; and,

4.7.6	be promptly notified to Autolus, within [***] of grant of such sub-licence and, to the extent it is able to do so, provide Autolus with a copy of the agreement with respect to the Collaborative Research Project (with confidential and financial information redacted) promptly following its execution.

4.8	UCLB shall procure the compliance of any Academic Collaborator(s) with the provisions of this Clause 4 by including these terms in an agreement with the Academic Collaborator(s). UCLB shall be responsible to Autolus for any act or omission of a sub-licensee who is granted a sub-license by UCL under Clause 4.7 where such act or omission if committed by UCL or UCLB would be a breach of this Agreement.

4.9	UCLB warrants and represents to Autolus that the agreements disclosed to Autolus and identified in Part A of Schedule 6 comprise all licences, consents, waivers and/or permissions (whether express or implied) granted by UCL and/or UCLB in respect of any of the Program IP or UCL Background IP (that is subject to the exclusive licence pursuant to Clause 2.1.1) to any Third Party (“Existing Licences”), save that Existing Licences shall not include arrangements relating to the use of the RQR8 Program IP outside of the RQR8 Field or arrangements relating to the use of the UCL Background IP for purposes which are unrelated to any of the Program IP or Royalty Products. Notwithstanding the foregoing, UCLB shall not be deemed in breach of the requirements or restrictions under this Clause 4 with respect to those Existing Licences provided that such Existing Licences shall not be amended after the Effective Date without the prior written consent of Autolus (not to be unreasonably withheld or delayed) nor shall their duration be extended or consent granted under them to allow materials to be provided to a Third Party. The Parties confirm that UCL has agreed to provide to [***] CAT19 Materials for use in the research collaboration between [***] and UCL referred to in Part A of Schedule 6 and that the Existing Licence relating to such research collaboration shall apply.

4.10	Save for the limited right granted to UCL under Clause 4.1 to undertake Academic Research, UCLB shall retain no other rights that deviate from or otherwise encumber, limit or affect the licences (including their scope, termination and duration) granted to Autolus hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.11	CARPALL and ALLCAR19 Studies

The Parties acknowledge that:

4.11.1	in respect of the ALLCAR19 Study, UCL has various reporting commitments to [***] and [***] is entitled to use, publish and disclose CD19 Clinical Study Results relating to the ALLCAR19 Study in accordance with the terms of the [***] Contract;

4.11.2	in respect of the CARPALL Study, UCL has various reporting commitments to [***], and [***] is entitled to use CD19 Clinical Study Results relating to the CARPALL Study in accordance with the terms of the [***] Grant;

4.11.3	in respect of the ALLCAR19 Study, [***] is entitled to use CD19 Clinical Study Results relating to the ALLCAR19 Study in accordance with the terms of the [***] Contract;

4.11.4	the [***] are permitted to use, publish and disclose the CD19 Clinical Study Results in accordance with the terms of the agreements entered into between [***] and UCL that govern the conduct of the relevant clinical study;

4.11.5	[***] is entitled to use, publish and disclose certain CD19 Clinical Study Results in accordance with the [***] Agreements;

4.11.6	where there is any conflict or inconsistency between the provisions of the CD19 Clinical Study Agreements and the provisions of this Clause 4 in respect of the use, publication or disclosure of the CD19 Clinical Study Results, the provisions of this Clause 4 shall not apply to the use, publication or disclosure of the CD19 Clinical Study Results by [***], [***], [***], or [***] (as applicable) and the provisions of the relevant CD19 Clinical Study Agreements shall prevail, (provided that any such use, publication or disclosure may be subject to further terms agreed in any collaboration agreement entered into in accordance with Clause 4.12);

4.11.7	where [***], [***] or [***] (as applicable) propose to make any publication or presentation which includes any of the CD19 Clinical Study Results and submits the same to UCL for review, UCLB shall procure that UCL shall provide a copy of the draft publication to Autolus for review as soon as reasonably practicable, but Autolus acknowledges that it may receive the proposed publication or presentation less than [***] before its presentation or intended submission for publication;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.11.8	subject to Clause 4.11.7, Autolus shall be entitled to review any draft publications relating to the CD19 Clinical Study Results submitted to UCL by [***], [***] or [***] (as applicable) in accordance with the principles set out in Clause 4.5, but subject to Clause 4.11.9 and to the extent consistent with UCL’s rights under the relevant CD19 Clinical Study Agreements;

4.11.9	in respect of any draft publications or presentations relating to the CD19 Clinical Study Results, Autolus confirms that under Clause 4.5.3, Autolus’ grounds to refuse publication shall be for the purposes of a delay to seek patent protection in respect of any CD19 Clinical Study Results in accordance with Clause 4.6 or to prevent the publication of any of Autolus’ Confidential Information; and

4.11.10	where there is any conflict or inconsistency between the provisions of the CD19 Clinical Study Agreements and the provisions of this Clause 4, UCLB shall not be under any obligation to amend the terms of any CD19 Clinical Study Agreement (or otherwise impose on the parties to the CD19 Clinical Study Agreements any obligation required under this Clause 4 which is not included in any CD19 Clinical Study Agreement) and UCLB shall not be in breach of the provisions in this Clause 4 to the extent of any such conflict or inconsistency. The provisions of Clauses 4.7 and 4.8 shall not apply to the CD19 Clinical Study Agreements and the conduct of the CARPALL Study and ALLCAR19 Study shall be under the terms of the CD19 Clinical Study Agreements. UCLB confirms that any site agreements in respect of the ALLCAR19 Study entered into with any CD19 Clinical Study NHS Foundation Trusts after the Second Amendment Date shall be on substantially the same terms as those study site agreements entered into prior to the Second Amendment Date.

4.12	Autolus and UCL propose to collaborate on the ALLCAR19 Study and CARPALL Study. Autolus shall use commercially reasonable efforts to enter into collaboration and funding agreements with UCL with respect to i) the ALLCAR19 Study as soon as practicable after the Second Amendment Date and ii) any extension of the CARPALL Study as soon as practicable after UCLB has procured the release of all the CARPALL and ALLCAR19 Patient Clinical Data generated before the Second Amendment Date. UCLB shall use commercially reasonable efforts to facilitate such discussions between UCL and Autolus with a view to two separate collaboration agreements being entered into within this timescale. Such agreements will include terms typical for a clinical research collaboration, including a joint governance structure to lead this program, and a contribution of expertise and funding to be agreed in order to establish a manufacturing process suitable for commercial scale and lay the foundation for a registration study. The total value of such commitment by Autolus shall be mutually agreed by Autolus and UCL in the applicable collaboration and funding agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.13	In respect of the ALLCAR19 Study, notwithstanding the provisions of Clause 4.12, Autolus confirms that, as a minimum, it shall pay to UCL the sum of £875,000 (eight hundred and seventy-five thousand pounds) [***] (the “Autolus Funding Commitment”). The Parties acknowledge that the consent given [***] to permit the licensing of the Test and Regulatory Data arising from the ALLCAR19 Study to Autolus under this Agreement is dependent on the Autolus Funding Commitment.

4.14	The parties intend that the collaboration agreement relating to the ALLCAR19 Study referred to in Clause 4.12 shall include details of Autolus’ total funding commitment in respect of the ALLCAR19 Study (which may be higher than the Autolus Funding Commitment, but not lower), together with payment terms. The Autolus Funding Commitment is binding on Autolus, irrespective of whether or not the parties enter into any such collaboration agreement. Autolus shall pay the Autolus Funding Commitment to UCL in quarterly instalments. UCL shall be entitled to invoice Autolus for the Autolus Funding Commitment in quarterly instalments in such amounts as reflect the instalments payable by [***] under the [***] Contract, as amended from time, and the parties acknowledge that the quarterly instalments will vary in amount from quarter to quarter. UCL shall invoice Autolus for the first quarterly instalment in April 2018. Autolus shall pay all invoices within [***] of the date of receipt of the invoice from UCL.

5.	ACCESS TO IMPROVEMENTS AND NEW INVENTIONS

5.1	The provisions of this Clause 5 shall apply to each and every Improvement and New Invention that is generated, reduced to practice or otherwise discovered or identified at any time up until and including the [***] anniversary of the Effective Date (“Improvement Period”). For clarity, in respect of CD19 CARs or binders, the Improvement Period shall commence on the Second Amendment Date. UCLB shall procure that UCL, MP and the MP Laboratory shall comply with the terms of this Clause 5 and notify UCLB of all Improvements and New Inventions in order that UCLB shall be able to comply with this Clause 5.

5.2	From the Effective Date until expiry of the Improvement Period, UCLB shall notify Autolus of each and every Improvement and New Invention generated, developed or arising in such period within [***] of UCLB’s receipt of an invention disclosure form describing the Improvement or New Invention (in respect of each Improvement and each New Invention, each notification to Autolus being a “Disclosure Notification”). In respect of Improvements and New Inventions which UCLB is obliged to notify to Autolus:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

5.2.1	UCLB shall procure the exclusive right (to the exclusion of UCL and the inventor(s)) to license, assign, exploit or otherwise grant any rights to that Improvement or New Invention (as applicable) to, any Third Party, and shall ensure that such Improvement or New Invention (as applicable) is kept confidential including by its Academic Collaborators (subject to the publications procedure under Clause 4.5) until Autolus ceases to have any rights (exercisable, negotiable or otherwise) to that Improvement or New Invention (as applicable) under the terms of this Clause 5;

5.2.2	UCLB shall procure that the Disclosure Notification shall provide (i) reasonable details of that Improvement or New Invention (as applicable) with a similar level of detail as that which UCLB provided to Syncona Management LLP for the purpose of Syncona Management LLP evaluating the Program IP and (ii) any draft or pending application for registered patent protection in respect of that Improvement or New Invention (as applicable); in each case disclosure to Autolus shall be subject to the confidentiality obligations of this Agreement;

5.2.3	UCLB shall procure that Autolus shall have reasonable access to those individuals at UCL that invented, generated, discovered or developed that Improvement or New Invention (as applicable) in order to allow a confidential discussion as to the nature and features of that Improvement or New Invention (as applicable) and its application;

5.2.4	UCLB shall not, until Autolus ceases to have any rights (exercisable, negotiable or otherwise) to that Improvement or New Invention (as applicable) under the terms of this Clause 5, encumber, charge, mortgage, license, sell, assign, Exploit or otherwise grant any other right or enable any Third Party to Exploit the Improvement or New Invention (as applicable);

5.2.5	provided that Autolus acknowledges that Improvements and New Inventions may be subject to the rights of Funders in accordance with Clause 4.2.1 and that Autolus’s ability to exercise its rights under this Clause 5 may be dependent on any such Funder providing its consent to the terms of Exploitation as agreed by the Parties in accordance with Clause 4.2.1, which UCLB shall use reasonable endeavours to obtain; In particular the consent of CRUK, KK and LLF may be required in respect of any licence of Improvements relating to TRBC1/2 and the consent of KK and LLF may be required in respect of any licence of Improvements relating to BCMA CAR.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

5.3	Following the date of the Disclosure Notification, Autolus shall have the right, exercisable at any time up until expiry of the Improvement Negotiation Period (irrespective of whether that is before or after the Improvement Period) to exercise its right of first negotiation in respect of obtaining a worldwide, assignable, sub-licensable (through multiple tiers) licence within the Field of the applicable Improvement or New Invention that is the subject of the Disclosure Notification, such licence to be exclusive or non-exclusive, as agreed by the Parties.

5.4	Upon Autolus exercising its right of first negotiation in respect of an Improvement or a New Invention (as applicable) by way of serving a written notice on UCLB, the following shall apply until expiry of the applicable Improvement Negotiation Period for that Improvement or New Invention (as applicable), unless extended by agreement between the Parties:

5.4.1	unless the Parties agree to terminate negotiations during the Improvement Negotiation Period, Autolus and UCLB shall promptly and actively negotiate throughout the Improvement Negotiation Period, in good faith and acting reasonably, fair and reasonable terms for and a conclusive agreement upon which that Improvement or New Invention (as applicable) may be licensed to Autolus;

5.4.2	in so far as UCLB fails to comply with the provisions of Clause 5.4.1, the Improvement Negotiation Period shall be extended by a period equal to, or otherwise fairly calculated to, compensate for any delay in or absence from a negotiation by UCLB in accordance with the principles under Clause 5.4.1;

5.4.3	in its negotiations around the fair and reasonable financial and other terms for a licence of Improvements (as opposed to New Inventions), UCLB shall have regard to the existing licensing and financial structure under this Agreement with respect to the Royalty Product to which such Improvement relates or is applicable.

5.5	If Autolus, by written notice, elects not to continue with negotiations over an Improvement or a New Invention, then without prejudice to the remainder of this Clause 5 or any other Improvements or New Inventions, the Parties shall be released from their then current obligations to negotiate in accordance with Clause 5.4 with respect to that particular Improvement or New Invention.

5.6	Subject to UCLB’s compliance with Clause 5.4.1, if the Improvement Negotiation Period has expired with respect to an Improvement or New Invention (as applicable), and that Improvement or New Invention (as applicable) has not been licensed to Autolus, then:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

5.6.1	in respect of that Improvement, subject to the terms of Clause 5.7, UCLB shall be entitled to (i) instigate negotiations with Third Parties for the grant of a licence of that Improvement; or (ii) engage in negotiations solicited by Third Parties to agree terms for the grant of a licence of that Improvement to that Third Party; or

5.6.2	in respect of that New Invention, Autolus shall cease to have any further rights to negotiate or match terms for any licence of rights to that New Invention under this Clause 5, save that the foregoing shall be without prejudice to any other New Inventions.

5.7	In negotiating with any Third Party to grant a licence of an Improvement to that Third Party, for a period of [***] after the expiry of the Improvement Negotiation Period (“Match Period”) or Autolus having served notice under Clause 5.5:

5.7.1	UCLB shall not accept or agree any term (or overall set or combination of terms) that are equal to or less preferential or favourable to UCLB than the most preferential or favourable matching or equivalent term (or, as applicable, matching or equivalent set or combination of terms) as offered by Autolus to UCLB; and,

5.7.2	where UCLB has reached an agreement (in principle) on all material terms for the licence of the Improvement with the Third Party (which is in compliance with Clause 5.7.1), but prior to concluding the definitive binding agreement on such terms with the Third Party, UCLB shall promptly first offer such terms to Autolus for acceptance within the Match Period whereupon:

(i)	during such Match Period UCLB shall not execute or enter into such agreement with any Third Party or otherwise look to license or otherwise Exploit or grant rights to Exploit the Improvement with any Third Party; and,

(ii)	if such terms are accepted by Autolus, UCLB shall conclude the definitive agreement with Autolus on those same terms (or, if the Parties agree otherwise, more preferential or favourable terms for Autolus); or,

(iii)	if rejected by Autolus, UCLB shall conclude the definitive agreement with that Third Party on those same terms.

5.8	The provisions of Clause 5.7 shall apply each and every time that UCLB instigates in or engages in negotiations with any Third Party concerning an Improvement during the Match Period, such that if negotiations with a Third Party break down and either re-commence with that Third Party or new negotiations begin with a different Third Party to that Improvement, the provisions of Clause 5.7 shall continue to apply again.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

5.9	Where during the Improvement Period MP and/or any member of the MP Laboratory generates, identifies or invents any discovery, invention (whether patentable or not), Know-How or improvement concerning any CAR or CARs (including methods for manufacture of any CAR or CARs) which is not an Improvement and which has been discovered, generated, identified or invented together with another Academic Organisation(s) such that UCLB does not Control the same and it does not fall within the definition of New Inventions, UCLB shall use reasonable endeavours to agree with the other Academic Organisation(s) that UCLB shall be the lead commercialisation partner and that the relevant technology will be offered to Autolus in accordance with this Clause 5.

6.	ACCESS TO [***] PROGRAM

6.1	The provisions of this Clause 6 shall apply to the [***] Program as it is developed from time to time up until the [***] anniversary of the Effective Date (“[***] Period”). UCLB shall procure that UCL and [***] shall comply with the terms of this Clause 6 and notify UCLB of the progress, development and generation of IP under the [***] Program in order that UCLB shall be able to comply with this Clause 6. During the [***] Period, UCLB shall keep Autolus appraised on a reasonable basis of the progress and development of the [***] Program and the inventions arising therefrom.

6.2	If at any time during the [***] Period, any bona fide decision is made by UCLB, UCL or [***] to seek a licensee to Exploit any of the [***] Program IP or any bona fide approach is made by a Third Party to seek rights to or under any of the [***] Program IP, and in respect of which UCLB genuinely intends to engage in, UCLB shall provide written notice to Autolus together with (under the confidentiality obligations of this Agreement):

6.2.1	a description of the [***] Program and related [***] Program IP; and

6.2.2	a copy of any application for Patent Rights in respect of any invention arising from the [***] Program that has been filed in respect of inventions arising from the [***] Program.

6.3	Following service of a notice in accordance with Clause 6.2:

6.3.1	at Autolus’s request, UCLB shall use reasonable endeavours to procure that Autolus shall have access to those individuals at UCL that work on the [***] Program or invented, generated, discovered or developed the [***] Program IP in order to allow a confidential discussion as to the nature and features of the [***] Program and the [***] Program IP and its application; and,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

6.3.2	Autolus shall have the option to negotiate with UCLB to agree terms for the grant of a licence (which may be exclusive or non-exclusive as the Parties agree) to [***] Program IP.

6.4	Upon exercise of its right to negotiate with UCLB, UCLB and Autolus shall negotiate the terms for such licence in good faith and acting reasonably and seeking fair and reasonable commercial terms and Autolus’s right to negotiate with Autolus shall expire [***] following Autolus’s receipt of UCLB’s notice of served under Clause 6.2.

6.5	If Autolus, by written notice, elects not to continue with negotiations over the [***] Program IP, then the Parties shall be released from their then current obligations to negotiate in accordance with Clause 6.3.2. If the Parties are unable to agree licence terms within the [***] period referred to in Clause 6.4 above, then UCLB shall be under no further obligation to Autolus and shall be free to license or commercialise the same [***] Program IP as it thinks fit.

6.6	UCLB confirms that save for having to seek the consent of the Wellcome Trust and the National Institute for Health Research for the Exploitation of the [***] Program IP, it otherwise Controls that [***] Program IP existing as of the Effective Date. For the avoidance of doubt, nothing in this Agreement shall impose any restrictions or controls on UCL’s ability to publish and to undertake Academic Research or obtain Third Party funding from a Funder for Academic Research or otherwise collaborate with any Academic Organisation in respect of the [***] Program and, as a result, the [***] Program IP may be subject to rights of Third Party Funders and may not be Controlled by UCLB. UCLB shall procure that during the [***] Period, UCL shall not and [***]shall not undertake any Commercial Research with respect to the [***] Program or accept Third Party funding other than from Funders for the [***] Program. Autolus acknowledges that UCLB or UCL shall not under any circumstances be required to restrict [***] from undertaking any work (academic or commercial) either independently or in collaboration with any Third Party, on any program (including a [***] program) that is not a [***] Program.

6.7	Upon the Parties concluding terms for a license to the [***] Program IP as provided for in this Clause 6, UCLB shall procure full disclosure to Autolus of the [***] Program including the [***] Program IP and relevant UCL Background IP used for the same.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

6.8	Until the expiry of the [***] Period, UCLB shall not, and shall procure that UCL and [***] shall not, grant any rights to, license, assign, grant an option to, Exploit, or otherwise encumber, mortgage, charge or otherwise waive rights in respect of the [***] Program IP, save that this shall not prevent UCLB, UCL and/or [***] from securing funding from Funders pursuant to Clause 6.6 above and/or collaborating with Academic Organisations.

7.	ACCESS TO [***]

7.1	The provisions of this Clause 7 shall apply to the [***] Program as it is developed from time to time up until expiry of the [***] Period. The “[***] Period” shall be for a minimum of [***] from the Effective Date, and may be extended by Autolus (upon written notice served prior to the [***] anniversary of the Effective Date) for the Extended Period. The “Extended Period” shall mean the day commencing on the [***] anniversary of the Effective Date and ending on the earlier of (i) Autolus and UCLB concluding a definitive agreement for a licence to any of the [***] Program IP; (ii) Autolus terminating its rights under this Clause 7 by written notice; or (iii) the [***] anniversary of the Effective Date.

7.2	The Parties acknowledge and agree that Autolus has served notice to extend the [***] Period beyond its [***], and is under the obligation to reimburse UCLB [***] of those Patent Prosecution Costs incurred by UCLB for activities during the Extended Period in respect of the [***] Patents that are the subject of the [***] Option. Autolus shall not be responsible for any Patent Prosecution Costs incurred before or after the Extended Period.

7.3	UCLB shall and shall procure that UCL (including MP and the MP Laboratory) shall comply with the terms of this Clause 7 and notify UCLB of the progress, development and generation of Intellectual Property under the [***] Program in order that UCLB shall be able to comply with this Clause 7.

7.4	From the Effective Date until expiry of the [***] Period, UCLB shall:

7.4.1	from time to time (and upon reasonable request from Autolus):

(i)	notify Autolus of the development, progress and advances made in the [***] Program since the last update report was provided;

(ii)	notify Autolus of any change in status of MP’s position at UCL (including termination of the same) or the MP Laboratory;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(iii)	disclose to Autolus (under the confidentiality obligations of this Agreement) any planned application for a Patent Right in respect of any invention arising from the [***] Project at least [***] prior to it being filed, and thereafter keep Autolus informed of all developments in the prosecution of such Patent Right(s); and,

(iv)	procure the exclusive right (to the exclusion of UCL and the inventor(s)) to license, assign, exploit or otherwise grant any rights to the [***] Program IP until Autolus ceases to have any rights (exercisable, negotiable or otherwise) to the [***] Program under the terms of this Clause 7;

7.4.2	use reasonable endeavours to procure that Autolus shall have access to those individuals at UCL that work on the [***] Program or invented, generated, discovered or developed any of the [***] Program IP in order to allow a confidential discussion as to the nature and features of the [***] Program and the [***] Program IP and its application;

7.4.3	not, until Autolus ceases to have any rights (exercisable, negotiable or otherwise) to the [***] Program under the terms of this Clause 7, encumber, charge, mortgage, license, sell, assign, Exploit or otherwise grant any other right or enable any Third Party to Exploit the [***] Program IP, provided that Autolus acknowledges that certain [***] Program IP (i) existing as of the Effective Date is subject to those rights of Third Party Funders which are disclosed in Schedule 6 and described as having funded such [***] Program IP; and (ii) arising after the Effective Date may be subject to the rights of Third Party Funders in accordance with Clause 4.2.1; and that in case of (i) and (ii) Autolus’s ability to exercise its rights under this Clause 7 in respect of such [***] Program IP may be dependent on any such Third Party Funder providing its consent to the terms of Exploitation as agreed by the Parties in accordance with Clause 4.2.1; In particular consent of [***] may be required in respect of any licence of [***] Program IP developed prior to or after the Effective Date.

7.5	Autolus shall have the right, exercisable at any time up until expiry of the [***] Period to exercise its right of first negotiation in respect of obtaining a worldwide, assignable, sub-licensable licence (which may be exclusive or non-exclusive as the Parties may agree), within the Field of the [***] Program IP (or, as the Parties may agree, any part thereof).

7.6	Upon Autolus exercising its right of first negotiation in respect of the [***] Program by way of serving a written notice on UCLB, the following shall apply until expiry of the [***] Period (unless extended by agreement between the Parties):

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

7.6.1	unless the Parties agree to terminate negotiations during the [***] Period, Autolus and UCLB shall promptly and actively negotiate throughout that period, in good faith and acting reasonably, fair and reasonable terms for a conclusive agreement upon which the [***] Program IP may be licensed to Autolus;

7.6.2	in so far as UCLB fails to comply with the provisions of Clause 7.6.1, does not actively and properly participate in such negotiations or does not act reasonably or in good faith, the [***] Period shall be extended by a period equal to, or otherwise fairly calculated to, compensate for any delay in, or absence from a negotiation by UCLB in accordance with the principles under Clause 7.6.1.

7.7	If Autolus, by written notice, elects not to continue with negotiations over the [***] Program IP, then the Parties shall be released from their then current obligations to negotiate in accordance with Clause 7.6.

7.8	Subject to UCLB’s compliance with Clause 7.6.1, upon expiry of the [***] Period and provided that Autolus has not been granted an exclusive license to the [***] Program IP, UCLB shall then be entitled to negotiate with any Third Party to grant a licence to or otherwise Exploit the [***] Program IP subject always to the BCMA Licence and Clause 10 with respect to the [***] Existing Patent.

7.9	Upon the Parties concluding terms for a license to the [***] Program IP as provided for in this Clause 7, UCLB shall procure full disclosure to Autolus of the [***] Program including the [***] Program IP and relevant UCL Background IP used for the same.

7.10	The provisions of this Clause 7 shall be without prejudice to UCLB’s obligations under Clause 18 with respect to the [***] Existing Patent.

8.	INFORMATION AND ACCESS TO MARTIN PULE’S OTHER PROGRAMS & OTHER RESTRICTIONS

8.1	During the Improvement Period, the Parties shall hold regular meetings to review the activities of MP and the MP Laboratory. Such meeting shall be held every month, or at such intervals as the Parties shall otherwise agree.

8.2	At each meeting UCLB shall update Autolus (under the confidentiality obligations of this Agreement) in respect of:

8.2.1	research activities being undertaken by MP and the MP Laboratory, together with progress and advances made under all research activities since the last meeting was held;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

8.2.2	any change in status of MP’s position at UCL (including termination of the same) or the MP Laboratory;

8.2.3	any collaboration with Academic Collaborators entered into by MP and/or the MP Laboratory; and,

8.2.4	any proposed applications for Patent Rights;

provided that the foregoing: (i) shall not require any disclosure of research activities being undertaken by MP on behalf of [***] pursuant to his [***] existing as of the Effective Date; and (ii) shall not require disclosure of any of research activities being undertaken by MP and/or the MP Laboratory where UCL, MP and/or MP Laboratory are restricted from disclosing any such information as a result of obligations of confidentiality owed to a Third Party and (iii) shall not require disclosure of any research activities being undertaken by MP and/or the MP Laboratory in connection with a [***] Field Product.

8.3	For any new inventions generated, reduced to practice or otherwise developed by or under the supervision of MP (whilst employed at UCL) and/or the MP Laboratory (including therapeutic immune therapies, engineered T-cells, CARs or BiTEs, and any manufacturing techniques and/or research tools relating to the foregoing) from time to time up until the [***] anniversary of the Effective Date and in respect of which Autolus does not have any rights pursuant to Clauses 5, 6 or 7 (“Other Technology”), UCLB shall provide and procure that Autolus shall have a right of first review according to Clause 8.4.

8.4	Where Other Technology is Controlled by UCLB or UCL and where UCLB or UCL makes any bona fide decision to seek a licensee to Exploit any Other Technology, or any bona fide approach is made by a Third Party to seek rights to or under any of the Other Technology which UCLB or UCL genuinely intends to engage in, UCLB shall not, and shall procure that UCL shall not, disclose the Other Technology to any Third Party for the purposes of instigating or encouraging any licensing discussions nor offer to license the Other Technology to any Third Party, in each case prior to disclosing to Autolus at least [***] in advance (and in no less detail than it will disclose to any Third Party) the same Other Technology.

8.5	Commercial Restrictions

8.5.1	The Parties acknowledge that Autolus’s business is primarily based upon the Exploitation of CARs and this licence of Technology and involvement of MP as an employee to Autolus is crucial and fundamental to its business. Accordingly, in recognition of the foregoing UCLB hereby agrees and undertakes that for a period of [***] after the Effective Date UCLB shall procure that for so long as MP is employed by or holds any position or undertakes or supervises any research at UCL during such period, that with respect to any CARs:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(i)	MP shall not undertake any Commercial Research himself or through the MP Laboratory;

(ii)	without Autolus’s prior written consent, neither MP or UCL shall accept or use any funding to enable MP to undertake any Commercial Research himself or through the MP Laboratory; and

(iii)	without Autolus’s prior written consent, MP shall not participate in, contribute to or otherwise supervise any Commercial Research;

save that the foregoing shall not prevent MP (i) undertaking that Commercial Research which is on-going as of the Effective Date and which is the subject of the those agreements disclosed to Autolus and listed in Part B of Schedule 6, (ii) from undertaking any Approved Activity as such term is defined in the SSA (effective at the same date as the Effective Date); and (iii) from undertaking Commercial Research on behalf of Autolus. For the avoidance of doubt, the provisions of this Agreement do not apply to any work (commercial, academic or otherwise) conducted in relation to CARs in any laboratory of UCL without any assistance from and/or involvement of MP.

8.5.2	Should Autolus be sold (comprising the transfer of all shares in Autolus to a Third Party or the sale of all assets of the business of Autolus to a Third Party) and MP ceases to be employed or provide consultancy to Autolus (in the case of a share sale) or the Third Party acquirer (in the case of either a share sale or asset sale) then the restriction under Clause 8.5 shall terminate on the earlier of (i) [***] after the Effective Date; or (ii) [***] following the completion of the relevant sale.

9.	MATERIALS TRANSFER AND ENABLEMENT OF THE LICENSED RIGHTS

9.1	From the Effective Date and thereafter until the [***] anniversary of the Effective Date:

9.1.1	UCLB shall procure the disclosure to Autolus by UCL, MP and the MP Laboratory of all Technology licensed hereunder in accordance with the timeline and practical disclosure steps set out in Schedule 5;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

9.1.2	After compliance with Clause 9.1.1, UCLB shall thereafter continue to disclose to Autolus, and procure the disclosure to Autolus by UCL, MP and the MP Laboratory, of any Technology not disclosed under Clause 9.1.1, at Autolus’s request from time to time;

9.1.3	UCLB shall procure that each of UCL, MP and the MP Laboratory shall help facilitate any technology transfer or teach-in (including any demonstrations) concerning any of the Technology; and,

9.1.4	it being understood that such disclosure should be in the English language and should be disclosed in a structured and helpful manner to enable the proper understanding, benefit and access to the technology in respect of each Program and the Program IP.

9.2	Where the Technology comprises Materials, UCLB shall procure the delivery of a reasonable quantity of such Materials and UCL shall itself be entitled to retain a reasonable quantity of the Materials for the exercise of its Academic Rights subject to and in accordance with the provisions of Clause 4.

9.3	With respect to materials which as of the Effective Date are not Program Materials, have been used in connection with any of the Original Programs, but are not Controlled by UCLB and so do not fall within the definition of Background Materials, UCLB shall use its reasonable endeavours to obtain consent for the transfer of such materials to Autolus (and for the licensing of associated Intellectual Property) or otherwise assist Autolus in obtaining access to and the right to use such materials. Where UCLB uses its commercially reasonable efforts to obtain such consent, it shall not be obliged to make any payment but, should any payment be demanded by the relevant Third Party Autolus may, at its discretion, make such payment to obtain consent. This Clause 9.3 shall not apply in respect of materials that are “off the shelf”, such as reagents and other commercially available Third Party materials.

9.4	UCL shall retain ownership and possession of all Laboratory Notebooks and UCLB shall procure throughout the Term:

9.4.1	physical access for Autolus (including the right for Autolus to physically borrow from UCL’s possession and copy), upon reasonable notice, of any Laboratory Notebooks in so far as they concern any of the Programs, Program IP, Materials or UCL Background IP;

9.4.2	that all Laboratory Notebooks shall be kept reasonably safe and secure and protected from loss, damage or destruction in accordance with standard UCL process; and,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

9.4.3	that all Laboratory Notebooks shall not be destroyed without first offering the same to be transferred to Autolus.

9.5	UCLB shall co-operate and collaborate with Autolus to provide, and procure, guidance, information and know-how from time to time from MP and MP Laboratory about Program IP and the Technology.

9.6	UCLB shall not and shall procure that UCL (including MP and the MP Laboratory) shall not transfer, lend, supply or otherwise provide (i) any Laboratory Notebooks to any Third Party and/or (ii) any Program Materials to any Third Party except (a) in the exercise of UCL’s Academic Rights subject to and in accordance with the provisions of Clause 4; and/or (b) with respect to those specific parts of the Laboratory Notebooks or specific Program Materials under (1) the RQR8 Program IP in the exercise of UCLB’s rights to the extent permitted outside of the RQR8 Field; and/or (2) the TetCAR Program IP in the exercise of UCLB’s rights to the extent permitted outside of the TetCAR Field.

9.7	Without prejudice to Clause 4.4, UCLB shall procure the transfer to Autolus of a copy of the Test and Regulatory Data resulting from the CRUK Study, once such Test and Regulatory Data has been released by the sponsor and UCLB has authority from any applicable Regulatory Authority to disclose the same to Autolus. Upon the disclosure of such Test and Regulatory Data to Autolus, the GD2 Licence shall automatically be extended to include a licence to the GD2 Clinical Study Results and the GD2 Program IP shall be deemed to include GD2 Clinical Study Results.

9.8	UCLB shall procure the transfer to Autolus of a copy of the Test and Regulatory Data resulting from the CARPALL Study and ALLCAR19 Study which shall include the CARPALL and ALLCAR19 Patient Clinical Data once such CARPALL and ALLCAR19 Patient Clinical Data has been released by the sponsor and UCLB has authority to disclose the same to Autolus. The frequency and timing of such transfers of the CARPALL and ALLCAR19 Patient Clinical Data is detailed in Schedule 11. Upon the disclosure of such CARPALL and ALLCAR19 Patient Clinical Data to Autolus, the CAT19 Licence shall automatically be extended to include a licence to the CARPALL and ALLCAR19 Patient Clinical Data released and the CAT19 Program IP shall be deemed to include such CARPALL and ALLCAR19 Patient Clinical Data.

9.9	UCLB shall procure that UCL (including MP and those engaged in the MP Laboratory) shall:

9.9.1	keep the Program IP confidential (subject to any disclosure in accordance with patent prosecution of the Licensed Patents);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

9.9.2	not disclose the Program IP to any Third Party, other than as expressly permitted in the course of Academic Research pursuant to Clause 4; and,

9.9.3	not enable or assist any Third Party to Exploit any of the Program IP other than (i) as expressly permitted in the course of Academic Research pursuant to Clause 4, or (ii) in connection with (1) the RQR8 Program IP to the extent permitted outside of the RQR8 Field; (2) the Epitope Tag Program IP to the extent permitted outside of the Epitope Tag Field; (3) the Retrostim Program IP to the extent permitted outside of the Retrostim Field; and/or (4) the TetCAR Program IP to the extent permitted outside of the TetCAR Field.

10.	OPTION TO ACQUIRE PROGRAM IP

10.1	At Autolus’s sole option, Autolus may serve notice on UCLB to exercise its right to acquire ownership of all of the Licensed Patents (excluding the RQR8 Patent Rights,and the TetCAR Patent Rights) at any time if any of the following occur or have occurred:

10.1.1	UCLB or its Permitted Transferee (as such term is defined in the Articles of Association of Autolus) transfers all of its respective shares in Autolus (excluding any transfer, whether by UCLB or its Permitted Transferee, of those shares that are, as at the date of this Agreement, held by UCLB on trust for a CRT Related Entity (as such term is defined in the SSA)) where (i) UCLB or its Permitted Transferee transfers its shares in Autolus other than (a) subject to an obligation to do so pursuant to the exercise of the Drag Along provisions set out in the Articles of Association of Autolus or (b) where the transfer is a Permitted Transfer as defined in the Articles of Association of Autolus; or (ii) UCLB or its Permitted Transferee transfers its shares in Autolus pursuant to the exercise of the Drag Along provisions set out in the Articles of Association of Autolus provided that the total gross considerations received for the transfer of all shares in Autolus is no less than GBP £[***] ([***] pounds sterling) (either (i) or (ii) being a “Share Sale”);

10.1.2	Autolus has achieved a listing on a public stock exchange;

10.1.3	the business of Autolus is sold to a Third Party pursuant to which the gross consideration is no less than GBP £[***] ([***] pounds sterling) (a “Business Sale”);

10.1.4	the aggregate gross sales revenue of all Royalty Products is equal to or exceeds GBP £[***] ([***] pounds sterling).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

10.2	Upon service of Autolus’s written notice in accordance with Clause 10.1, UCLB shall, subject to the remainder of this Clause 10, cause (and do and procure all things necessary to affect) the assignment of the Licensed Patents to Autolus (or the acquirer of Autolus’s business under a Business Sale), including the execution of an assignment document in accordance with this clause (the “Assignment”). UCLB shall as of the date of assignment of the Licensed Patents warrant to Autolus (and not an acquirer of Autolus) that the Licensed Patents are assigned free of encumbrances and with full title guarantee and UCLB’s liability with respect to such warranty shall be subject to the provisions of Clause 22.2.

10.3	Notwithstanding the foregoing, Autolus shall not be entitled to exercise its rights under this Clause 10 in respect of a Share Sale or Business Sale until [***] after the Effective Date.

10.4	Where Autolus exercises its right under this Clause 10:

10.4.1	in the case of a Share Sale UCLB shall use best endeavours to promptly negotiate and in good faith a deed of adherence between UCLB and the acquirer which shall require the acquirer of the shares to abide by the financial terms and diligence obligations of this Agreement and UCLB shall not be obliged to execute the Assignment until such deed is agreed and executed between the acquirer and UCLB;

10.4.2	in the case of a Business Sale, UCLB shall use best endeavours to promptly negotiate and in good faith a deed of adherence between UCLB and the acquirer which shall require the acquirer of the business to abide by the financial terms and diligence obligations of this Agreement and UCLB shall not be obliged to execute the Assignment until such deed is agreed and executed between the acquirer and UCLB.

10.5	The assignment of Licensed Patents pursuant to this Clause 10 shall not extinguish Autolus’s (or its successors) obligation to pay Royalties for sales of Royalty Product or other financial commitments under Clauses 13, 14 and 15.

11.	DILIGENCE OBLIGATIONS

11.1	Diligence Obligations for Original Royalty Products

11.1.1	With respect to diligence obligations on Autolus concerning the GD2 Product, the Parties agree as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(i)	The “GD2 Diligence Obligation” shall mean (i) either (a) Autolus has initiated a follow-up clinical study with the same CAR construct as used in the CRUK Study; or if necessary (b) Autolus has initiated formal pre-clinical development of a new GD2 Product not used in the CRUK Study; and (ii) as soon as is reasonably practicable following marketing approval of the GD2 Product in each of the relevant territories, Autolus (or its Sub-licensee) has commenced sale of the GD2 Product in either (a) the [***] (if reimbursement has been granted in the [***]) and one other Core Country or one of [***] or (b) at least any two of [***] or any of the Core Countries (other than the [***]), in the event reimbursement is not granted in the [***];

(ii)	If Autolus fails to achieve limb (i)(a) of the GD2 Diligence Obligation within [***] of completion (being delivery of the final written report to Autolus concerning the study) of the Cancer Research UK sponsored GD2-CAR clinical trial (CRUKD/15/001) (“CRUK Study”), UCLB may serve written notice on Autolus to terminate the GD2 Licence which termination shall be effective within [***] of Autolus’s receipt of the same unless Autolus has previously served or within the [***] period serves notice on UCLB that it has or will initiate pre-clinical development as an alternative under limb (i)(b) of the GD2 Diligence Obligation (a “Limb (i)(b) Notice”);

(iii)	If Autolus, having served a Limb (i)(b) Notice, fails to achieve limb (i)(b) of the GD2 Diligence Obligation within [***] of completion of the CRUK Study, UCLB may serve written notice on Autolus to terminate the GD2 Licence in which case the provisions of Clauses 11.1.4 and 11.1.5 shall govern the right to terminate the GD2 Licence;

(iv)	Autolus shall be obliged to use its commercially reasonable efforts to fulfil limb (ii) of the GD2 Diligence Obligation following marketing approval of the GD2 Product and the provisions of Clauses 11.1.4 and 11.1.5 shall govern any allegation of breach of such obligation or termination of the GD2 Licence under this Clause 11.

11.1.2	Subject to Clause 11.1.3, and without prejudice to Clause 11.1.1, Autolus shall use its commercially reasonable efforts to develop Original Royalty Products under any of the Program Licences in respect of the Original Program IP (other than a GD2 Product) provided that it is acknowledged that Autolus shall not be obliged to develop an Original Royalty Product under each and every Program Licence in respect of the Original Program IP at all times during the relevant period. It is recognised that in complying with the above, Autolus shall have the right to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

determine in its sole discretion the prioritisation, on a purely commercial basis, of the various Royalty Products for development, and that Autolus’s compliance with the foregoing shall be assessed on the basis of the whole of its Royalty Product (Original Royalty Product, Additional Royalty Product and CAT19 Product) and other product development portfolio.

11.1.3	Once all of the Tranche 3 Subscription Shares (as such term is defined in the SSA) have been issued by Autolus, the diligence obligations set out under Clause 11.1.2 above shall cease to apply other than for Autolus seeking to develop one BCMA Product, a [***] Product (if the licence has been exercised) and a TRBC1/2 Product.

11.1.4	Non-compliance with Clause 11.1.1 and/or 11.1.2 shall not result in a right to terminate this Agreement or any financial or equitable remedy (including any remedy in damages), but UCLB’s sole remedy for non-compliance shall be limited to the right to terminate those specific Original Program Licences granted under this Agreement for which Autolus is in breach in accordance with Clause 11.1.5. It is acknowledged that notwithstanding any delay in development of one or more Original Royalty Products, a breach of Clause 11.1.1 and/or 11.1.2 may be remedied by Autolus subsequently undertaking activities to develop the applicable Original Royalty Product following UCLB’s written notice referred to below and, as such, a delay in development timeline shall not be an un-remediable breach. Prior to exercising any right of termination UCLB shall first be obliged to provide Autolus with a written notice setting out the basis for its allegation of breach by Autolus under Clause 11.1.1 and/or 11.1.2, which notice shall set out the deficiencies by Autolus and set out a series of reasonable activities UCLB consider sufficient to remedy the breach. For the avoidance of doubt, UCLB’s list of suggested activities shall not be a definitive list of what is required to remedy any breach. Upon Autolus’s receipt of such notice, the Parties shall, promptly, in good faith and acting reasonably, (i) discuss ways for Autolus to remedy or undertake activities in compliance with the obligations under Clause 11.1.1 and/or 11.1.2 and (ii) agree a reasonable period of time within which Autolus will be required to undertake such activities. If the Parties fail to agree the period which Autolus has to undertake the activities, Autolus shall have [***] from the date Autolus or UCLB serves written notice stating in its view that an agreement under (ii) cannot be reached to comply with its obligations under Clause 11.1.1 and/or 11.1.2 for the Original Royalty Product(s) in respect of which the breach has occurred.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

11.1.5	Provided that Clause 11.1.4 has been complied with and the process set out therein followed, and provided that following the [***] period (or such other period agreed between the Parties) Autolus is still in breach of the same obligations under Clause 11.1.1 and/or 11.1.2 in respect of the development of one or more Original Royalty Products that were the subject of the original breach notice under Clause 11.1.4, UCLB shall be entitled upon immediate written notice to terminate the Program Licence(s) granted as follows:

(i)	UCLB shall be entitled to terminate the GD2 Licence where, in breach of its obligations hereunder, Autolus has not met and failed to remedy the GD2 Diligence Obligation; and

(ii)	UCLB shall be entitled to terminate, on an Original Program Licence by Original Program Licence basis, the Original Program Licence applicable to the Original Royalty Product where, in breach of its obligations hereunder in respect of such Original Royalty Product, Autolus has not met and has failed to remedy its diligence obligation under Clause 11.1.1 and/or 11.1.2 to develop such Royalty Products.

11.2	Diligence Obligations for Additional Royalty Products

11.2.1	Autolus shall use its commercially reasonable efforts to develop at least one Additional Royalty Product under each of the Additional Program Licences (with the exception of the iCAR Program Licence in respect of which no diligence obligations shall apply under this Agreement), it being acknowledged that (i) an individual Additional Royalty Product may utilise technology under more than one of the Additional Program Licences and hence fulfil the foregoing diligence obligation for more than one Additional Program Licence and (ii) should all the Patent Rights licensed hereunder that are applicable to an Additional Royalty Product either be Surrendered or cease to have any Valid Claim Autolus shall be deemed to have complied with its foregoing obligation. The foregoing obligation is subject to the following:

(i)	UCLB shall be entitled to assess Autolus’s compliance with the foregoing obligation [***], by assessing the development work undertaken by or on behalf of Autolus under each of the Additional Program Licences over [***] (each period being an “Assessment Period”). For this purpose, [***] before the end of any Assessment Period in respect of each Additional Program Licence, Autolus shall provide UCLB with a written report that is detailed enough for UCLB to assess if Autolus’ activities are in accordance with this Clause 11.2;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(ii)	Autolus’s diligence obligation under this Clause 11.2.1 shall, subject to the remaining provisions of this Clause 11.2.1, expire upon the [***] anniversary of the Amendment Date;

(iii)	Autolus will have met its diligence obligations under this Clause 11.2.1 for any Additional Program Licence where, in an applicable Assessment Period:

(A)	Autolus has spent an amount equivalent to GBP £[***] on development activities under the Additional Program Licence in question. Where development of a Royalty Product utilises technologies licensed under more than one Additional Program Licence, in order to assess if an amount equivalent to GBP £[***] has been spent on development activities under the Additional Program Licence in question, the total amount of investment made by Autolus in the applicable Assessment Period shall be apportioned equally (on a numerical basis and not a value basis) across the applicable Additional Program Licences, or where Autolus reasonably believes that it is more appropriate for the apportionment to be across the applicable Additional Program Licences in which investment has been made on a value basis (rather than on an equal numerical basis) then at the time of reporting pursuant to Clause (i), Autolus shall disclose to UCLB the details of the basis according to which Autolus has determined the apportionment of investment to be allocated for each of the Additional Program Licences by reference to value. UCLB shall in good faith consider Autolus’ proposal. If UCLB agrees with Autolus, or does not object to Autolus’ proposal in writing within [***] of Autolus’ notification, the apportionment of the investment for the Royalty Product across the Additional Program Licences shall be carried out in accordance with the proposal put forward by Autolus. If UCLB does not agree with Autolus’ proposal and notifies Autolus in writing within [***] of Autolus’ notification setting out the reasons for its disagreement, the investment made by Autolus with respect to the Royalty Product in the applicable Assessment Period shall be apportioned equally across the applicable Additional Program Licences; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(B)	Autolus has conducted research and development activities over the applicable Assessment Period which in UCLB’s reasonable opinion are sufficient to demonstrate that Autolus has used commercially reasonable efforts to develop one or more Additional Royalty Products under the Additional Program Licence in question;

11.2.2	If Autolus (or its Sub-licensee) has filed any IND, CTA or comparable application for undertaking any clinical trial in respect of an Additional Royalty Product, then notwithstanding the provisions of Clause 11.2.1(iii), Autolus shall be deemed to have fulfilled its diligence obligations under this Clause 11.2 with respect to such Additional Royalty Product and the Additional Program Licence(s) applicable to such Additional Royalty Product;

11.2.3	If Autolus does not meet (or is not deemed to have met) its diligence obligations for any Additional Program Licence in any Assessment Period, (i) UCLB shall be entitled to terminate the specific Additional Program Licence in question by serving written notice of termination on Autolus within [***] of expiry of the applicable Assessment Period in which case the termination of the Additional Program Licence shall have immediate effect, but failing which the Additional Program Licence may not be terminated for non-compliance during such Assessment Period; and (ii) UCLB shall not have a right to terminate this Agreement as a whole or any financial or equitable remedy (including any remedy in damages), but UCLB’s sole remedy for non-compliance shall be limited to the right to terminate the Additional Program Licence in question.

11.3	Diligence Obligations for the CAT19 Product

With respect to diligence obligations on Autolus concerning the CAT19 Product, the Parties agree as follows:

11.3.1	The “CAT19 Diligence Obligation” shall mean (i) either (a) Autolus has initiated a follow-up clinical study with a CAT19 1st Gen Product, or (b) Autolus has initiated formal pre-clinical development of a CAT19 Binder Product; and (ii) as soon as is reasonably practicable following marketing approval of the CAT19 Product in each of the relevant territories, Autolus (or its Sub-licensee) has commenced sale of the CAT19 Product in either (a) the [***] (if reimbursement has been granted in the [***]) and one other Core Country or one of [***] or (b) at least any two of [***]or any of the Core Countries (other than the [***]), in the event reimbursement is not granted in the [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

11.3.2	If Autolus fails to achieve the CAT19 Diligence Obligation under limb (i) within [***] of completion of the ALLCAR19 Study (being delivery of the final written report to Autolus concerning the relevant study) or fails to use its commercially reasonable efforts to fulfil limb (ii) of the CAT19 Diligence Obligation following Marketing Approval of the CAT19 Product, then UCLB may serve written notice on Autolus to terminate the CAT19 Licence, in which case the provisions of Clauses 11.1.4 and 11.1.5 shall govern the right to terminate the CAT19 Licence (in which case, references in Clauses 11.1.4 and 11.1.5 to Original Program Licences and Original Royalty Product shall be read as the CAT19 Licence and CAT19 Product and references within Clauses 11.1.4 and 11.1.5 to Clause 11.1.1 and Clause 11.1.2 shall be read as references to Clause 11.3.1).

11.3.3	The Parties recognise the importance of making pharmaceutical products available in Developing Countries, to the extent practicable. However, the Parties acknowledge the early stage nature of the CAT19 Program IP and acknowledge that a substantial investment would be required to bring CAT19 Products to market in Developing Countries, especially given the clinical infrastructure required to support the administration of a CAR T-cell therapy, the unfamiliarity of such therapies to local regulatory authorities and the uncertainty associated with pricing and reimbursement strategies in Developing Countries.

11.4	Diligence Provisions relating to all Programs

11.4.1	It is acknowledged that Exploitation by or on behalf of Autolus, Autolus’s Affiliates and/or Sub-licensees of any Royalty Product shall, for the purposes of this Clause 11, be considered activities of Autolus for assessing its use of commercially reasonable efforts and compliance with Clause 11. Without prejudice to the provisions of Clause 11.2.1(i), with effect from UCLB ceasing to have a director or observer status on the board of Autolus, thereafter by [***] of each year, Autolus shall provide UCLB with a written report that will include a summary of its development timelines and major development steps in relation to the Royalty Products that were taken in the previous twelve (12) months and will include development timelines, budget and major development steps that Autolus anticipates shall be undertaken with respect to the Royalty Products for the following twelve (12) months. In addition to the foregoing (but without prejudice to the provisions of Clause 11.2.1(i)), UCLB shall be entitled, if reasonable, to request details of FTE resource allocation and CRO costs incurred by Autolus. The foregoing obligation shall cease to apply with effect from the [***] anniversary of the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

11.4.2	Upon termination of any Program Licence pursuant to this Clause 11, UCLB shall have the option to negotiate with Autolus to agree terms for the assignment of or grant of an exclusive licence to those Autolus Improvements Controlled by Autolus free of restrictions and encumbrances and which specifically relate to the Program Licence that has been terminated. The foregoing right of UCLB to negotiate an assignment or licence with Autolus for the Autolus Improvements shall expire [***] following notice of termination served under Clause 11.1.5, Clause 11.2.3 or Clause 11.3.2. This Clause 11.4.2 shall survive the termination of this Agreement for [***] from the date of termination during which UCLB shall have a right to exercise its right under Clause 11.4.2.

11.4.3	Autolus shall, by written notice, promptly notify UCLB in the event that its Board takes any decision to permanently terminate development of any Royalty Products under a particular Program Licence, whereupon Autolus shall have no further obligation to develop or Exploit any Royalty Product applicable to that Program Licence and the relevant Program Licence shall terminate as of the date of Autolus’s written notice and the relevant provisions of Clause 25 shall apply.

12.	UCLB MANAGEMENT FEE AND SHARES

12.1	Autolus shall, during the Term of this Agreement, make a maximum of [***] payments to UCLB each of GBP £[***], with each annual payment being made within [***] of receipt of a VAT invoice addressed to Autolus, the first of which shall be issued no earlier than the first anniversary of the Effective Date, and thereafter for the remaining three (3) annual payments they shall be issued on each subsequent anniversary of the Effective Date.

12.2	In consideration of UCLB entering into the Agreement with effective date 25 September 2014, Autolus has issued and allocated to UCLB 4,769,994 B Ordinary Shares (as such terms is defined in the SSA) in Autolus.

12.3	In consideration of UCLB granting the Additional Program Licences to Autolus pursuant to the deed of variation of the Agreement with effective date 2 March 2016, Autolus has issued and allocated to UCLB 1,000,000 additional B Ordinary Shares (as such term is defined in the SSA) each credited as fully paid up to £1.00 per B Ordinary Share. In addition, Autolus has paid UCLB the sum of £150,000 (one hundred and fifty thousand pounds sterling) within 14 days of the Amendment Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

12.4	In consideration of UCLB entering into this Amended and Restated Licence Agreement effective as of the Second Amendment Date, Autolus shall pay UCLB within [***] of the Second Amendment Date:

12.4.1	the sum of £1,000,000 (one million pounds sterling); and

12.4.2	the sum of £500,000 (five hundred thousand pounds sterling) in recognition of the Second Amendment Date being a date no later than [***].

12.5	In consideration of the transfer of a copy of all the CARPALL and ALLCAR19 Patient Clinical Data generated before the Second Amendment Date, Autolus shall pay UCLB the sum of £500,000 (five hundred thousand pounds sterling) within [***] of the receipt of the data.

13.	MILESTONE PAYMENTS

13.1	One-Off Success Milestone Payments

13.1.1	During the Term of this Agreement, upon the occurrence of any milestone applicable to the relevant Royalty Product set out in the table below (each a “Success Milestone”) Autolus shall, in accordance with Clause 16, pay a sum equal to the amount set against that Success Milestone in the table below (each amount being a “Success Milestone Payment”).

Royalty Product	Success Milestone	Success Milestone Payment ([***])
1.GD2 Product	[***]	[***]
2.BCMA Product	[***]	[***]
3.TRBC1/2 Product	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Royalty Product	Success Milestone	Success Milestone Payment ([***])
4. TRBC1/2 Product	[***]	[***]
5. [***] Product	[***]	[***]
6. NSG Product	[***]	[***]
7. Logic Gate Product	[***]	[***]
8. Logic Gate Product	[***]	[***]
9. ZipCAR Product	[***]	[***]
10. ZipCAR Product	[***]	[***]
11. ccCAR Product	[***]	[***]
12. Epitope Tag Product	[***]	[***]
13. iCAR Product	[***]	[***]
14. RapaiCASP9 Product	[***]	[***]
15. Retrostim Product	[***]	[***]
16. TetCAR Product	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Royalty Product	Success Milestone	Success Milestone Payment ([***])
17. ZAP-CAR Product	[***]	[***]
18. CAT19 Product	[***]	[***]
19. CAT19 Product	[***]	[***]
20. CAT19 Product	[***]	[***]
21. CAT19 Product	[***]	[***]

13.1.2	The payment of Success Milestone Payments under Clause 13.1.1 above is subject to the following:

(i)	each Success Milestone Payment set out above shall be payable once only, irrespective of the number of Royalty Products achieving the applicable Success Milestone;

(ii)	the aggregate maximum payment under Clause 13.1.1 and 13.1.2 shall never exceed GBP £[***] ([***] pounds sterling);

(iii)	if a particular Royalty Product triggers two or more Success Milestones (on the basis that by definition it may fall within more than one definition of a Royalty Product), then:

(A)	if the occurrence of the Success Milestones are simultaneous with each other, then only the highest value applicable Success Milestone Payment triggered at that time shall be payable in respect of that Royalty Product, and the other Success Milestone Payments triggered at the same time shall not be payable; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(B)	if the occurrence of the Success Milestones are sequential, then with the exception of the Success Milestones referred to in Clause (C) the Success Milestone Payment attributable to the first Success Milestone applicable to that Royalty Product shall be paid in full, and the Success Milestone Payment attributable to the next sequential Success Milestone shall be payable at [***] of the Success Milestone value set out in the table above, and no further Success Milestones shall be payable in respect of that Royalty Product;

(C)	with respect to the TRBC1/2 Product, there shall be no reduction in the Success Milestone Payment identified as number (4)(ii), in the above table by virtue of such Success Milestone being a sequential Success Milestone in respect of the same Royalty Product (TRBC1/2 Product), unless such Success Milestone is a [***], where upon it shall be payable at [***] of the Success Milestone value set out at (4(ii)) in the table above, and no further Success Milestones shall be payable in respect of that TRBC1/2 Product;

(D)	in calculating Net Sales for the applicable Royalty Product (i) the currency exchange mechanism set out in this Agreement to calculate the relevant Net Sales shall be applied and (ii) sales of any Complementary Diagnostic Product shall be excluded from Net Sales for the purposes of calculating whether a Success Milestone has been triggered;

(E)	in the case of Success Milestones 7 and 8 above concerning Logic Gate Products, the reference to a “first Logic Gate Product” and a “second Logic Gate Product” shall mean that the first and second Logic Gate Products shall each [***]; and,

(F)	in the case of Success Milestones 9 and 10 above concerning ZipCAR Products, the reference to a “first ZipCAR Product” and a “second ZipCAR Product” shall mean that the first and second ZipCAR Products shall each [***].

13.2	Additional Milestone Payments

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

13.2.1	During the Term, if Success Milestones 7 and 8 have both been achieved (irrespective of whether UCLB has received payments with respect to either or both of Success Milestones 7 and 8), should any subsequent Logic Gate Product achieve [***] (being any Logic Gate Product that [***]), Autolus shall, in accordance with Clause 16, pay to UCLB a one-off milestone payment of GBP £[***] upon [***] of such subsequent Logic Gate Product (“Additional LG Milestone Payment”) provided that at the time of [***]. A “Milestone Logic Gate Product” is any Logic Gate Product in respect of which a Success Milestone Payment or Additional LG Milestone Payment has been paid or is payable. For the avoidance of doubt, subject to the requirement of [***], there shall be no limit on the number of Additional LG Milestone Payments that may be payable under this Clause 13.2.1. Upon there ceasing to be [***], this Clause 13.2.1 shall cease to apply.
13.2.2	During the Term, if Success Milestones 9 and 10 have both been achieved (irrespective of whether UCLB has received payments with respect to either or both of Success Milestones 9 and 10), should any subsequent ZipCAR Product achieve [***] (being a ZipCAR Product that [***]), Autolus shall, in accordance with Clause 16, pay to UCLB a one-off milestone payment of GBP £[***] upon [***] of such subsequent ZipCAR Product (“Additional ZC Milestone Payment”) provided that at the time of [***]. A “Milestone ZipCAR Product” is any ZipCAR Product in respect of which a Success Milestone Payment or Additional ZC Milestone Payment has been paid or is payable. For the avoidance of doubt, subject to the requirement of [***], there shall be no limit on the number of Additional ZC Milestone Payments that may be payable under this Clause 13.2.2. Upon there ceasing to be [***], this Clause 13.2.2 shall cease to apply.

13.3	By way of example only to assist interpretation of Clauses 13.1 to 13.2.2 (inclusive) assuming:

13.3.1	a Royalty Product is a [***] Product, a [***] Product and a [***] Product, the first set of Success Milestones to be achieved for this Royalty Product would, on a simultaneous basis, be the Success Milestones for the [***] (number [***] in above table) and [***] Product (number [***] in the above table). Upon achievement of the foregoing simultaneous Success Milestones, the payment provisions of Clause [***]would apply and so UCLB would be entitled to receive a payment of £[***] (the higher of the simultaneous Success Milestones). The second set of Success Milestones to be achieved for this Royalty Product would be the Success Milestone for the [***] Product (number [***] in the above table).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

As the Success Milestone for the [***] Product ([***]) in respect of the Royalty Product would be achieved after achievement of the Success Milestones [***], the Success Milestone for the [***] would be a sequential Success Milestone that would be subject to the provisions of Clause [***]. Accordingly, if the Success Milestone for the [***] is achieved in relation to the aforementioned Royalty Product, UCLB would be entitled to receive a payment of £[***] ([***] of the Success Milestone ([***]));

13.3.2	a Royalty Product is a [***] Product, a [***] Product and a [***] Product, the only Success Milestone for which a payment is due to UCLB would be the Success Milestone for the [***] Product (number [***] in the above table). Accordingly, if the Success Milestone for the [***] Product is achieved in relation to the aforementioned Royalty Product, UCLB would be entitled to receive a payment of £[***].

13.4	Sales Milestones

13.4.1	During the Term Autolus shall pay to UCLB each of the following one-off sales-related milestone payments (each a “Sales Milestone Payment”) payable in the Year that aggregate annual global Net Sales of all Royalty Products first exceed the following thresholds (each a “Sales Milestone”) calculated from the Effective Date:

Aggregate annual global Net Sales of all Royalty Products	Sales Milestone Payment ([***])
GBP £[***]	[***]
GBP £[***]	[***]

13.4.2	In calculating aggregate annual global Net Sales, (i) the currency exchange mechanism set out in this Agreement to calculate the relevant Net Sales shall be applied; and (ii) sales of any Complementary Diagnostic Product shall not be included in Net Sales for the purposes of calculating whether a Sales Milestone has been triggered. Each of the Sales Milestone Payments in this Clause 13.4.2 shall be paid once only irrespective of the number of Royalty Products and shall be paid in accordance with Clause 16.

14.	ROYALTIES

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

14.1	On a Program Licence by Program Licence basis, in partial consideration of the grant of that particular Program Licence, during the Royalty Term Autolus shall pay to UCLB a royalty on Net Sales of the applicable Royalty Product supplied by Autolus or its Sub-Licensees within the applicable field under that Program Licence within the Territory, such royalty calculated as the percentage value of the Net Sales at the following rates subject to the terms and conditions of this Agreement, and in particular the remaining provisions of this Clause 14 (individually per Royalty Product a “Royalty” and collectively the “Royalties”):

Royalty Product and Field	Royalty Rate
Net Sales of BCMA Products within the BCMA Field	[***]
Net Sales of [***] Product within the Field (with effect from grant of the [***] Licence)	[***]
Net Sales of GD2 Products within the Field	[***]
Net Sales of Logic Gate Products within the Field	[***]
Net Sales of NSG Products within the Field	[***]
Net Sales of RQR8 Product within the Field	[***]
Net Sales of TRBC1/2 Products within the Field	[***]
Net Sales of ZipCAR Products within the Field	[***]
Net Sales of ccCAR Products within the Field	[***]
Net Sales of Epitope Tag Products within the Field	[***]
Net Sales of iCAR Products within the Field	[***]
Net Sales of RapaiCASP9 Products within the Field	[***]
Net Sales of Retrostim Products within the Field	[***]
Net Sales of TetCAR Products within the Field	[***]
Net Sales of ZAP-CAR Products within the Field	[***]
Net Sales of CAT19 1st Gen Product within the Field	[***]
Net Sales of CAT19 Binder Product within the Field	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

14.2	Subject to Clause 14.4, only one Royalty Rate shall be payable per Royalty Product and the Royalty payable on a Royalty Product shall be calculated only once and payable only once.

14.3	The Royalty Rate in respect of a Royalty Product set out above shall be adjusted, as applicable, in accordance with the provisions of Clause 14.4 to 14.10, and the order of reduction or adjustment in the Royalty Rate or Royalty due shall be applied sequentially in the order of those remaining clauses.

14.4	Multiple Royalty Product Adjustments

No Royalty Product shall trigger more than one Royalty payment, such that if a product or therapy falls within two or more categories of Royalty Product (such as a GD2 Product being Covered by RQR8 Program IP) then the maximum Royalty payable for that particular product or therapy shall be calculated as a percentage of the Net Sales for such Royalty Product at a rate being the sum of [***] payable pursuant to Clause 14.1 for such Royalty Product, plus [***] of the next [***] of the [***] payable pursuant to Clause 14.1 for such Royalty Product.

14.5	Adjustment to Royalty Rate for Sub-Licensees

Excluding the Royalty Rate for the GD2 Product, where Autolus has granted rights under the Technology to any Sub-Licensee in respect of any Royalty Product and at the effective date of such sub-licence, the Royalty Product has only been the subject of preclinical development (being any development activities prior to commencement of a phase I trial) conducted by or on behalf of Autolus, then the Royalty due to UCLB on Net Sales of that Royalty Product made by the Sub-Licensee, irrespective of the Royalty Rate(s) applicable to such Net Sales set out above, shall not exceed [***] of the sums received by Autolus from such Sub-Licensee in respect of such Net Sales.

14.6	Royalty Rate Reductions

In respect of each Royalty Product and on a country by country basis, the Royalty Rate applicable to the Net Sales for such Royalty Product shall be reduced by the percentages set out in the table below where the applicable circumstance exists or does not exist, as the context requires. Furthermore, where a product or therapy falls within two or more definitions of a Royalty Product, then the following circumstances shall be assessed on an individual Royalty Product by Royalty Product basis (and hence separate Program IP by Program IP basis) such that the Royalty Rate in respect of the product or therapy falling within one Royalty Product definition may be adjusted differently to the Royalty Rate that would be applicable for such same product or therapy also falling within a second definition for another Royalty Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Circumstance in the country of sale in respect of the applicable Royalty Product	Percentage reduction to the Royalty Rate
(A) the sale of the Royalty Product in the country of sale would were it not for the specific Licence granted hereunder in respect of Licensed Patents under one category of Program IP specific to that Royalty Product at the time of sale infringe a Valid Claim of such Licensed Patents included in that Program IP;	[***]% (with respect to the Royalty Rate applicable only to the use of any Licensed Patents excluding the Epitope Tag Patents and Retrostim Patent Rights)

(B) where the Royalty Product is either an Epitope Tag Product and/or a Retrostim Product (i) such Royalty Product would were it not for the specific Licence granted hereunder in respect of the Epitope Tag Patent Rights and/or Retrostim Patent Rights, as applicable to that Royalty Product, at the time of sale infringe a Valid Claim of the Epitope Tag Patent Rights and/or Retrostim Patent Rights in that country of sale; (ii) the manufacture of such Royalty Product or the manufacture of any component used in its manufacture would, were it not for the specific Licence granted hereunder in respect of the Epitope Tag Patent Rights have infringed a Valid Claim of the Epitope Patent Tag Rights at the time of sale in the country of sale for such Royalty Product (as if such Royalty Product or any component used in the manufacture of such Royalty Product had been manufactured in the country of sale) and/or (iii) the manufacture of such Royalty Product or the manufacture of any component used in its manufacture would, were it not for the specific Licence granted hereunder in respect of the Retrostim Patent Rights have infringed a Valid Claim of the Retrostim Patent Rights at the time of its sale in the country of sale for such Royalty Product (as if such Royalty Product or any component used in the manufacture of such Royalty Product had been manufactured in the country of sale).	[***]% (with respect to the Royalty Rate applicable only to the use of Epitope Tag Patents or Retrostim Patent Rights only)

(C) Circumstance (A) above does not exist, but the Original Royalty Product or the CAT19 1st Gen Product benefits from Regulatory Exclusivity in that country of sale.	[***]%

(D) Neither of the circumstances (A) or (C) exists, but the sale of the Original Royalty Product or CAT19 1st Gen Product is made in the country during the Know-How Period applicable to that Original Royalty Product or the CAT19 1st Gen Product.	[***]%

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Circumstance in the country of sale in respect of the applicable Royalty Product	Percentage reduction to the Royalty Rate

(E) Neither of the circumstances (A) or (C) exists, but the sale of the CAT19 Binder Product is made in the country during the Know-How Period applicable to the CAT19 Binder Product, provided that the CAT19 Binder Product is not Covered by any Program IP in addition to the CAT19 Program IP at the time of sale.	[***]%

(F) (i) in the case of an Original Royalty Product or CAT19 Product, [***] for that applicable Original Royalty Product or CAT19 Product; or (ii) in the case of an Additional Royalty Product (that is not an Epitope Tag Product or a Retrostim Product), [***] for that applicable Additional Royalty Product; or (iii) in the case of an Epitope Tag Product or a Retrostim Product, neither circumstance (A) or (B) apply for such Epitope Tag Product or Retrostim Product (each being a “Royalty Expiry”).	[***]%

14.7	By way of example only to assist interpretation of the foregoing, assuming a Royalty Product is (i) both [***] Product and a [***] Product, but that in the country of sale there are no Valid Claims remaining under the [***] Patent Rights and one Valid Claim remains under the [***] Patent Rights which would, were it not for the Licence to the [***] Program IP, be infringed by the sale of such Royalty Product, and there remains Regulatory Exclusivity then the applicable royalty would be [***] being [***] of the [***] Royalty Rate and [***] of the [***] Royalty Rate; or (ii) both a [***] Product and an [***] Product, but that in the country of sale there are no Valid Claims remaining under the [***] Patent Rights or [***] Patent Rights, but one Valid Claim remains under the [***] Patent Rights in the country of sale of the [***] Product, which Valid Claim would, were it not for the Licence to the [***] IP, be infringed at the time of the sale of such [***] Product, by the manufacture of such [***] Product or by the manufacture of materials subsequently used in the manufacture of the such [***] Product (as if such manufacture was taking place in the country of sale), and the Royalty Product is sold during the Know-How Period, then the total applicable royalty would be [***], being [***] of the [***] Royalty Rate [***] and [***] of the [***] Royalty Rate [***].

14.8	For the purposes of Clause 14.6:

14.8.1

the “Know-How Period” means (a) with respect to Original Royalty Products the period of time in a particular country commencing with the Effective Date and expiring on the earlier of (i) the [***] of the Effective Date or (ii) [***] from the date of First Commercial Sale in the country in question for the applicable Original Royalty Product, and (b) with respect to a CAT19 1st Gen Product the period of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

time in a particular country commencing with the Second Amendment Date and expiring on the earlier of (i) the [***] of the Second Amendment Date or (ii) [***] from the date of First Commercial Sale in the country in question for the applicable CAT19 1st Gen Product and (c) with respect to a CAT19 Binder Product the period of time in a particular country commencing with the Second Amendment Date and expiring on the earlier of (i) the [***] of the Second Amendment Date or (ii) [***] from the date of First Commercial Sale in the country in question for the applicable CAT19 Binder Product; and,

14.8.2	no Royalty shall be payable on an Additional Royalty Product unless condition (A) or condition (B) exists at the time of sale.

14.9	Royalty Stacking

If Autolus, its Affiliates or any Sub-Licensee in-licenses or acquires (a) any rights for Exploitation of the BioVec cell line referred to in Schedule 13 for the purpose of Exploiting the same GD2 Product that is the subject of the CRUK Study; or (b) any Patent Rights from any Third Party or, subject to Clause 14.10 from UCLB, and such Patent Rights are required (as reasonably assessed, based on such rights blocking Exploitation) to Exploit any Royalty Product(s) in any way (“Third Party Access Rights”); to the extent Autolus, its Affiliates or its Sub-Licensee is required (under (a) and/or (b)) to pay any consideration, royalties, monies, milestones, or other fees under or in connection with the aforementioned use of such cell line and/or Third Party Access Rights applicable to any Royalty Product(s) (“TP Fees”), such TP Fees shall be deductible from Royalties otherwise due on those Royalty Product(s) as follows:

14.9.1	the deduction from Royalties of the TP Fees payable in respect of the [***] shall be limited to [***], and only [***] of the value of those TP Fees [***]may be deducted;

14.9.2	in the case of TP Fees paid for Third Party Access Rights, a maximum deduction of [***] of the total Royalty that would otherwise be payable were it not for this Clause;

14.9.3	for the purpose of this Clause, Third Party Access Rights shall include the in-licensing or acquisition of [***] or equivalent technology in so far as it relates to [***] but shall not include the in-licensing of any other unpatented technology.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

14.10	If Autolus, its Affiliates or any Sub-Licensee in-licenses any Patent Right from UCLB that is (i) in the name of UCLB as of the Effective Date; and/or (ii) is filed by or on behalf of or at the direction of UCLB within [***] after the Effective Date in respect of any invention recorded in an invention disclosure form logged in UCLB’s database and categorised as “Biopharm” and with the status “being assessed” as of [***] prior to the Effective Date, then where such Patent Right is required to Exploit any Royalty Product(s) in any way (as reasonably assessed, based on such rights blocking Exploitation), if Autolus, its Affiliates or any Sub-Licensee is required under the terms of such licence to pay any consideration, royalties, monies, milestones, or other fees under or in connection with such rights, the Royalty in respect of such Royalty Product(s) shall be reduced by [***].

14.11	Diminished Royalty Product

14.11.1	If a Third Party (that is not authorised as a Sub-licensee to Exploit a particular Royalty Product) commences Exploitation of any Competitive Product in a country within the Territory that infringes any of the Intellectual Property licensed hereunder (each an “Competing Entrant”), and UCLB and/or Autolus commence litigation against such Competing Entrant in respect of such Competitive Product, then in so far as any Royalties are due for sales of Royalty Product(s) in the country where litigation is ongoing and in respect of which the Competitive Product is competitive, such Royalties will be paid into escrow by Autolus pending resolution of such litigation. Upon conclusion of such litigation, the Royalties due on those Royalty Products sold during the period in which the litigation was on-going, shall be re-calculated (based on the final outcome of the patent position, status of Regulatory Exclusivity available and Know-How Period as at the conclusion of the litigation) and the funds held in escrow shall be distributed according to such re-calculation.

14.11.2	All interest earned on the sums paid into escrow pursuant to this clause shall accrue to the benefit of the escrow account for distribution in accordance with Clause 14.11.

14.12	Royalty Term

The Royalty Term shall commence on the Effective Date and on a country by country basis and Royalty Product by Royalty Product basis, shall expire automatically upon there being a Royalty Expiry in such country for such Royalty Product. Upon such expiry the rights and licences granted under this Agreement to Autolus in respect of such Royalty Product and country (including any sub-licences granted by Autolus in respect thereof) shall become irrevocable, perpetual, royalty free and fully paid up.

15.	SUB-LICENSEE PAYMENTS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

15.1	If Autolus, upon granting a sub-license of any Technology to a Sub-Licensee for the right to Exploit one or more Royalty Products (each being a “Sublicence”), receives in consideration of that grant any Net Receipts, Autolus shall, subject to Clause 15.2 and Clause 16, make payments to UCLB from time to time calculated by reference to a percentage of Net Receipts received by Autolus under the Sublicence in accordance with the applicable percentage set out below (“Sublicence Payment”):

15.1.1	where the Sublicence includes a sub-licence under any of the BCMA Licence, the [***] Licence, the GD2 Licence, the Logic Gate Licence, the NSG Licence, the RQR8 Licence, the TRBC1/2 Licence and/or the ZipCAR Licence but not under any Additional Program Licences: -

Circumstances at the time of grant of the Sublicence	Percentage of Net Receipts

At the time of grant of the Sublicence, the aggregate investment (by way of cash or debt) in Autolus from its incorporation date by its shareholders or investors for the development of the Technology is less than GBP £[***]

[***]%

At the time of grant of the Sublicence, the aggregate investment (by way of cash or debt) in Autolus from its incorporation date by its shareholders or investors for the development of the Technology is equal to or more than GBP £[***] (unless the circumstances below apply)

[***]%

At the time of grant of the Sublicence, at least [***] have passed since the aggregate investment (by way of cash or debt) in Autolus from its incorporation date by its shareholders or investors for the development of the Technology first equalled or exceeded GBP £[***] (in which case none of the above provisions shall apply)

[***]%

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

15.1.2	where the Sublicence is in respect of any of the ccCAR Licence, the Epitope Tag Licence, the iCAR Licence, the RapaiCASP9 Licence, the Retrostim Licence, the TetCAR Licence, and/or the ZAP-CAR Licence (and does not include a sub-licence under any of the Original Program Licences):

Circumstances at the time of grant of the Sublicence	Percentage of Net Receipts
The Sublicence is granted within [***] following the Amendment Date	[***]%
The Sublicence is granted between [***] and [***] following the Amendment Date	[***]%
The Sublicence is granted anytime after [***] following the Amendment Date	[***]%

15.1.3	where the Sublicence is in respect of the CAT19 Licence (and does not include a sub-licence under any of the Original Program Licences or the Additional Program Licences):

Circumstances at the time of grant of the Sublicence	Percentage of Net Receipts
The Sublicence is granted within [***] following the Second Amendment Date	[***]%
The Sublicence is granted between [***] and [***] following the Second Amendment Date	[***]%
The Sublicence is granted anytime after [***] following the Second Amendment Date	[***]%

15.1.4	where Autolus grants sub-licences under any of the Original Program Licences, the Additional Program Licences and/or under the the CAT19 Licence to the same Sub-Licensee (irrespective of whether such sub-licences form part of the same, separate or a connected Sublicence), then subject first to any reduction of the value of Net Revenues attributable to Intellectual Property that is not exclusively Technology (pursuant to Clause 15.2), for the purposes of calculating the Sublicence Payment due to UCLB in respect of the Original Program Licences, the Additional Program Licences and/or the CAT19 Licence the following shall apply:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(i)	to the extent Clause 15.2.1 applies, an adjustment will be made to the total value (after any adjustment pursuant to the provisions of Clause 15.2.1) after which the remaining value of the Net Receipts shall first be divided in proportion to the value fairly and reasonably attributable to the Original Program Licences, the value fairly and reasonably attributable to the Additional Program Licences and the value fairly and reasonably attributable to the CAT19 Licence;

(ii)	at UCLB’s request, Autolus shall provide details to UCLB of the basis of Autolus’ proposed apportionment of the total value of Net Receipts between the Original Program Licences, the Additional Program Licences and the CAT19 Licence pursuant to (i); and,

(iii)	following an agreed apportionment of the total value of Net Receipts between the Original Program Licences, the Additional Program Licences and the CAT19 Licence pursuant to (i), the Sublicence Payment shall be calculated) using the applicable percentages set out in the tables under Clauses 15.1.1, 15.1.2, and 15.1.3.

15.2	Each Sublicence Payment under Clause 15.1 is subject to the following:

15.2.1	where the Sublicence includes a grant of rights to Intellectual Property which is not exclusively Technology, then for the purposes of calculating the Sublicence Payment, the value of Net Receipts shall first be adjusted to a value attributable to the Technology sub-licensed to the Sub-Licensee which will be calculated in direct proportion to the value fairly and reasonably attributed to Technology licensed hereunder as against all other Intellectual Property licensed to the Third Party under the Sublicence. At UCLB’s request Autolus shall provide details to UCLB of the basis of any proposed apportionment;

15.2.2	either party may refer any dispute relating to any apportionment of values either under any of Clauses 15.1.4 and/or 15.2.1 to the Expert in accordance with Part C of Schedule 8;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

15.2.3	Sublicence Payments in respect of Net Receipts received under a particular Sublicence shall, on a country by country basis, cease to be payable:

(i)	under Clause 15.1.1 where Licensed Patents are sub-licensed to the Sub-Licensee in that country, upon the later of (i) the [***]; or (ii) [***] after the Effective Date;

(ii)	under Clause 15.1.1 where no Licensed Patents are sub-licensed to the Sub-Licensee in that country, [***] after the Effective Date;

(iii)	under Clause 15.1.2 upon [***] under the Additional Program Licences so sub-licensed;

(iv)	under Clause 15.1.3 where Licensed Patents are sub-licensed to the Sub-Licensee in that country, upon the later of (i) [***] in that country; or (ii) [***] after the Second Amendment Date;

(v)	under Clause 15.1.3 where no Licensed Patents are sub-licensed to the Sub-Licensee in that country, [***] after the Second Amendment Date; and

(vi)	under Clause 15.1.4, according to the relevant periods set out above under this Clause 15.2.3 applicable to the Technology licensed under the Original Program Licences, the Additional Program Licences and/or the CAT19 Licence.

15.3	In the event that any of the Milestones are achieved by a Sub-Licensee (as opposed to by Autolus) in respect of a particular Royalty Product then Autolus shall be entitled to offset against the corresponding Milestone Payment payable to UCLB the amount of Sublicence Payments payable to UCLB in respect of a Sublicence to that Royalty Product on or before the date that the Milestone Payment is triggered. In the event that any Milestone Payment is triggered by a second or subsequent Royalty Product (derived from the same Program IP), the right to offset Sublicence Payments against such Milestone Payment shall exclude any previous Sublicence Payments to the extent that they have already been offset in relation to the previous Milestone Payment provided that any excess of a Sublicence Payment not offset shall be capable of offset against future Milestone Payments relating to Royalty Products derived from the same Program IP. Where the amount of the Milestone Payment exceeds the Sublicence Payments that can be offset against it, Autolus shall pay to UCLB the shortfall against that Milestone Payment in accordance with Clause 13.

16.	REPORTING AND PAYMENT PROVISIONS

16.1	Payment Provisions for Milestone Payments and Sublicence Payments

Milestone Payments and Sublicence Payments shall all be made in accordance with the following procedure:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

16.1.1	Autolus shall, within [***], of the occurrence of a Milestone or receipt of Net Receipts triggering a Sublicence Payment, notify UCLB of such occurrence, and in the case of a receipt of Net Receipts Autolus shall include in its notification confirmation of what sum is payable by way of a Sublicence Payment and its notification shall include the information listed in Schedule 10 in so far as relevant to the calculation of a Milestone or Sublicence Payment;

16.1.2	UCLB shall send to Autolus a VAT invoice addressed to Autolus in respect of the applicable payment due under either Clause 13 or Clause 15;

16.1.3	Autolus shall pay such invoice within [***] of the date of receipt of the same by Autolus.

16.2	Payment Provisions for Royalties

16.2.1	With effect from the First Commercial Sale of the first Royalty Product to be sold and throughout the remainder of the Royalty Term, Autolus shall provide UCLB with a written report showing the gross selling price of those Royalty Products (triggering Royalties or Milestones) sold by Autolus and its Sub-Licensees in the preceding Quarter together with the calculations of Net Sales, which report shall include the information listed in Schedule 10 to the extent relevant to the calculation of Net Sales.

16.2.2	Quarterly reports shall be due within [***] of the close of every Quarter. Autolus shall keep accurate records in sufficient detail to enable the Royalties and payable hereunder to be determined.

16.2.3	After receipt of the Quarterly report referred to in Clause 16.2.2, UCLB shall send to Autolus a VAT invoice addressed to Autolus in respect of the applicable payment due under Clause 14 as indicated in the royalty report.

16.2.4	Royalties shall be due and payable within [***] of the date such invoice is received by Autolus in accordance with Clause 16.2.3. Payments of Royalties due in whole or in part may be made in advance of such due date.

16.3	Late Payments

Any payment of any amount under this Agreement not received on the due date specified in accordance with this Clause 16 shall accrue interest thereafter on the sum due and owing from the date payment is due until the date payment is received at an annual interest rate equal to [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

16.4	Currency Conversion

All amounts payable pursuant to this Agreement shall be payable in Pounds Sterling by bank transfer to a bank account designated from time to time in writing by UCLB. In calculating Net Sales, Sublicence Payments and Royalties under this Agreement, where receipts are received in a currency other than Pounds Sterling, such sums shall be calculated as Pounds Sterling by converting such sums according to the spot rate for the Pound Sterling against the applicable currency as of midday on the day at the end of the applicable calendar Quarter, as such rate is advertised by the Financial Times in London.

16.5	Withholding

All amounts due under the Agreement shall be made after deduction of any withholding taxes, charges or other duties in the country of payment. Where any amount due to be paid under this Agreement is subject to any withholding or similar other tax, the Parties shall take reasonable steps to do such reasonable acts and things and sign such deeds and documents as reasonably appropriate to assist them to take advantage of any applicable double taxation agreements or other legislative provisions to reduce the rate of withholding or similar taxes with the object of paying the sums due under deduction of a reduced rate of withholding tax or on a gross basis. In the event there is no double taxation agreement or other legislative provision or the reduced rate of withholding tax under the relevant double taxation agreement is greater than zero per cent., Autolus (or its agent) shall promptly pay such withholding or similar tax by deducting the relevant amount from the payment due to UCLB, and send to UCLB proof of such withholding or similar tax in a form in accordance with the relevant taxation authority as evidence of such payments. Similarly, in so far as withholding or similar taxes are payable on sums ultimately due hereunder but are required to be made by Autolus’s Affiliates or Sub-Licensees, such withholding may be made and Autolus shall work with UCLB to obtain from Autolus’s Affiliates and Sub-Licensees proof that such withholding has been properly accounted for to the relevant tax authority and such documents as are reasonably necessary to allow UCLB to take advantage of any double taxation agreement, other legislative provision or reduced rate as may be available to it.

16.6	Royalty Audits

16.6.	1 UCLB shall have the right to appoint, [***] on at least [***] prior written notice to Autolus, an independent certificated accountant reasonably acceptable to Autolus to undertake an audit of Autolus’s accounts and records relevant to the sales of Royalty Products, Net Sales and Net Receipts to verify the accuracy of any payments due in respect of Royalties and Net Receipts. The independent certified

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

accountant shall spend no more than [***] at the premises of Autolus for the purpose of undertaking the audit. Thereafter, Autolus shall within [***] of receiving a written request from the independent accountant provide any additional information that is reasonable and reasonably requested for the purpose of assisting with the audit, provided that the foregoing obligation shall expire [***] after the audit. The independent auditor shall be required to enter into a confidentiality agreement on reasonable and standard terms with Autolus and shall not be entitled to disclose any confidential information of Autolus from the audit but shall be able to disclose whether or not Autolus is in compliance with its reporting obligations and the levels of Royalty and Sublicence Payments declared and paid, and any discrepancy in the amount of Royalties and Sublicence Payments declared as against those calculated to be due. To comply with its obligations under this Clause 16.6.1, Autolus shall include obligations in its Sublicences to obtain and make available to the auditor appropriate information from Sub-Licensees to enable the independent auditor to verify the accuracy of Royalties, Net Receipts and Sublicence Payments.

16.6.2	If, as a result of an audit being undertaken, any additional amount is found to be owed by Autolus to UCLB, such additional amount shall be paid within [***] after receipt of the accountant’s report, along with interest at the annual interest rate of [***] from the date that such additional amount should have first been paid until paid in full. If the amount underreported as Royalties or Sublicence Payments for the relevant periods that are the subject of the audit, are in excess of [***]. in the relevant audit, then Autolus shall in full and final settlement of any claim of breach reimburse UCLB for those reasonable and customary costs charged by the independent auditor for conducting such audit (upon production of accompanying receipted invoices in respect of the same). If the accountant determines that there has been an overpayment by Autolus, the amount of such overpayment shall be refunded to Autolus within [***] after receipt of the accountant’s report, or at Autolus’s discretion, set-off against a future payment of Royalties or Sublicence Payments.

16.7	Fair Market Value

Any disagreement between the Parties as to the fair market value for the purpose of calculating any Net Sales pursuant to Part A of Schedule 8 of this Agreement shall be referred to an expert for resolution in accordance with the provisions of Part C of Schedule 8. The value of such Net Sales in dispute shall (i) not be included in the calculation of the percentage of underreported royalties referred to in Clause 16.6.2 for the purposes of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

determining responsibility for the auditor’s fees; and (ii) be excluded from any late payment charges or allegations of breach for non-payment until such time as the dispute is resolved, a value attributed and at least [***] has passed from such final determination. Notwithstanding the foregoing provision, if the expert determines that the fair market value is such that UCLB is entitled to additional sums, UCLB shall be entitled to charge interest on any outstanding amount on a daily basis at a rate equivalent of [***], such interest shall be payable from the date UCLB issues a notice disputing the fair market value until the date the UCLB receives such additional payment.

17.	BUY-OUT OPTION

17.1	On a Royalty Product by Royalty Product basis, once the aggregate Net Sales for a Royalty Product have exceeded GBP £[***], Autolus shall thereafter have a right, exercisable on written notice at any time, to negotiate with UCLB to buy out UCLB’s rights to Royalties, Milestone Payments and Sublicence Payments Sales Milestone Payments on such Royalty Product (for each Royalty Product a “Buy-Out Option”). The reference to “buy out” in this Clause shall mean that UCLB shall cease to be entitled to Royalties in exchange for some other cash consideration.

17.2	Upon exercising the Buy-Out Option by way of Autolus serving a written notice on UCLB, the following shall apply until expiry of [***] after the date Autolus’s notice is deemed served (unless extended by agreement between the Parties):

17.2.1	Autolus and UCLB shall promptly and actively negotiate throughout the [***] period, in good faith and acting reasonably, fair and reasonable terms for, and the, conclusive agreement upon which the buy-out may be exercised;

17.2.2	in so far as UCLB does not actively and properly participate in such negotiations or does not act reasonably or in good faith, the [***] period shall be extended by a period equal to, or otherwise fairly calculated to, compensate for any delay in or absence from a negotiation by UCLB in accordance with the principles under Clause 17.2.1.

18.	INTELLECTUAL PROPERTY PROSECUTION AND MAINTENANCE

18.1	Ownership

18.1.1	Nothing in this Agreement shall assign or purport to assign any Intellectual Property rights owned by one Party to the other Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

18.1.2	Subject to Autolus’s right to exercise its option to acquire certain of the Program IP, UCLB is and shall at all other times remain the sole and exclusive owner of all right, title and interest in and to any and all Program IP. UCLB shall not assign, mortgage, encumber or otherwise gift or provide an option over any of the Licensed Patents or Program IP without the prior written consent of Autolus.

18.1.3	Autolus is and shall at all times remain the sole and exclusive owner of all right, title and interest in and to any and all Intellectual Property that it owns or Controls (other than by virtue of the licences granted hereunder) as of or after the Effective Date.

18.2	Patent Prosecution

18.2.1	In respect of the Licensed Patents:

(i)	UCLB shall not Surrender any of them without the prior written consent of Autolus;

(ii)	from the Effective Date and during the Term for so long as Autolus holds a licence to the same, subject to Clause 18.2.2 Autolus shall at its expense have the exclusive control and conduct of all on-going prosecution and maintenance steps in respect of the Licensed Patents but excluding the RQR8 Patent Rights, the CAT19 Patent Rights, the TetCAR Patent Rights and the [***] Existing Patent (the “Responsible Patents”);

(iii)	UCLB shall provide all reasonable or appropriate assistance and cooperation required by Autolus to enable Autolus to efficiently and effectively discharge the prosecution and maintenance of the Responsible Patents and in doing so, UCLB shall follow all directions and instructions of Autolus and do all things reasonably required by Autolus with respect to the Responsible Patents;

(iv)	UCLB shall ensure that all documents and correspondence that it, or its agents or other licensees receive in connection with any of the Licensed Patents shall be promptly and in any event within seven (7) days forwarded to Autolus, and without limiting the foregoing, UCLB shall keep Autolus promptly informed in advance of any steps taken regarding the RQR8 Patent Rights, the CAT19 Patent Rights, the TetCAR Patent Rights and the [***] Existing Patent;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(v)	UCLB shall instruct those professional advisors, patent agents and lawyers who act on behalf of UCLB in the prosecution of the Responsible Patents to co-operate with Autolus, accept instructions from Autolus as if they were direct from UCLB and provide all history on the prosecution of the Responsible Patents to Autolus;

(vi)	Autolus shall be entitled, at its discretion and cost, to appoint alternative counsel to take over the prosecution of the Responsible Patents;

(vii)	UCLB shall promptly notify Autolus of any threatened or actual claim of invalidity or revocation or opposition of any of the Licensed Patents and shall provide full details and all such information available to it regarding such threatened or actual claim. Autolus shall have the right (but not obligation) to control, direct any actions for invalidity, revocation or oppositions issued against the Responsible Patents. UCLB shall do (or not do) all such things as are reasonably directed by Autolus to enable Autolus to control, direct and conduct such proceedings, including allowing Autolus’s legal representatives to conduct such proceedings in UCLB’s name where required or beneficial provided that Autolus indemnifies UCLB and/or its Affiliates for any Third Party costs, damages, expenses or liability incurred by UCLB and/or its Affiliates as a direct result of UCLB and/or its Affiliates assisting Autolus to conduct such proceedings subject to Clause 18.9. Autolus shall pay UCLB for any reasonable (economy) travel and reasonable subsistence costs incurred by UCLB and/or its Affiliates as a result of assisting Autolus under this Clause 18.2.1(vii);

(viii)	in respect of the RQR8 Patent Rights, the CAT19 Patent Rights, the TetCAR Patent Rights and the [***] Existing Patent, if the validity of any of them is challenged and UCLB (or its other licensees) does not defend such challenge, then Autolus shall have the right (but not the obligation) to control, direct and conduct such proceedings. UCLB shall do (or not do) all such things as are reasonably directed by Autolus to enable Autolus to control, direct and conduct such proceedings, including allowing Autolus’s legal representatives to conduct such litigation in UCLB’s name where required or beneficial provided that Autolus indemnifies UCLB and/or its Affiliates for any Third Party costs, damages, expenses or liability incurred by UCLB and/or its Affiliates as a direct result of assisting Autolus subject to Clause 18.9. Autolus shall pay UCLB’s and/or its Affiliates for any reasonable (economy) travel and reasonable subsistence costs incurred by UCLB and/or its Affiliates as a result of assisting Autolus under this Clause 18.2.1(viii). Autolus shall consult and co-operate with UCLB and its licensees outside of the RQR8 Field and/or under the CAT19 Patent Rights and the TetCAR Patent Rights if it elects to defend such challenge;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

(ix)	UCLB shall provide assistance to and co-operate with Autolus in accordance with this Clause 18 without any further cost to Autolus, save that (i) if UCLB personnel are required to participate in any opposition proceeding (or comparable proceeding before patent offices and courts) which requires full time involvement for more than [***] per annum per Program IP under any Program Licence, then for such excess co-operation beyond the [***] for that Program IP Autolus shall reimburse UCLB its reasonable costs, and (ii) this provision shall be without prejudice to the indemnity given in Clauses 18.2.1(vii) or 18.2.1(viii); and,

(x)	any enforcement of the Licensed Patents shall be subject to Clause 19.

18.2.2	In respect of the Responsible Patents, Autolus shall:

(i)	subject to UCLB’s compliance with Clause 18.2.1, be responsible for the Patent Prosecution Costs for the Responsible Patents;

(ii)	keep UCLB informed of developments in the preparation, filing, prosecution and maintenance of the Responsible Patents and shall provide UCLB with copies of all material correspondence to and from its patent attorneys or patent offices in relation to the Responsible Patents and shall provide UCLB reasonable notice of and the opportunity at its own cost to participate in any conference calls or meetings with Autolus’s patent attorneys in relation to the drafting, filing, prosecution and maintenance of the Responsible Patents;

(iii)	consult with UCLB in connection with Autolus’s strategy for the prosecution and maintenance of the Responsible Patents;

(iv)	take into account any reasonable comments and suggestions of UCLB in relation to the prosecution and maintenance of the Responsible Patents; and

(v)	notify UCLB in advance of any steps Autolus proposes be taken which would change the specification or reduce the scope of the claims of any Responsible Patent, and having done so shall take into account any reasonable comments and suggestions promptly proposed by UCLB in relation to such steps.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

18.2.3	In respect of the [***] Existing Patent:

(i)	UCLB shall, subject to Clause 7.2, be responsible for all the Patent Prosecution Costs of the prosecution and maintenance of the same;

(ii)	UCLB and Autolus shall collaborate to define the optimal strategy for filing, maintenance and prosecution of the [***] Existing Patent; and

(iii)	UCLB shall keep Autolus informed of developments relating to the preparation, filing, prosecution and maintenance of the [***] Existing Patents.

18.3	UCLB shall not Surrender or cease to maintain the [***] Existing Patent, during the [***] Period and any Extended Period.

18.4	In respect of the RQR8 Patent Rights:

18.4.1	Autolus shall be responsible for [***]. of those Patent Prosecution Costs properly incurred by UCLB in the prosecution and maintenance of the RQR8 Patent Rights provided that UCLB’s Third Party licensee outside the RQR8 Field and/or UCLB is responsible for and pays [***] of those Patent Prosecution Costs;

18.4.2	UCLB shall keep Autolus informed of developments in the prosecution and maintenance of the RQR8 Patent Rights and shall provide Autolus with copies of all material correspondence to and from its patent attorneys or patent offices in relation to the RQR8 Patent Rights and shall provide Autolus reasonable notice of and the opportunity at its own cost to participate in any conference calls or meetings with UCLB’s patent attorneys in relation to the drafting, filing, prosecution, and maintenance of the RQR8 Patent Rights;

18.4.3	UCLB shall consult with Autolus in connection with UCLB’s and its Third Party licensee’s strategy for the prosecution and maintenance of the RQR8 Patent Rights;

18.4.4	UCLB shall take into account any reasonable comments and suggestions of Autolus in relation to the prosecution and maintenance of the RQR8 Patent Rights; and

18.4.5	UCLB shall notify Autolus in advance of any step(s) UCLB proposes be taken which would change the specification or reduce the scope of the claims of the RQR8 Patent Rights in the RQR8 Field, and having done so shall take into account any reasonable comments and suggestions promptly proposed by Autolus in relation to such steps.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

18.5	In respect of the CAT19 Patent Rights and the TetCAR Patents Rights:

18.5.1	Autolus shall be responsible for all of those Patent Prosecution Costs properly incurred by UCLB in the prosecution and maintenance of the CAT19 Patent Rights and the TetCAR Patent Rights until such time as UCLB itself commercialises, or appoints a Third Party licensee to Exploit a [***] Field Product under any of the CAT19 Patent Rights and the TetCAR Patent Rights in which case Autolus shall be responsible for [***] of those Patent Prosecution Costs and the Third Party and/or UCLB shall be responsible for [***] of those Patent Prosecution Costs;

18.5.2	UCLB shall keep Autolus informed of developments in the prosecution and maintenance of the CAT19 Patent Rights and the TetCAR Patent Rights and shall provide Autolus with copies of all material correspondence to and from its patent attorneys or patent offices in relation to the CAT19 Patent Rights and the TetCAR Patent Rights and shall provide Autolus reasonable notice of and the opportunity at its own cost to participate in any conference calls or meetings with UCLB’s patent attorneys in relation to the drafting, filing, prosecution, and maintenance of the CAT19 Patent Rights and the TetCAR Patent Rights;

18.5.3	UCLB shall consult with Autolus in connection with UCLB’s, and where applicable any Third Party licensee’s strategy, for the prosecution and maintenance of the CAT19 Patent Rights and the TetCAR Patent Rights;

18.5.4	UCLB shall take into account any reasonable comments and suggestions of Autolus in relation to the prosecution and maintenance of the CAT19 Patent Rights and the TetCAR Patent Rights; and

18.5.5	UCLB shall notify Autolus in advance of any step(s) UCLB proposes be taken which would change the specification or reduce the scope of the claims of the CAT19 Patent Rights and/or the TetCAR Patent Rights in the CD19 Field or the TetCAR Field, and having done so shall take into account any reasonable comments and suggestions promptly proposed by Autolus in relation to such steps.

18.6	Autolus and UCLB shall, promptly after the Effective Date, and thereafter throughout the Term appoint a designated and named member of its respective personnel, experienced in and responsible for Intellectual Property matters, which person shall act as the liaison between Autolus and UCLB (and UCLB’s other licensees as necessary) with respect to the Licensed Patents and obligations thereto under this Agreement and shall make themselves available at reasonable times and on reasonable notice to address any matters concerning the Licensed Patents.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

18.7	Validation and Maintenance

Autolus shall have the sole discretion to determine, on a reasonable basis and following its notification to UCLB, in which countries to maintain or Surrender the Responsible Patents. Notwithstanding the foregoing discretion, if Autolus wishes to Surrender any of the Responsible Patents in any of the Core Countries then the following shall apply:

18.7.1	prior to taking any steps to Surrender a Responsible Patent in a Core Country, Autolus shall first provide UCLB with at least [***] notice of its intention identifying the Responsible Patent and applicable Core Countries;

18.7.2	UCLB shall have a right of step-in (to be exercised within [***] of notice from Autolus under Clause 18.7.1) to take over such Responsible Patent in the applicable Core Country and if it exercises such right (i) UCLB shall thereafter be responsible for all costs and expenses associated with such Responsible Patent for that applicable Core Country; (ii) Autolus’s licence to that Responsible Patent for that applicable Core Country shall terminate; and (iii) UCLB and its licensees shall only have the right to undertake acts that would otherwise infringe that Responsible Patent in the applicable Core Country and shall ensure that any products manufactured in that Core Country under such Responsible Patent shall not be sold outside of that Core Country to the extent such restriction is permitted hereunder by law; and,

18.7.3	if UCLB does not exercise its step-in right in accordance with Clause 18.7.2, then Autolus shall be entitled without breach of this Agreement to Surrender such Responsible Patent in such Core Countries.

18.8	SPCs and Patent Notifications

18.8.1	Without the prior written consent of Autolus, UCLB shall not file any supplementary protection certificate or patent term extension right (“SPC”) under any Licensed Patents with respect to the issue of any Regulatory Approval (including any Marketing Approval) for any product. Upon Autolus’s request, UCLB shall file and, at Autolus’s direction, control and expense, prosecute an application for an SPC against any of the Licensed Patents with respect to any product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

18.8.2	Where any country in the Territory requires the holder of a Regulatory Approval with respect to a medicinal product or medical device to designate one or more Patent Rights as being Patent Rights that protect such medicinal product or medical device (including the purple book listing required by the FDA) (an “Purple Book Reference”), then Autolus shall have the sole right to specify which (if any) Patent Rights should be listed in such references and UCLB shall list any of the Licensed Patents if Autolus wishes to do so.

18.9	Indemnity Conditions

Autolus’s obligation to continue to indemnify UCLB pursuant to Clauses 18.2.1(vii), 18.2.1(viii) and 19.2.2(ii) is conditional upon:

18.9.1	UCLB taking those steps, doing those things or refraining from doing those things requested of it by Autolus for the duration of the indemnification;

18.9.2	UCLB not making any admission or settlement (or taking steps to do so) concerning the proceedings without the prior written consent of Autolus;

18.9.3	Autolus having sole conduct of the applicable proceedings for the duration of the indemnification;

18.9.4	any damages, account of profits, financial remedy or costs recovered from Third Parties (whether in UCLB’s name or otherwise) in respect of the applicable proceedings being for the sole account of Autolus.

19.	INTELLECTUAL PROPERTY ENFORCEMENT

19.1	A Party shall notify the other of any information it has regarding any Third Party infringement of the Intellectual Property licensed under or pursuant to this Agreement in so far as such infringements are related to any products, services or processes.

19.2	In respect of any alleged, threatened or actual infringement of the Intellectual Property licensed or sub-licensed hereunder (“Enforcement Action”) the following, subject to Clause 19.3, shall apply:

19.2.1	Autolus shall have the first right to determine whether or not it wishes to bring proceedings for the Enforcement Action and only if Autolus elects not to bring proceedings itself shall UCLB have the right to decide whether or not to bring proceedings for the Enforcement Action (but in doing so UCLB shall have regard to the advice and recommendations of Autolus);

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

19.2.2	where Autolus, in exercising its right under Clause 19.2.1, decides to enforce any of the Licensed Patents or other Intellectual Property licensed hereunder, then:

(i)	at Autolus’s expense, Autolus shall have the right to control, direct and conduct such proceedings;

(ii)	UCLB shall allow Autolus’s legal representatives to conduct any litigation in UCLB’s name (i) where required by law in the country of the Enforcement Action or (ii) to the extent beneficial to the enforcement or relief sought; and (iii) in doing so UCLB shall do (or not do) all such things as are directed by Autolus to enable Autolus to control, direct and conduct such proceedings provided that Autolus indemnifies UCLB and/or its Affiliates for any Third Party costs, damages, expenses or liability incurred by UCLB and/or its Affiliates directly as a result of assisting Autolus control, direct and conduct such proceedings subject to Clause 18.9 (it being acknowledged that UCLB shall have the right to be separately advised (but not represented before the proceedings) by its own counsel at UCLB’s own expense). Autolus shall pay UCLB’s and/or its Affiliates’ costs for any reasonable (economy) travel and reasonable subsistence costs incurred by UCLB and/or its Affiliates as a result of assisting Autolus under this Clause (ii);

(iii)	UCLB shall use its reasonable endeavours to procure that UCL and MP shall do all such things as are reasonably directed by Autolus to assist or enable Autolus to control, direct and conduct such proceedings;

(iv)	Autolus shall have the right to nominate, change or amend any Purple Book Reference and UCLB shall co-operate in such nomination, change or amendment to list any of the Licensed Patents if Autolus wishes to do so; and,

(v)	Autolus shall keep UCLB promptly and fully informed of any and all steps and events in any proceedings (including promptly responding to any requests for information and allowing UCLB to attend any meetings) and shall give due consideration to any reasonable comments and suggestions of UCLB with respect to such Enforcement Action;

19.2.3	UCLB shall keep Autolus promptly and fully informed of any and all steps and events in any proceedings (including promptly responding to any requests for information and allowing Autolus to attend any meetings) which are not being directed or controlled by Autolus relating to any of the Licensed Patents or other Intellectual Property licensed hereunder and shall give due consideration to any reasonable comments and suggestions of Autolus with respect to such action;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

19.2.4	any recovery of damages or other financial remedy obtained in respect of the Enforcement Action shall, after deduction of all litigation costs (comprising attorney fees, expert fees, taxes, charges, disbursements, court fees and other costs incurred in connection with proceedings), be (i) in the case of an Enforcement Action in respect of a Competitive Product be treated as Net Sales, and (ii) in all other cases be for the account of Autolus; and,

19.2.5	any defence of the validity of the Licensed Patents, where validity is put in issue after commencement of proceedings for the Enforcement Action shall, notwithstanding the provisions of Clause 18 shall be subject to this Clause 19.

19.3	For the avoidance of doubt, an Enforcement Action and Autolus’s right to conduct such action where:

19.3.1	the RQR8 Patent Right has been infringed, shall only be in so far as the infringement is within the RQR8 Field;

19.3.2	the [***] Existing Patent has been infringed, shall only be in so far as the infringement is within the [***], or following Autolus’s exercise of the [***] Option in accordance with Clause 7 within [***];

19.3.3	the CAT19 Patent Rights and/or the TetCAR Patent Rights have been infringed shall only be in so far as the infringement is within the CD19 Field and/or the TetCAR Field, provided that the Parties acknowledge that in addition to any enforcement rights of Autolus, UCLB (and any Third Party licensee appointed by UCLB in respect of a [***] Field Product) shall have the right to conduct an Enforcement Action concerning CAT19 Program IP and/or TetCAR Program IP in so far as the infringement concerns a [***] Field Product subject to UCLB (or such Third Party licensee) co-operating with Autolus on such Enforcement Action.

19.4	Where either Party becomes aware of an infringement or potential infringement of the RQR8 Patent Rights, the Parties shall consult with each other and with UCLB’s Third Party licensee outside of the RQR8 Field to decide the best way to respond to such infringement. Where Autolus pursues any Enforcement Action of the RQR8 Patent Rights in accordance with Clause 19.3.1 and if the alleged infringement is both within and outside the RQR8 Field or there is any challenge to the validity of the RQR8 Patent Rights, Autolus shall co-operate with UCLB’s Third Party licensee in relation to the conduct of such action and its settlement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

19.5	Where either Party becomes aware of an infringement or potential infringement of the CAT19 Patent Rights, the Parties shall consult with each other and with UCLB’s Third Party licensee outside of the CD19 Field to decide the best way to respond to such infringement. Where Autolus pursues any Enforcement Action of the CAT19 Patent Rights in accordance with Clause 19.3.3 and if the alleged infringement is both within and outside the CD19 Field or could otherwise impact any Third Party Licensee’s Exploitation of a [***] Field Product, or there is any challenge to the validity of the CAT19 Patent Rights, Autolus shall co-operate with UCLB’s Third Party licensee in relation to the conduct of such action and its settlement.

19.6	Where either Party becomes aware of an infringement or potential infringement of the TetCAR Patent Rights, the Parties shall consult with each other and with UCLB’s Third Party licensee outside of the TetCAR Field to decide the best way to respond to such infringement. Where Autolus pursues any Enforcement Action of the TetCAR Patent Rights in accordance with Clause 19.3.3 and if the alleged infringement is both within and outside the TetCAR Field or could otherwise impact any Third Party Licensee’s Exploitation of a [***] Field Product, or there is any challenge to the validity of the TetCAR Patent Rights, Autolus shall co-operate with UCLB’s Third Party licensee in relation to the conduct of such action and its settlement.

20.	CONFIDENTIALITY

20.1	The Parties acknowledge that in connection with this Agreement, either Party may disclose or may have disclosed itself or on its behalf (a “Disclosing Party”) to the other Party (each a “Recipient Party”) information belonging to such Party which information is marked or stated in writing to be “confidential” or “trade secret” information or where the circumstances of the disclosure and/or the nature of the information otherwise reasonably give notice of the confidential character of the information (“Confidential Information”). All such Confidential Information of a Disclosing Party shall, subject to Clause 20.3, be maintained in confidence by each Recipient Party and shall not be used by the Recipient Party for any purpose except for its proper execution of its obligations under this Agreement and the Exploitation of any Product or as otherwise expressly authorised (including, in respect of any confidential Know-How to the extent such Know-How is licensed to the Receiving Party) under this Agreement or to the extent otherwise agreed in writing by the Disclosing Party provided that the Recipient Party may disclose any Confidential Information disclosed to it by the Disclosing Party to the extent that such disclosure by the Recipient Party is:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

20.1.1	to its employees, directors, consultants or sub-contractors but only on a “need to know” basis provided each such employee, director, consultant or sub-contractor is subject to obligations of confidentiality consistent with the obligations of confidentiality in this Clause 20;

20.1.2	to its sub-licensees in respect of confidential Know-How that is licensed to the Recipient Party, but only on a “need to know” basis provided each such sub-licensee is subject to obligations of confidentiality consistent with the obligations of confidentiality in this Clause 20;

20.1.3	to an Ethics Committee or Regulatory Authority in connection with any Ethics Committee Application or seeking or maintaining any Regulatory Approval for any product or therapy in accordance with this Agreement; provided, however, that reasonable measures shall be taken to assure confidential treatment of such Information;

20.1.4	on a “need to know” and confidential basis to its, or its Affiliates’, legal and financial advisors to the extent such disclosure is reasonably necessary in connection with such Party’s activities as expressly permitted by this Agreement or for the conduct of its, or such Affiliates’, business;

20.1.5	to a prospective acquirer or licensee and such Third Party’s employees, advisors and representatives in each case on a “need to know” confidential basis for the sole purpose of considering such transaction provided that such persons are under substantially similar obligations of confidentiality and non-use as the Recipient Party is pursuant to this Clause 20.

20.2	Throughout the Term of this Agreement and thereafter, each Recipient Party shall exercise a reasonable degree of care being at least the same degree of care as it uses to protect its own Confidential Information of similar nature to preserve the confidentiality of all Confidential Information of the Disclosing Party. Each Recipient Party shall safeguard Confidential Information against disclosure to third parties, including Affiliates, employees and persons working or consulting for such Party that do not have an established current need to know such Confidential Information for purposes in connection with this Agreement or to whom the Recipient Party is not entitled to disclose the same pursuant to this Clause 20.

20.3	The obligation of confidentiality contained in this Clause 20 shall not apply to any part of any Confidential Information of the Disclosing Party:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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20.3.1	that was in the possession of the Recipient Party, without any restriction on use or disclosure, prior to receipt from the Disclosing Party;

20.3.2	that was at the time of disclosure by or on behalf of the Disclosing Party, in the public domain by public use, publication or general knowledge;

20.3.3	that became general or public knowledge through no fault of a Recipient Party following disclosure hereunder;

20.3.4	that was properly obtained, without confidentiality or non-use restrictions, by the Recipient Party from a Third Party who was not under a confidentiality or non-use obligation to the Disclosing Party;

20.3.5	that was documented to have been independently developed by or on behalf of the Recipient Party without the assistance of the Confidential Information of the Disclosing Party.

20.4	The foregoing obligations of confidentiality and non-use shall not be breached by a Recipient Party disclosing Confidential Information of the Disclosing Party to the extent the same is required to be disclosed by order of any court, governmental authority, Regulatory Authority or other regulatory body (including any listing authority or financial regulator) provided, however, that the Recipient Party should give the Disclosing Party prior notice of any such disclosure so as to afford the Disclosing Party a reasonable opportunity to seek, at the expense of the Disclosing Party such protective orders or other relief as may be available in the circumstances.

20.5	Except for any press release agreed by the Parties, neither party shall during the Term, disclose any financial terms of this Agreement without the prior written consent of the other Party except for such disclosure as may be reasonably necessary to either Party’s bankers, investors, attorneys or other professional advisors or in connection with any actual or proposed merger, sale or acquisition or as may be required by law in the offering of securities or in securities or regulatory filings or otherwise.

20.6	The Parties acknowledge that confidential information may have been disclosed pursuant to the CDA to employees, partners and representatives of Syncona LLP who themselves may provide services or advice to or sit on the board of Autolus UCLB hereby agrees that notwithstanding the terms of the CDA employees, partners and representatives of Syncona Management LLP, Syncona Partners LLP and Syncona LLP who received confidential information from UCLB under the CDA shall be entitled to disclose the same to Autolus and its employees, directors, consultants or sub-contractors subject to the terms of this Clause 20.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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21.	WARRANTIES AND COVENANTS

21.1	Autolus and UCLB each respectively represent and warrant to the other at the Effective Date that each of the warranties at Part A of Schedule 9 in respect of itself, its Affiliates, its assets, its knowledge or its Intellectual Property is accurate as at the Effective Date.

21.2	UCLB represents and warrants to Autolus at the Effective Date that except as disclosed in a Disclosure Letter dated as of the Effective Date each of the warranties at Part B of Schedule 9 is accurate at the Effective Date.

21.3	UCLB represents and warrants to Autolus at the Amendment Date that except as disclosed in a Disclosure Letter dated as of the Amendment Date each of the warranties at Part C of Schedule 9 is accurate at the Amendment Date.

21.4	For warranties given by UCLB in respect of its knowledge or awareness, such knowledge or awareness shall be limited to the actual knowledge or awareness at the Effective Date or the Amendment Date, as applicable, (without having made any searches or enquiries, other than of UCLB’s Biopharm marked database) of the senior management team of UCLB (director status and above) and [***].

21.5	For warranties given by UCLB at the Second Amendment Date in respect of its knowledge or awareness, such knowledge or awareness shall be limited to the actual knowledge or awareness at the Second Amendment Date, (without having made any searches or enquiries, other than of UCLB’s Biopharm market database) of the senior management team of UCLB (director status and above) and [***].

21.6	Save for the warranties and representations expressly set forth above by reference to Schedule 9, (i) the Parties exclude all other warranties and representations of any kind, whether express or implied in connection with this Agreement, save that the foregoing shall not exclude or limit any liability for fraud or fraudulent misrepresentation and (ii) without prejudice to the above, UCLB does not give any warranty, representation or undertaking:

21.6.1	as to the efficacy, usefulness, fitness for purpose, quality, safety or commercial or technical viability of the Technology and/or any Royalty Products;

21.6.2	that any of the Licensed Patents are or will be valid or will proceed to grant.

22.	LIMITATION OF LIABILITY

22.1	Special, Indirect and Other Losses

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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In no event shall any Party or any of their respective Affiliates be liable for breach of contract, statutory duty, negligence or in any other way for special, indirect, incidental, punitive or consequential damages or for any indirect economic loss or indirect loss of profits suffered by any other Party or their respective Affiliates.

22.2	No Exclusion

UCLB’s total aggregate liability to Autolus for any and all loss or damage suffered by Autolus as a result of breach of or otherwise in connection with this Agreement in respect to any and all claims arising under this Agreement shall be limited to GBP £[***], provided that in the event that any breach of warranty 1.5 and/or 1.6 of Schedule 9 gives rise to loss suffered by Autolus in excess of this cap, the cap shall be increased to the sum of GBP £[***] such that UCLB’s total aggregate liability for any and all claims arising under or in connection with this Agreement shall be limited to the sum of GBP £[***].

22.3	Nothing in this Agreement shall limit or be construed to limit in any way any liability a Party (or its respective Affiliates) may have to the other Party (or its Affiliates) under this Agreement in respect of (i) death or personal injury caused by that Party’s (or its respective Affiliates’) negligence; (ii) any fraud or fraudulent misrepresentation or (iii) any other liability which, by rule of law, may not be excluded or limited by contract between parties.

23.	INDEMNITY AND INSURANCE

23.1	Subject to Clause 23.2, Autolus shall indemnify and hold harmless:

23.1.1	the CRUK Funders and their respective officers and employees as well as those researchers and contributors who participated in the conduct of the CRUK Study, including Great Ormond Street Hospital NHS Foundation Trust (“CRUK Indemnified Parties”), from and against any and all Third Party (excluding any of the Indemnified Parties) claims, proceedings, liabilities, damages and expenses (including, reasonable legal fees) arising from or in connection with Autolus’s and/or its sublicensees’ exercise of the CRUK Rights granted to Autolus hereunder;

23.1.2	UCLB and/or its Affiliates and any officers, employees, contractors and/or consultants of UCLB and/or its Affiliates (“UCLB Indemnified Parties”), from and against any and all Third Party (excluding any of the Indemnified Parties) claims, proceedings, liabilities, damages and expenses (including, reasonable legal fees) arising from or in connection with Autolus’s and/or its sublicensees’ exercise of any of the rights granted to Autolus hereunder;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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23.1.3	each of the foregoing Third Party claims, proceedings, liabilities, damages and expenses (including, reasonable legal fees) being an “Indemnity Claim” and CRUK Indemnified Parties and UCLB Indemnified Parties collectively being the “Indemnified Parties” or individually an “Indemnified Party”. For the purposes of this Clause, “CRUK Rights” shall mean those parts of the licences hereunder to Autolus where (i) CRT is the head licensor to UCLB which includes the GD2 Clinical Study Results and the [***]; or (ii) the CRUK Funders have directly funded the development of the licensed Intellectual Property being certain of the BCMA Program IP.

23.2	Autolus’s obligation to indemnify the Indemnified Parties in respect of an Indemnity Claim is dependent upon compliance with the following provisions:

23.2.1	promptly after receipt by an Indemnified Party of any claim or alleged claim or notice of the commencement of any action, administrative or legal proceeding, or investigation to which the indemnity provided for in Clause 23.1 may apply, UCLB or the Indemnified Party shall give written notice to Autolus of such fact and provide all information available to it and relevant to the Indemnity Claim to Autolus;

23.2.2	the Indemnified Party shall permit Autolus to have sole control, conduct, defence and settlement of the Indemnity Claim and shall not make any admission or reach any settlement with the Third Party other than at Autolus’s written direction or with Autolus’s prior written consent;

23.2.3	the Indemnified Party shall co-operate in good faith with Autolus in the conduct of any defence or settlement and shall provide reasonable assistance and do all things as may be reasonably required to enable any Indemnified Claim to be defended and shall provide promptly to Autolus (i) copies (or originals where available) of all correspondence and documents relevant to the Indemnified Claim; (ii) reasonable access to all personnel of the Indemnified Party (including its consultants) to assist with defence of the Indemnified Claim and (iii) all other information, documents or assistance as may be reasonably required;

23.2.4	Autolus shall have the right at its sole discretion to bring any counterclaim in the name of:

(i)	any CRUK Indemnified Parties provided it receives the prior written consent of the applicable CRUK Indemnified Parties (such consent not to be unreasonably withheld or delayed) to bring such counterclaim; and/or,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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(ii)	any UCLB Indemnified Parties provided it first notifies the applicable UCLB Indemnified Parties of its intention to bring such counterclaim.

23.2.5	Autolus shall have the right at its sole discretion to settle or compromise any Indemnity Claim except that Autolus shall not without the prior written consent of the Indemnified Party:

(i)	admit any liability on the part of any Indemnified Party; or,

(ii)	in respect of any product liability claims the subject of the Indemnity Claim, not make any public statement that amounts to any admission of wrongdoing on the part of the Indemnified Party.

23.2.6	Should any damages, financial remedy, costs or other recovery be made in favour of the Indemnified Party or Autolus, such sums shall be for the sole account of Autolus.

23.3	Autolus shall consult with the Indemnified Party on the defence and/or settlement of any Indemnified Claim and in so far as is reasonable, Autolus shall consider any reasonable suggestions of the Indemnified Party in the conduct of the defence or settlement of the Indemnity Claim.

23.4	Should Autolus assume conduct of the defence the Indemnified Party may retain separate legal advisers at its sole cost and expense, save that if Autolus denies the applicability of the indemnity or reserves its position in relation to the same, the indemnity in Clause 23.1 shall extend to the Indemnified Party’s costs and expenses so incurred if Autolus’s position is established to be substantively incorrect.

23.5	Upon termination or expiry of this Agreement, Autolus’s obligation to provide an indemnity to the Indemnified Parties pursuant to Clause 23.1 for any actions or proceedings shall expire [***] after the termination or expiry of the Agreement, save in respect of any product liability actions or proceedings in which case no limit of time shall apply.

23.6	Autolus shall maintain, at its own cost, comprehensive and customary insurance including product liability insurance in an amount and for a period sufficient to cover Autolus’s liabilities under this Agreement. [***] Autolus shall upon UCLB’s request, provide UCLB with a copy of the latest certificate evidencing the coverage required hereby, and the amount thereof. UCLB shall be entitled to provide a copy of such certificate to CRT. Such insurance shall be with a reputable insurance company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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24.	TERMINATION

24.1	This Agreement shall take effect on the Effective Date and shall continue thereafter unless and until terminated in accordance with this Clause 24 or if earlier until such time as the Royalty Term in each country in the Territory has expired and no further Sublicence Payments or Milestone Payments are due, in which case all Licences, the Manufacturing Licence and UCL Background Licence granted hereunder shall automatically convert to a perpetual, irrevocable, royalty free licence (the “Term”).

24.2	The Parties may, by mutual written agreement, agree that this Agreement be terminated in whole or on a Program Licence by Program Licence basis.

24.3	Autolus may terminate this Agreement upon thirty (30) days prior written notice to UCLB on a (i) Program Licence by Program Licence basis; or (ii) in respect of all Licences.

24.4	Either Party (a “Non-Defaulting Party”) may terminate this Agreement (without prejudice to its other rights and remedies) with immediate effect by written notice to the other Party (the “Defaulting Party”) if:

24.4.1	the Defaulting Party commits a material breach of its material obligations under this Agreement (it being acknowledged that UCLB may not terminate under this Clause for any breach of Clause 11) and, if the breach is capable of remedy, fails to remedy it during the longer period of (i) [***] or (ii) such other period as the Parties may, acting in good faith having regard to the nature of the breach and the time required to remedy the same, agree in writing (the “Notice Period”), in each case starting on the date of receipt of notice from the Non-Defaulting Party which specifies the breach in reasonable detail and requires it to be remedied. If the Defaulting Party in good faith disputes that it has committed a material breach under this Agreement, or that it has not cured the claimed breach within the Notice Period, it may refer the matter to the dispute resolution procedure under Clause 33 provided that the termination shall not be effective until conclusion of all dispute resolution procedures pursued by any Party including any proceedings before a court to determine the validity of the termination notice; or

24.4.2	the Defaulting Party suffers an Insolvency Event.

24.5	Without prejudice to Clause 24.4, UCLB may (unless the non-payment is remedied in the [***]) terminate this Agreement upon [***] prior written notice if Autolus has not paid sums in excess of £[***] which are properly due under this Agreement, provided that the sums are not subject to a bona fide dispute between the Parties. In the event of a payment dispute:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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24.5.1	each Party shall provide the other with written reasons as to why it believes any disputed sums are either not payable or payable (as applicable):

24.5.2	the Parties shall attempt to resolve the payment dispute by following the escalation process for dispute resolution set out in Clause 33.2; and

24.5.3	where the Parties are unable to resolve the payment dispute by way of the escalation process set out in Clause 33.2, the Parties shall seek to resolve the dispute by following the dispute resolution procedure set out in Clauses 33.3 and/or 33.9.

24.6	Following resolution of any payment dispute, Autolus shall pay UCLB any amount agreed or adjudged to be due, together with interest thereon, such interest shall be payable at a rate of [***], for the period from when such amount was originally due until the date that UCLB receives the agreed or adjudged sums. If Autolus fails to pay UCLB the requisite payment within [***] of the date of receipt of invoice from UCLB requesting the agreed or adjudged sums, UCLB shall be entitled to terminate this Agreement with immediate effect by written notice at the end of the [***].

24.7	If the disputed amount is a part of a larger payment, Autolus shall pay UCLB the non-disputed amount no later than [***] after receipt of the invoice from UCLB requesting the non-disputed amount, failing which UCLB shall be entitled to terminate the Agreement pursuant to the provisions of Clause 24.5.

24.8	The Parties shall continue to perform their obligations under this Agreement, notwithstanding any dispute between the Parties with respect to payment.

24.9	Save as provided under this Clause 24 (but without prejudice to UCLB’s rights of termination under Clause 11.5), the Parties shall have no other right to terminate this Agreement including under any right according to common law.

25.	CONSEQUENCES OF TERMINATION

25.1	Upon termination of a Program Licence under Clause 24, other than the Background Licence granted pursuant to Clause 2.1.2 and the Manufacturing Licence granted pursuant to Clause 2.3.2:

25.1.1	the applicable Program Licence shall automatically terminate; and,

25.1.2	Autolus shall cease to have rights under this Agreement to Exploit the Royalty Product applicable to such Program Licence and all of its rights and obligations under this Agreement concerning such Royalty Product shall cease including the rights under Clauses 2.1.1 and 2.3.1 applicable to such Program Licence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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25.2	Upon termination of a Program Licence under Clause 11.1.5, 11.2.3, 11.3.2 or 11.4.3 other than the Background Licence granted pursuant to Clause 2.1.2 and the Manufacturing Licence granted pursuant to Clause 2.3.2:

25.2.1	the applicable Program Licence shall automatically terminate;

25.2.2	Autolus shall cease to have rights under this Agreement to Exploit the Royalty Products applicable to such Program Licence and all of its rights and obligations under this Agreement concerning such Royalty Products shall cease including the rights under Clauses 2.1.1 and 2.3.1 applicable to such Program Licence; and,

25.2.3	subject to Clause 25.3, UCLB shall have the option to negotiate with Autolus to agree terms for the grant of an exclusive licence to those Autolus Improvements Controlled by Autolus and free of any restriction or encumbrance, such licence to be limited to the Exploitation of those Autolus Improvements relating to the specific Program Licence relating to Program IP that has been terminated, provided that those Autolus Improvements are only used together with that same applicable Program IP.

25.3	Upon termination of a Program Licence under Clause 11.4.3, UCLB and Autolus shall negotiate the terms for any licence pursuant to Clause 25.2.3 in good faith and seeking fair and reasonable commercial terms and UCLB’s right to negotiate with Autolus shall expire [***] following notice of termination.

25.4	Upon termination of this Agreement as a whole under Clause 24:

25.4.1	all Licences other than the Background Licence granted pursuant to Clause 2.1.2 and the Manufacturing Licence granted pursuant to Clause 2.3.2 shall automatically terminate;

25.4.2	Autolus shall cease to have rights under this Agreement to Exploit any Royalty Products and all of its rights and obligations under this Agreement concerning Royalty Products shall cease; and,

25.4.3	where termination is effected by UCLB for Autolus’s breach, UCLB shall have the option to negotiate with Autolus to agree terms for the grant of an exclusive licence to those Autolus Improvements Controlled by Autolus and free of any restriction or encumbrance, such licence to be limited to the Exploitation of those Improvements together with the Technology, such option and negotiation rights to expire [***] following notice of termination served under Clause 24.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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25.5	The termination of any Licence hereunder shall be without prejudice to the survival of any sub-licence novated to UCLB pursuant to the conditions under Clause 3.3.3.

25.6	Termination or expiry of this Agreement for whatever reason shall not affect the accrued rights (including those relating to any payments due or payable hereunder) of any Party arising under or out of this Agreement at the date of termination or expiry and all provisions which are expressed to survive this Agreement or continue after the Term and the provisions of Clauses, 3.3.3, 18.9, 22, 23, 25, 30, 31 and 33 shall survive termination or expiry and remain in full force and effect

26.	FORCE MAJEURE

26.1	In this Agreement “force majeure” shall mean any cause preventing a Party from performing any or all of its obligations (other than an obligation to pay sums due) which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented including to the extent that these are beyond such control industrial disputes, nuclear accident or acts of God, war or terrorist activity, riot, civil commotion, malicious damage, accident, fire, flood, storm.

26.2	If a Party is prevented from performance of any of its obligations under this Agreement by force majeure, that Party shall as soon as reasonably possible serve notice in writing on the other Parties specifying the nature and extent of the circumstances giving rise to force majeure, and shall subject to service of such notice have no liability in respect of any delay in performance or any non-performance of any such obligation save for any payment obligation which shall continue in full force and effect (and the time for performance shall be extended accordingly) to the extent that the delay or non-performance is due to force majeure.

26.3	If a Party is prevented from performance of substantially all or all of its obligations by force majeure for a continuous period of more than [***] in total, the other Party may terminate this Agreement forthwith on service of written notice upon the Party so prevented, in which case the Parties shall not have any liability to the other except that rights and liabilities which accrued prior to such termination shall continue to subsist.

27.	FURTHER ASSURANCE

27.1	During the Term, UCLB shall at its own cost execute all such documents and do or cause to be done all such other things as Autolus may from time to time require in order to enable and provide Autolus with the benefit of the Licences granted to it hereunder and otherwise to give full effect to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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27.2	During the Term UCLB shall comply with its obligations under Clauses 9.1 to 9.5 so it may facilitate Autolus using its commercially reasonable endeavours in accordance with its obligations under Clause 11.

27.3	Without limiting its obligations under Clause 27.1, UCLB shall complete (or procure the completion of) such documents and take such other steps as shall be necessary or desirable to enable Autolus to be recorded on any registry as the licensee of the Intellectual Property licensed to it hereunder.

27.4	UCLB shall procure the assistance of UCL and require UCL to do or refrain from doing things which would otherwise constitute a breach of the terms of this Agreement.

28.	PUBLICITY

28.1	Upon execution of this Agreement, the Parties shall agree the content and timing for a joint public statement release. Until the [***] anniversary of the Effective Date, if either Party wishes to make any formal press release regarding the development of any Royalty Products, the Parties will, acting reasonably and in good faith, agree the terms of the publicity statement. Thereafter should Autolus wish to include UCL’s or UCLB’s name in a press release or if a press release by Autolus concerns the launch of a Royalty Product, again the Parties will, acting reasonably and in good faith, agree the terms of the publicity statement. Notwithstanding anything in this Agreement to the contrary, a Party shall not be prevented from complying with its obligations to make public statements regarding this Agreement, its subject matter or developments under this Agreement pursuant to the rules of any stock market or other laws applicable to it.

28.2	In order to enable UCLB and UCL to monitor the benefit that they are providing, and to enable UCL to demonstrate the impact of its research activities, to society and the economy, as reasonably requested by UCLB, Autolus shall provide to UCLB non confidential information on how it has used the Technology and the societal and economic benefits generated therefrom.

28.3	Autolus acknowledges that UCLB and UCL shall be entitled to make use of any information received from Autolus (and the information contained therein) pursuant to Clause 28.2 in applications for research or other granted related funding and in submissions to Higher Education funding bodies such as HEFCE and/or HEIF (or any replacements for either of those entities) and like entities, and to use Autolus’s name in their general publicity materials subject to Autolus’s prior written approval, which approval shall not be unreasonably withheld.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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29.	ASSIGNMENT

29.1	Save as provided in Clause 29, neither Party shall without the prior written consent of the other Party assign any of its rights or obligations under this Agreement, or purport to do any of the same. Any purported assignment in breach of this clause shall confer no rights on the purported assignee.

29.2	Subject to Clause 29.4 and 29.5, Autolus shall be entitled to assign its rights together with its obligations under this Agreement to any Affiliate of Autolus or to any acquirer of all or substantially all of Autolus’s business provided that such assignee agrees in writing to be bound by all of the terms and conditions of this Agreement and provided also that the provisions of Clause 3.1 and 3.2 shall apply with respect to any proposed assignment as if it were a sub-licence. No assignment shall be valid or effective unless or until the assignee shall agree, in writing, to be bound by the provisions of this Agreement.

29.3	In the event of an assignment of the Licensed Patents in accordance with Clause 10.1.3, the provisions of Clause 10.4.2 shall apply.

29.4	Without prejudice to UCLB’s right to terminate the Agreement pursuant to Clause 24.4.2 (where Autolus suffers an Insolvency Event), Autolus may grant security over or assign by way of security any of its rights and obligations under this Agreement provided that any such assignment shall comply with the provisions of Clause 29.2.

29.5	Autolus shall not be entitled to assign the Agreement during the grace periods (20 or 30 days) referred to in the definition of Insolvency Event and any assignment of the Agreement during this period shall not be valid or effective.

29.6	UCLB shall not assign any of the Technology to any Third Party nor grant any mortgage, charge or other encumbrance over the Technology.

29.7

In the event of termination of the agreement pursuant to which UCLB is granted (i) a sub-licensable licence with respect to the [***] in relation to the TRBC1/2 Product and the CRUK Study Results; (ii) a right to grant an option to a licence for certain TRBC1/2 improvements made by a student funded by CRUK; and (iii) a right to grant an option to a licence to a [***] project funded by [***], provided that Autolus is not in breach of its obligations under this Agreement and provided Autolus agrees to pay CRUK the sums equivalent to those sums otherwise payable by UCLB to CRUK for the aforementioned licences and rights, Autolus shall receive a direct licence from CRUK with respect to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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[***] and the CRUK Study Results and the options or licences with respect to the TRBC1/2 improvements and the [***] project (“Direct Licence”). The scope of such Direct Licence shall be the same as the scope of the corresponding licences and rights under this Agreement and shall not impose more onerous obligations on Autolus. On receipt of the Direct Licence from CRUK, Autolus shall be entitled to deduct an amount equivalent to any sums Autolus pays CRUK under the Direct Licence from any amount Autolus is due to pay UCLB with respect to the GD2 Product, the TRBC1/2 Product (including the [***]) and the BCMA Product. Nothing in this Clause shall limit or exclude or operate to waive any liability of UCLB should UCLB’s licences from CRUK terminate or expire.

30.	NOTICES

All notices required to be served by the Parties to this Agreement under the terms hereof shall be sufficiently served if dispatched by first class post or commercial courier to the addresses of each of the Parties set out below. All such notices shall be deemed received within five (5) days after such dispatch.

If to:
Autolus	Forest House, 58 Wood Lane, London, W12 7RZ Attn. General Counsel
UCLB	The Network Building, 97 Tottenham Court Road, London, W1T 4TP

and any modification or amendment to such address must itself be notified in writing to the other Parties in accordance with the terms of this Clause.

31.	MISCELLANEOUS PROVISIONS

31.1	Entire Agreement

31.1.1	This Agreement and any variations, amendments or other modifications in relation to this Agreement constitutes the entire agreement between the Parties relating to its subject matter and save for the CDA supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the Programs, the Program IP, the Manufacturing Know-How and the UCL Background IP.

31.1.2	Each Party acknowledges that in entering into this Agreement it does not do so on the basis of and does not rely on any representation, warranty, or other

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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provision except as expressly provided in this Agreement and all conditions, warranties and other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law provided that nothing in this Clause should be construed as limiting or excluding liability for fraud.

31.1.3	Except as otherwise provided in this Agreement, the only remedy available to a Party for breach of this Agreement shall be for breach of contract under the terms of this Agreement and no Party shall be liable in tort or otherwise arising from such breach. The rights and remedies provided by this Agreement are cumulative and (except as otherwise provided in this Agreement) are not exclusive of any rights or remedies provided by law.

31.1.4	Nothing in this Clause 31 shall limit or exclude any liability for fraud or fraudulent misrepresentation.

31.2	Amendment and Waiver

31.2.1	Any agreement to amend, vary or modify the terms of this Agreement in any manner shall be valid only if the amendment, variation or modification is effected in writing and signed by duly authorised representatives of each of the Parties hereto.

31.2.2	No delay by any Party in enforcing any of the provisions of this Agreement shall be deemed a waiver of that Party’s right subsequently to enforce such provision.

31.3	Severability

If any term or provision of any part thereof contained herein shall be declared or become unenforceable invalid or illegal in any respect under the law of any relevant jurisdiction:

31.3.1	such term or provision or part thereof shall be deemed to have been severed from the remaining terms of this Agreement and the terms and conditions hereof shall remain in full force and effect as if this Agreement had been executed without the offending provision appearing herein; and

31.3.2	the Parties shall endeavour to agree an amendment which to the fullest extent possible will give lawful effect to their intentions as expressed in any term or provision severed under Clause 31.3.1;

31.3.3	If any restriction in this Agreement is held by any court or other competent authority to be invalid or unenforceable, then the Party against whom such restriction was intended to apply agrees to be bound by a restriction the same as the terms of the most onerous restriction which the court or other competent authority would have allowed in place of the affected restriction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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31.4	Status of the Parties

31.4.1	Except as otherwise provided, each Party shall bear its own costs and expenses in connection with the preparation, negotiation, execution and performance of this Agreement and the documents referred to in it.

31.4.2	No Party is authorised to act as the agent of the other for any purpose whatsoever and no Party shall on behalf of the other(s) enter into, or make, or purport to enter into or make or represent that it has any authority to enter into or make any representation or warranty.

31.4.3	Nothing in this Agreement shall be deemed to constitute a partnership or joint venture company between any or all of the Parties and none of the Parties shall do or suffer to be done anything whereby it might be represented as a partner of the other Parties.

31.4.4	Each Party shall be directly responsible to the other Parties for all actions or omissions of its respective Affiliates, agents and sub-contractors relating to the subject matter of this Agreement and shall be responsible for and liable for the fulfilment and observance by itself and its Affiliates, agents and sub-contractors of the applicable obligations and restrictions on it and its Affiliates, agents and sub-contractors hereunder (or to be imposed on them pursuant to the terms hereunder).

31.4.5	A person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a Third Party which exists or is available apart from that Act. Notwithstanding the above, (i) an Indemnified Party which is not a Party to this Agreement may enforce the provisions of Clause 23.1 where it has the benefit of the indemnity provided in Clause 23.1; and (ii) the Wellcome Trust, the Chairman of the Wellcome Trust and the Appointed Expert may enforce the provisions of Clause 3.2.3. The rights of the Parties to terminate, rescind or agree any variation, waiver or settlement under this Agreement are not subject to the consent of any person that is not a Party to this Agreement, including any Indemnified Party or the Wellcome Trust, the Chairman of the Wellcome Trust or the Appointed Expert, provided that the Parties may not vary or waive the rights of the Wellcome Trust, the Chairman of the Wellcome Trust or the Appointed Expert under Clause 3.2.3 without their prior written consent.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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32.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the Parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument, and shall not be effective until each of the Parties has executed at least one counterpart.

33.	DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION

33.1	All controversies or claims of whatever nature arising out of or relating in any manner whatsoever to this Agreement or any of the documents referred to in this Agreement, including but not limited to a controversy or claim involving the validity, enforceability, interpretation or construction of this Agreement or any of the documents referred to in this Agreement, shall be governed by and construed in all respects in accordance with the laws of England.

33.2	In the event of any dispute, difference or question arising in connection with this Agreement, either Party shall be entitled but not obliged to escalate the matter to the Parties’ Executive Officers by serving a written notice on the other Party’s Executive Officer, in which case the Parties’ Executive Officers shall make themselves available to discuss the dispute, difference or question, as the case may be (the “Unresolved Matter”), and use good faith efforts to resolve such Unresolved Matter within the thirty (30) days following the delivery of such notice.

33.3	If the Parties agree to submit, they shall submit to non-binding mediation by a neutral mediator (with the understanding that the role of the mediator shall not be to render a decision but to assist the Parties in reaching a mutually acceptable resolution) who shall be accredited by the Centre of Dispute Resolution (“CEDR”) or otherwise appropriately qualified, and the mediation regarding the Unresolved Matter shall take place in London UK (or such other location as may be mutually agreed upon by the Parties). The mediator shall be chosen by agreement of the Parties, or if they are unable to agree on a mediator within fourteen (14) days of a request from one Party to the other or if the agreed mediator is unable or unwilling to act, either Party may apply to CEDR to appoint a mediator.

33.4	Within fourteen (14) days of the mediator being appointed, the Parties shall seek guidance from the mediator on a programme for the exchange of information and the structure to be adopted for negotiations. Either Party may request a preliminary meeting with the mediator for this purpose which shall be attended by both Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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33.5	Unless otherwise agreed, all negotiations concerning the dispute shall be conducted in confidence and shall be without prejudice to the rights of the parties in any future proceedings. The mediation is non-binding and Parties shall not be obliged to accept or follow any recommendation of the mediator.

33.6	If the Parties reach agreement on the resolution of the dispute, the agreement shall be reduced to writing and shall be binding on the Parties once it is signed by their duly authorised representatives.

33.7	If the Unresolved Matter is not resolved by mediation within sixty (60) days of appointment of the mediator, either Party may, subject to Clause 33.9, make any claim or application before the court as it sees fit.

33.8	Notwithstanding the provisions of Clause 33.2 or of Clause 33.3, subject to Clause 33.9, each Party shall be free to seek temporary injunctive relief in court as the situation may necessitate based upon any irreparable harm which may ensue.

33.9	Each Party acknowledges and agrees that the courts of England shall have exclusive jurisdiction to resolve any controversy or claim of whatsoever nature arising out of or relating in any manner to this Agreement, any terms of this Agreement, or any breach of this Agreement or any such terms.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Schedule 1

The Programs

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT WHICH INCLUDE THIS AND NINE ADDITIONAL PAGES OF OMISSIONS. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Schedule 2

Program IP

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT WHICH INCLUDE THIS AND 67 ADDITIONAL PAGES OF OMISSIONS. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Schedule 3

UCL Background

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EXHIBIT 10.1

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Schedule 4

Manufacturing Know-How

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EXHIBIT 10.1

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Schedule 5

Disclosure Process

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Schedule 6

Part A : Existing Licences

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Part B : Commercial Agreements

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EXHIBIT 10.1

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Schedule 7

Permitted Studies

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EXHIBIT 10.1

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Schedule 8

Part A : Net Sales Definition

1	Net Sales shall mean, subject to the remainder of Part A of this Schedule, the gross sum received by Autolus or its Sub-Licensees (excluding Net Receipts) from the supply of a Royalty Product by Autolus or its Sub-Licensees to a Third Party in a bona fide, arm’s length transaction, less the following:

a.	normal and customary trade and quantity discounts actually granted;

b.	amounts repaid or credited by reasons of defects, rejection, recalls, returns, rebates and allowances of goods or because of retroactive price reductions;

c.	chargebacks and other amounts paid on sale of the Royalty Product;

d.	amounts payable resulting from government/regulator-mandated rebate programs including pursuant to indigent patient programs and patient discount programs;

e.	tariffs, duties, excise, sales, value-added and other taxes, identified in the relevant invoice;

f.	retroactive price reductions that are actually allowed or granted;

g.	cash discounts or credits for timely payment;

h.	delayed ship order credits; and,

i.	all freight, postage, storage, shipping and insurance, identified in the relevant invoice.

2	Net Sales will not include:

a.	any transfers between Autolus, its Affiliates and any Sub-Licensees, or for the supply of any Royalty Products for clinical trial activities, research purposes, charitable donations or compassionate use;

b.	for the purposes of calculating sales thresholds or triggering any Milestone, any Complementary Diagnostic Products;

c.	any sums for any products, services or processes that are not Royalty Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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3	Where Autolus or any Sub-Licensee sells any Royalty Products other than on normal arms-length commercial terms exclusively for money, the Net Sales of the Royalty Product supplied shall be determined as the fair market value of such Royalty Product.

4	Where Autolus or any Sub-Licensee sells a product that consists of a Royalty Product in combination with, co-formulated with, or co-packaged with a product that contains one or more non-cellular therapeutically active agents(s) (which are not expressed or produced by the Royalty Product itself) (“Combination Product”), then the Net Sales of the Royalty Product in the country of sale shall be calculated as follows:

a.	if the Royalty Product(s) (on the one hand) and the non-cellular therapy product(s) (together or separately) each are sold separately in commercially reasonable quantities in such country, Net Sales will be calculated by multiplying the total sales of the Combination Product by the fraction A/(A+B), where A is the average gross selling price in such country of the Royalty Product(s) contained in the Combination Product sold separately during the calendar quarter in the same formulation and dosage, and B is the sum of the gross selling price in such country of the non-cellular therapeutic product(s) contained in the Combination Product sold separately during the calendar quarter in the same formulation and dosage; and

b.	if the Royalty Product(s) (on the one hand) and/or the non-cellular therapeutic product(s) (together or separately) are not sold separately in commercially relevant quantities in a country during a particular payment period, or if they are sold separately but the average gross selling price of either the Royalty Product(s) (on the one hand) or the non-cellular therapeutic product(s) (together or separately) cannot be determined, in such country, then the Parties will meet and negotiate in good faith an appropriate mechanism for determining the royalty payable on such Combination Product. If the Parties are unable to agree an appropriate mechanism, the Parties shall refer to an expert for determination of the agreed mechanism by following the provisions of Part C of this Schedule.

5	Where Autolus or any Sub-Licensee sells a Royalty Product as part of a package that includes services that relate to the manipulation of, administration of, or delivery of the applicable Royalty Product then the Net Sales of the Royalty Product as part of the package shall be calculated as a proportion of the package price fairly attributed to the Royalty Product alone.

6

Where Autolus or any Sub-Licensee sells a Royalty Product as a Combination Product, and such Combination Product is sold as part of a package that includes services that relate to the manipulation of, administration of, or delivery of the applicable Combination Product, then the Net Sales of the Royalty Product as part of the Combination Product and as part

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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of the package shall be calculated in the following order (i) firstly the value attributable to the Combination Product shall be calculated as a proportion of the package price fairly attributed to the Combination Product alone; and (ii) secondly the value of the Royalty Product as part of the Combination Product shall be determined in accordance with paragraph 4.

7	Where Autolus or any Sub-Licensee sells a product that is not a Combination Product but which consists of a Royalty Product in combination with, co-formulated with, or co-packaged with any other product or components (not covered by paragraphs 4, 5 or 6 above), then no apportionment of the Net Sales between such Royalty Product and the other product or components shall apply save that where a Royalty Product is sold in combination with, co-formulated with, or co-packaged with another cellular therapeutically active agent which does not use the Technology, for the purpose of calculating the Net Sales with respect to the Royalty Product, the Parties shall in good faith discuss and agree the apportionment.

8	Any dispute as to the determination of a fair market value that cannot be resolved through discussion between the Parties shall be referred to an expert for resolution in accordance with the provisions of part C of this Schedule 8.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Part B : Net Receipts Definition

1	Net Receipts shall mean, subject to the remainder of Part B of this Schedule, the gross sums received by Autolus pursuant to a Sublicence in so far as they are attributable to the Technology so licensed less all tariffs, duties, taxes, excise, sales and value added taxes.

2	The calculation of Net Receipts shall be subject to the following:

a.	Net Receipts will include (i) payments for the grant of a sublicence including up front signing fees, stage payments and milestone payments (ii) payments for options for a sublicence or for the exercise of such options; and (iii) in return for the grant of a sublicence, the cash paid by a sublicensee (or its Affiliate) for purchasing shares, options or other securities in Autolus but only to the extent that the price paid for such shares, options or other securities exceeds the fair market value calculated at the time of subscription; If Autolus grants a sub-licence in return for non-cash consideration Autolus shall agree with UCLB what (if any) cash value will be attributed to such non-cash consideration from which cash value the Net Receipts will be calculated and when any such Net Receipts shall be paid, such agreement to be reached within [***] of closing the deal and provided that either party shall be entitled to refer the matter to the Expert for determination in the event that agreement cannot be reached by the parties.

b.	Net receipts will exclude (i) any damages or account of profits due, paid or recoverable; (ii) any settlement fees or costs; (iii) payments under or by virtue of any indemnity; (iii) any royalty payments, profit share or other compensation calculated, directly or indirectly by reference to volume or units of Royalty Products sold, provided UCLB received Royalties in respect of the same; (iv) any sums received by way of transfer pricing; (v) any sums received or bona fide sums paid for Royalty Products supplied by Autolus or its Affiliates, provided UCLB received Royalties in respect of the same; (vi) litigation costs and fees, or other payments received in respect of the enforcement or defence of any Intellectual Property rights; (vii) any sums received for any products, services or processes that are not Royalty Products; and (viii) any service fees, FTE payments or other payments received to cover a contractual expense.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Part C : Expert Procedure

1.	Any dispute arising out of or in connection with Clauses 15.1.3, 15.2.1, 16.7 of this Agreement and paragraphs 3, 4, 5, 6 or 7 of Part A of Schedule 8 or paragraph 2a of Part B of Schedule 8 to this Agreement and/or its performance shall be referred to an expert by either Party serving on the other Party notice (“Referral Notice”) that it wishes to refer the dispute to an expert. For the avoidance of doubt, no reference shall be made to the expert as to what product or therapy constitutes a Royalty Product and any dispute in that regard shall be determined in accordance with Clause 33.3 and/or Clause 33.9 of the Agreement. If either Party challenges whether a product or therapy constitutes a Combination Product that dispute shall be determined in accordance with Clause 33.3 and/or Clause 33.9 of the Agreement.

2.	The dispute shall be determined by a single independent impartial expert who shall be agreed between the Parties or, in the absence of agreement between the parties within [***] of the service of a Referral Notice, be appointed by the then President of the Institute of Chartered Accountants or any successor organisatcion thereto.

3.	The seat of the dispute resolution shall be the normal place of residence of the expert.

4.	The language of the dispute resolution shall be English.

5.	The expert shall not have power to alter, amend or add to the provisions of this Agreement, except that the expert shall have the power to decide all procedural matters relating to the dispute, and may call for a one day hearing if desirable and appropriate.

6.	The expert shall have the power to request copies of any documents in the possession and/or control of the parties which may be relevant to the dispute. The parties shall forthwith provide to the expert and the other party copies of any documents so requested by the expert.

7.	The expert shall decide the dispute as an expert and not as an arbitrator.

8.	The decision of the expert shall be final and binding upon both parties except in the case of manifest error. The parties hereby exclude any rights of application or appeal to any court, to the extent that they may validly so agree, and in particular in connection with any question of law arising in the course of the reference out of the award.

9.	The expert shall determine the proportions in which the parties shall pay the costs of the expert’s procedure. The expert shall have the authority to order that all or a part of the legal or other costs of a party shall be paid by the other party. UCLB’s liability in this regard shall not be subject to the cap on liability under Clause 22.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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10.	All documents and information disclosed in the course of the expert proceedings and the decision and award of the expert shall be kept strictly confidential by the recipient and shall not be used by the recipient for any purpose except for the purposes of the proceedings and/or the enforcement of the expert’s decision and award.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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SCHEDULE 9

Warranties and Covenants

Part A : Mutual Warranties & Representations

1.	In respect of each Party making the warranty and representation:

1.1	it is a company duly organised, validly existing, and in good standing under the laws of England;

1.2	it has full corporate power and authority to execute, deliver, and perform this Agreement and has taken all corporate action required by law and its organisational documents to authorise the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

1.3	this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity);

1.4	the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not (i) conflict with or result in a breach of any provision of its organisational documents, (ii) result in a breach of any agreement to which it is a party; or (iii) violate any law.

Part B : UCLB Warranties & Covenants at the Effective Date

1.	UCLB warrants and represents to Autolus that as at the Effective Date:

Material Information

1.1	the information set out in the Schedules at the Effective Date is accurate and so far as UCLB is aware is materially complete;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.2	all the information which is contained in the Disclosure Letter dated as of the Effective Date and the documents (if any) annexed to it is complete and accurate and not misleading;

1.3	each statement of opinion or belief which is attributed in the Disclosure Letter dated as of the Effective Date is honestly held by the members of the UCLB senior management team;

1.4	each document if annexed to the Disclosure Letter dated as of the Effective Date is a complete and accurate copy of the original, and no such document has been amended (orally or in writing) or superseded;

Intellectual Property

1.5	it is the sole and exclusive owner, free of all encumbrances, of all right, title and interest in and to the Original Licensed Patents;

1.6	in respect of the Original Program IP, Manufacturing Know-How and UCL Background IP it is either:

1.6.1	the sole and exclusive owner, free of all encumbrances, of all right, title and interest in and to such Intellectual Property; or

1.6.2	a licensee with the right to grant the licences granted herein on the terms granted herein in respect of such Intellectual Property;

1.7	it has not granted, or agreed to grant, any licences or entered into any agreements which may adversely affect or conflict with this Agreement and/or with any of the Licences granted hereunder and/or options to licences granted hereunder as at the Effective Date;

1.8	it has not granted, or agreed to grant, any assurance or waiver not to enforce in respect of any of the Intellectual Property licensed hereunder as at the Effective Date in so far as such consents, assurances or waivers would enable the Third Party to develop, free of infringement, any product or therapy that is Covered by or has been developed using or uses any of the Intellectual Property licensed hereunder as at the Effective Date;

1.9	there is no other Patent Right (beyond the Original Licensed Patents) owned by UCLB as at the Effective Date that is required for the use and practise of any of the Original Program IP, UCL Background IP, having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.10	as at the Effective Date no invention disclosure forms have been logged in UCLB’s database and categorised as “Biopharm” and with the status “being assessed”, disclosing patentable inventions in respect of which (if patent applications were filed for such inventions [***] of the Effective Date) to the best of UCLB’s knowledge and belief a licence would be required for the use and practise of any of the Original Program IP, UCL Background IP, having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.11	it has provided Autolus with details of Third Party Patent Rights of which it is aware, and which to the best of its knowledge and belief not having (i) conducted any professional freedom to operate searches or (ii) sought advice from a qualified patent attorney or solicitor, may be relevant to the development of any Original Royalty Product on the basis of UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.12	it is not aware that the disclosure to Autolus of Know-How forming part of the Original Program IP, Manufacturing Know-How or UCL Background IP will amount to a breach of any obligation of confidentiality owed by UCL, MP or UCLB to any Third Party;

1.13	it is not aware of any material breach by UCLB, UCL or MP of any Third Party contracts set out in Schedule 6;

1.14	it has not received any negative opinion from any patent office as to the validity of the Original Licensed Patents;

1.15	there is no on-going litigation to which UCL or UCLB is a party concerning any of the Original Program IP, Manufacturing Know-How or UCL Background IP;

Clinical Studies

1.16	there has been no clinical use of any of the Materials.

Part C : UCLB Warranties & Covenants at the Amendment Date

1.	UCLB warrants and represents to Autolus that as at the Amendment Date:

Material Information

1.1	the information included as at the Amendment Date to the Schedules is accurate and so far as UCLB is aware is materially complete;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.2	all the information which is contained in the Disclosure Letter dated as of the Amendment Date and the documents (if any) annexed to it is complete and accurate and not misleading;

1.3	each statement of opinion or belief which is attributed in the Disclosure Letter dated as of the Amendment Date is honestly held by the members of the UCLB senior management team;

1.4	each document if annexed to the Disclosure Letter dated as of the Amendment Date is a complete and accurate copy of the original, and no such document has been amended (orally or in writing) or superseded;

Intellectual Property

1.5	it is the sole and exclusive owner, free of all encumbrances, of all right, title and interest in and to the Additional Licensed Patents;

1.6	it has not granted, or agreed to grant, any licences or entered into any agreements in respect of the Additional Licensed Patents which may adversely affect or conflict with this Agreement and/or with any of the Licences granted hereunder;

1.7	it has not granted, or agreed to grant, any assurance or waiver not to enforce in respect of any of the Additional Licensed Patents in so far as such consents, assurances or waivers would enable the Third Party to develop, free of infringement, any product or therapy that is Covered by any of the Additional Licensed Patents licensed hereunder;

1.8	there is no other Patent Right (beyond the Licensed Patents) owned by UCLB as at the Effective Date that is required for the use and practise of any of the Additional Licensed Patents having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.9	as at the Effective Date no invention disclosure forms have been logged in UCLB’s database and categorised as “Biopharm” and with the status “being assessed”, disclosing patentable inventions in respect of which (if patent applications were filed for such inventions [***] of the Effective Date) to the best of UCLB’s knowledge and belief a licence would be required for the use and practise of any of the Additional Licensed Patents, having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.10	it has provided Autolus with details of Third Party Patent Rights of which it is aware, and which to the best of its knowledge and belief not having (i) conducted any professional freedom to operate searches or (ii) sought advice from a qualified patent attorney or solicitor, may be relevant to the development of any Additional Royalty Product on the basis of UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.11	it has not received any negative opinion from any patent office as to the validity of the Additional Licensed Patents;

1.12	there is no on-going litigation to which UCL or UCLB is a party concerning any of the Additional Licensed Patents.

Part D: UCLB Warranties & Covenants at the Second Amendment Date

1.	UCLB warrants and represents to Autolus that as at the Second Amendment Date:

Material Information

1.1	the information included as at the Second Amendment Date to the Schedules is accurate and so far as UCLB is aware is materially complete;

1.2	all the information which is contained in the Disclosure Letter dated as of the Second Amendment Date and the documents (if any) annexed to it is complete and accurate and not misleading;

1.3	each statement of opinion or belief which is attributed in the Disclosure Letter dated as of the Second Amendment Date is honestly held by the members of the UCLB senior management team;

1.4	each document if annexed to the Disclosure Letter dated as of the Second Amendment Date is a complete and accurate copy of the original, and no such document has been amended (orally or in writing) or superseded;

Intellectual Property

1.5	it is the sole and exclusive owner, free of all encumbrances, of all right, title and interest in and to the CAT19 Program IP;

1.6	it has not granted, or agreed to grant, any licences or entered into any agreements in respect of the CAT19 Program IP which may adversely affect or conflict with this Agreement and/or with any of the Licences granted hereunder;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.7	it has not granted, or agreed to grant, any assurance or waiver not to enforce in respect of any of the CAT19 Program IP in so far as such consents, assurances or waivers would enable the Third Party to develop, free of infringement, any product or therapy that is Covered by any of the CAT19 Program IP licensed hereunder;

1.8	there is no other Patent Right (beyond the Licensed Patents) owned by UCLB as at the Effective Date that is required for the use and practise of any of the CAT19 Program IP having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.9	as at the Effective Date no invention disclosure forms have been logged in UCLB’s database and categorised as “Biopharm” and with the status “being assessed”, disclosing patentable inventions in respect of which (if patent applications were filed for such inventions [***] of the Effective Date) to the best of UCLB’s knowledge and belief a licence would be required for the use and practise of any of the CAT19 Program IP, having regard to UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.10	it has provided Autolus with details of Third Party Patent Rights of which it is aware, and which to the best of its knowledge and belief not having (i) conducted any professional freedom to operate searches or (ii) sought advice from a qualified patent attorney or solicitor, may be relevant to the development of any CAT19 Product on the basis of UCLB’s understanding of Autolus’s development plan for the period of [***] after the Effective Date;

1.11	it has not received any negative opinion from any patent office as to the validity of the CAT19 Patent Rights;

1.12	there is no on-going litigation to which UCL or UCLB is a party concerning any of the CAT19 Program IP.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE 10

Milestone, Royalty and Net Receipts Statements

1.	In respect of each country where Royalty Products were supplied during that Quarter:

1.1	the Net Sales of each type of Royalty Product supplied expressed both in local currency and in British pounds sterling together with conversion rates used;

1.2	the royalty rate applicable to each type of Royalty Product supplied in that country;

1.3	the calculation of the royalties payable in respect of each type of Royalty Product; and

1.4	the total amount of royalties payable in respect of that country;

2.	For the world as a whole:

2.1	the total amount of royalties payable under Clause 14.1;

2.2	the amount of any reduction or deduction made pursuant to Clauses 14.4 to 14.10, inclusive; and

2.3	the amount of any withholding tax deducted pursuant to Clause 16.5.

3	In respect of any Royalty Products supplied to which the provisions of paragraph 3 of Part A of Schedule 8 are applicable:

3.1	the amount of each type of Royalty Product supplied; and

3.2	the actual price at which the Royalty Products were supplied and the nature and value of any other consideration provided for the Royalty Products.

4.	In respect of any Royalty Products supplied to which the provisions of paragraphs 4, 5, 6 or 7 of Part A of Schedule 8 are applicable:

4.1	the amount and description of any Combination Product or any packages of products or services supplied; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.2	the actual price at which the package of any Combination Product or any products or services were supplied and the proportion of the sales price attributed to the Royalty Product in the relevant supply contract.

5.	In respect of any Net Receipts, the calculation of sums payable in accordance with Clause 15 and Part B of Schedule 8.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE 11

Release of the CARPALL and ALLCAR19 Patient Clinical Data

CARPALL and ALLCAR19 Patient Clinical Data generated before the Second Amendment Date:

1.1	CARPALL and ALLCAR19 Patient Clinical Data shall be released by sponsor once the sponsor has received confirmation from the trials sites that [***].

CARPALL and ALLCAR19 Patient Clinical Data generated after the Second Amendment Date:

2.1	Trial management reports produced for the benefit of the trial management groups for the CARPALL Study and the ALLCAR19 Study shall be released by the sponsor to Autolus at the same time as their formal release to relevant trial management group. For information only, at the Second Amendment Date such reports are produced at a frequency of approximately [***]. These trial management reports shall include a final report at the end of [***] of each study accompanied by release of all supporting clinical data. The next trial management group data releases are scheduled for the CARPALL Study on [***], and for the ALLCAR19 Study [***]. UCLB accepts no liability if the frequency of such reporting shall change for any reason and shall not be obliged to make available such reports before they are received by the relevant trial management group.

2.2	Raw data comprising the CARPALL and ALLCAR19 Patient Clinical Data shall be released by the sponsor to Autolus (i) following the treatment of [***] in the relevant study, or (ii) [***], whichever is the shorter period of time. As a minimum requirement, the raw data comprising [***] will be verified by the sponsor prior to such release Autolus acknowledges the data is subject to change until database lock at the end of the respective study.

2.3	During the long term follow up phase of the study the CARPALL and ALLCAR19 Patient Clinical Data shall be released by the sponsor to Autolus [***], or at the same time as their formal release to the trial management group provided that occurs [***].

2.4	Autolus shall promptly reimburse UCL for any sums (including internal costs) that UCL incurs in order to comply with UCL’s obligations to Autolus as set out in Paragraphs 2.1 to 2.3 above (inclusive) and which would not have otherwise been incurred by UCL in the absence of these obligations. Such reimbursement shall be subject to further terms agreed in any collaboration agreement entered into in accordance with Clause 4.12.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE 12

CD19 SEQUENCE

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

SCHEDULE 13

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10.1

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorised officers to execute and acknowledge this Agreement as of the date first written above.

SIGNED by a director on behalf of AUTOLUS LIMITED	)	Signature
	)	Print Name

SIGNED by a director on behalf of UCL BUSINESS PLC	)	Signature

	)	Print Name

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Type here]

I, Martin Pule, of [***], have read, understand and accept the provisions of this Agreement and how it relates to my research and the MP Laboratory.

Signed                                                                  Date :